                                            1933 Act Registration No.:  33-48299
                                           1940 Act Registration No.:  811-06046

    As filed with the Securities and Exchange Commission on December 9, 1996

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          (Registration No. 33-48299)
                      Pre-Effective Amendment No. _______
                       Post-Effective Amendment No.   8
                                                   --------
                                    and/or

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940
                         (Registration No. 811-06046)
                              Amendment No.    9
                                           --------
                       (Check appropriate box or boxes)

                            PIPER GLOBAL FUNDS INC.
              (Exact Name of Registrant as Specified in Charter)

                              Piper Jaffray Tower
             222 South Ninth Street, Minneapolis, Minnesota 55402
             (Address of Principal Executive Offices)  (Zip Code)

                                (612) 342-6387
             (Registrant's Telephone Number, including Area Code)

                                  Paul A. Dow
                            222 South Ninth Street
                         Minneapolis, Minnesota  55402
                    (Name and Address of Agent for Service)

                                   Copy to:
                          Kathleen L. Prudhomme, Esq.
                             Dorsey & Whitney LLP
                            Pillsbury Center South
                            220 South Sixth Street
                       Minneapolis, Minnesota 55402-1498

__________  immediately upon filing pursuant to paragraph (b) of rule 485
__________  on (specify date) pursuant to paragraph (b) of rule 485
__________  75 days after filing pursuant to paragraph (a) of rule 485
     X      60 days after filing pursuant to paragraph (a) of rule 485
----------

The Registrant has registered an indefinite number or amount of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice was filed by the Registrant on November 28, 1996.

                            PIPER GLOBAL FUNDS INC.
                      Registration Statement on Form N-1A

                 ---------------------------------------------

                             Cross Reference Sheet
                            Pursuant to Rule 481(a)
                 ---------------------------------------------


Item No.                                   Prospectus Heading
--------                                   ------------------

1.   Cover Page........................... Cover Page (no caption)

2.   Synopsis............................. Introduction; Fund Expenses

3.   Condensed Financial Information...... Financial Highlights

4.   General Description of Registrant.... Introduction; Investment Objectives
                                           and Policies; Special Investment
                                           Methods

5.   Management of the Fund............... Management

6.   Capital Stock and Other Securities... General Information; Introduction;
                                           Dividends and Distributions; Tax
                                           Status

7.   Purchase of Securities Being Offered. Dividends and Distributions; How to
                                           Purchase Shares/How to Invest; How
                                           to Purchase Class A Shares/How to
                                           Purchase Class B Shares; Reducing
                                           Your Sales Charge; Valuation of
                                           Shares

8.   Redemption or Repurchase............. How to Redeem Shares

9.   Pending Legal Proceedings............ General Information

Heading                                    Statement of Additional Information
-------                                    -----------------------------------

10.  Cover Page........................... Cover Page (no caption)

11.  Table of Contents.................... Table of Contents

12.  General Information and History...... General Information; Pending
                                           Litigation

13.  Investment Objectives and Policies... Investment Objectives and Policies;
                                           Investment Restrictions

14.  Management of the Fund............  Directors and Executive Officers

15.  Control Persons and Principal
     Holders of Securities.............  Capital Stock and Ownership of Shares

16.  Investment Advisory and Other
     Services..........................  Investment Advisory and Other Services

17.  Brokerage Allocation and Other
     Practices.........................  Portfolio Transactions and Allocation
                                         of Brokerage

18.  Capital Stock and Other Securities  Capital Stock and Ownership of Shares

19.  Purchase, Redemption and Pricing
     of Securities Being Offered.......  Net Asset Value and Public Offering
                                         Price; Redemption of Shares

20.  Tax Status........................  Taxation

21.  Underwriters......................  Investment Advisory and Other Services;
                                         Portfolio Transactions and Allocation
                                         of Brokerage

22.  Calculations of Performance Data..  Performance Comparisons

23.  Financial Statements..............  Financial Statements

                                         PROSPECTUS DATED FEBRUARY 7, 1996

                         PACIFIC-EUROPEAN GROWTH FUND
                         EMERGING MARKETS GROWTH FUND
                       SERIES OF PIPER GLOBAL FUNDS INC.
                              PIPER JAFFRAY TOWER
           222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804
                          (800) 866-7778 (TOLL FREE)

  Pacific-European Growth Fund ("Pacific-European Fund") and Emerging Markets Growth Fund ("Emerging Markets Fund") each has an investment objective of long-term capital appreciation. Current income is incidental to this objective. Pacific-European Fund seeks to achieve its investment objective through investments primarily in Common Stock (as herein defined) of companies in the Pacific Basin or in Europe (including Eastern Europe). Up to 25% of the Fund's total assets may be invested in other areas of the world to the extent significant opportunities for long-term capital appreciation outside of the Pacific Basin and Europe become available. Emerging Markets Fund seeks to achieve its investment objective through investments primarily in Common Stock of issuers in the world's emerging securities markets. The Funds do not invest in Common Stock of U.S. companies. No assurance can be given that the Funds' investment objectives will be achieved.

  PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. SAFETY OF PRINCIPAL IS NOT GUARANTEED. Investment in the Funds involves certain risks and requires consideration of factors not typically associated with investment in securities of U.S. issuers. See "Risk Factors."

  This Prospectus concisely describes the information about the Funds that you should know before investing. Please read the Prospectus carefully before investing and retain it for future reference.

  A Statement of Additional Information about the Funds dated February   ,
1997 is available free of charge. Write to the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804 or telephone (800) 866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
  IS A CRIMINAL OFFENSE.

                                 INTRODUCTION

  Pacific-European Growth Fund ("Pacific-European Fund") is a diversified series and Emerging Markets Growth Fund ("Emerging Markets Fund") is a non-diversified series of Piper Global Funds Inc. ("Piper Global"), an open-end management investment company, or mutual fund, the shares of which can be offered in more than one series. Each series in effect represents a separate fund with its own investment objective and policies. The investment objective of each Fund is long-term capital appreciation. Current income is incidental to this objective.

THE INVESTMENT ADVISER

  The Funds are managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc.

  Pacific-European Fund pays the Adviser a basic management fee calculated and paid monthly at an annual rate of 1% on net assets up to $100 million, with the fee scaled downward as assets increase in size (the "Basic Fee"). The Basic Fee (as a percentage of net assets) is higher than that paid by most other mutual funds. The Basic Fee may be increased or decreased by up to a maximum, on an annual basis, of .25% of Pacific-European Fund's average daily net assets depending upon the extent to which the Fund outperforms or underperforms the Morgan Stanley Capital International European, Australian and Far East Index (the "EAFESM Index").

  Emerging Markets Fund pays the Adviser a monthly management fee at an annual rate of 1% of the Fund's average daily net assets. This fee is higher than that paid by most other mutual funds. See "Management--Investment Adviser."

THE SUB-ADVISER

  Edinburgh Fund Managers plc acts as each Fund's sub-adviser (the "Sub-Adviser") under agreements with the Adviser. The Sub-Adviser is a public limited company that was incorporated in 1969. For its services to Pacific-European Fund, the Sub-Adviser is paid a fee by the Adviser equal to 65% of the Basic Fee plus or minus 90% of the performance fee adjustment. The Adviser and Sub-Adviser also have entered into an Expense Reimbursement Agreement pursuant to which the Sub-Adviser pays the Adviser a monthly fee equal to 10% of the Basic Fee to reimburse the Adviser for certain expenses it bears in connection with the administration of Pacific-European Fund. For its services to Emerging Markets Fund, the Sub-Adviser is paid a fee by the Adviser equal, on an annual basis, to .50% of the Fund's average daily net assets. See "Management--Sub-Adviser."

THE DISTRIBUTOR

  Piper Jaffray Inc. ("Piper Jaffray" or the "Distributor"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Funds' shares.

CERTAIN RISK FACTORS TO CONSIDER

  An investment in the Funds is subject to certain risks, as set forth in detail under "Investment Objectives and Policies," "Special Investment Methods" and "Risk Factors." As with other mutual funds, there can be no assurance that either Fund will achieve its objective. Because the Funds invest in foreign securities, an investment in either Fund requires consideration of certain risk factors that are not typically associated with investing in securities of U.S. companies. These factors include risks relating to adverse currency fluctuations, potential political and economic instability of certain countries, limited liquidity and volatile prices of certain securities of non-U.S. companies, and foreign taxation. These risks are particularly significant for the Emerging Markets Fund. Investing in emerging markets involves exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. The Emerging Markets Fund is a non-diversified fund, which means that it may invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund. In addition, the Funds may engage in the following investment practices which involve certain special risks: entering into currency exchange transactions, forward foreign currency exchange transactions and foreign currency futures and options, entering into options transactions on securities in which the Funds may invest, the use of repurchase agreements, the lending of portfolio securities, entering into futures contracts and options on futures contracts, the purchase of securities on a "when-issued" basis and the purchase or sale of securities on a "forward commitment" basis. The use of these investment practices may increase the volatility of a Fund's net asset value. Each Fund may invest in illiquid securities which will involve greater risk than investments in other securities and may increase Fund expenses.

CHOOSING A SHARE CLASS

  You may purchase either Class A or Class B shares of a Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Pacific-European Fund also offers Class Y shares, which have their own expense structure and are available only to investors making an initial investment of $2 million or more. To obtain more information about Class Y shares, call the Funds at the telephone number that appears on the cover of this Prospectus.

  Class A shares have the following features:

  . An initial sales charge of 4% on purchases of less than $100,000. The sales charge is reduced for purchases of $100,000 or more. See "How to Purchase Class A Shares."

  . Lower annual expenses than Class B shares. Class A shares are subject to Rule 12b-1 fees of up to 0.50%, on an annual basis, of the average daily net assets of the Class A shares. The Distributor has voluntarily limited these fees to 0.33% of average daily net assets during fiscal 1997. See "Distribution of Fund Shares."

  Class B shares have the following features:

  . No initial sales charge; all your money goes to work for you right away.

  . A contingent deferred sales charge ("CDSC") if you redeem your shares during the calendar year in which they are purchased, or in any of the next five full calendar years. The CDSC declines from 4% during the calendar year in which you purchase the shares to 1% during the fifth full calendar year following the year of purchase. See "How to Purchase Class B Shares."

  . Higher annual expenses than Class A shares. Class B shares are subject to Rule 12b-1 fees equal, on an annual basis, to 1.00% of the average daily net assets of the Class B shares. See "Distribution of Fund Shares."

  . Automatic conversion to Class A shares at the beginning of the sixth full calendar year following the year of purchase, thus reducing future annual expenses.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

  The minimum initial investment for each Fund is $250. There is no minimum for subsequent investments. See "How to Purchase Shares--Minimum Investments."

EXCHANGES

  You may exchange your shares for shares of the same class of any other mutual fund managed by the Adviser (a "Piper fund") that offers its shares in multiple class. In addition, Class A shares may be exchanged for shares of any Piper fund that offers only one class of shares. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire, and such shares must be eligible for sale in your state of residence. See "Shareholder Services-- Exchange Privilege."

REDEMPTION PRICE

  Shares of the Funds may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer, less any applicable contingent deferred sales charge. See "How to Redeem Shares." Each Fund reserves the right, upon 30 days written notice, to redeem an account if the net asset value of the shares falls below $200. See "How to Redeem Shares--Involuntary Redemption."

SHAREHOLDER INQUIRIES

  Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Funds should be directed to the Funds at the telephone number set forth on the cover page of this Prospectus.

                                 FUND EXPENSES

                                                    PACIFIC-        EMERGING
                                                  EUROPEAN FUND   MARKETS FUND
                                                 --------------- ---------------
                                                 CLASS A CLASS B CLASS A CLASS B
                                                 ------- ------- ------- -------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price).........   4.00%    None   4.00%    None
  Maximum Deferred Sales Charge (as a percent-
   age of
   original purchase price or redemption pro-
   ceeds, as
   applicable).................................   None*   4.00%   None*   4.00%
ANNUAL FUND OPERATING EXPENSES (as a percentage
 of average
  net assets)
  Management Fees..............................    .90%    .90%   1.00%   1.00%
  Rule 12b-1 Fees (after voluntary limitation
   for Class A shares)**.......................    .33%   1.00%    .33%   1.00%
  Other Expenses (after voluntary expense
   reimbursement)**............................    .43%    .43%    .67%    .67%
                                                  ----    -----   ----    -----
  Total Fund Operating Expenses (after
   voluntary limitations and expense
   reimbursements).............................   1.66%   2.33%   2.00%   2.67%

--------

* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $500,000 or more. See "How to Purchase Class A Shares."

** See the discussion below for an explanation of voluntary Rule 12b-1 fee limitations and expense reimbursements.

EXAMPLE

  At the end of the periods shown, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return:

                        PACIFIC-EUROPEAN FUND         EMERGING MARKETS FUND
                    ----------------------------- -----------------------------
                                   CLASS B                       CLASS B
                            ---------------------         ---------------------
                            REDEMPTION                    REDEMPTION
                              AT END       NO               AT END       NO
                    CLASS A OF PERIOD  REDEMPTION CLASS A OF PERIOD  REDEMPTION
                    ------- ---------- ---------- ------- ---------- ----------
One year...........  $ 56      $          $        $ 59      $          $
Three years........  $ 90      $          $        $100      $          $
Five years.........  $127      $          $        $143      $          $
Ten years..........  $229      $   *      $   *    $263      $   *      $   *

--------

* Assumes that Class B shares are purchased on January 1 and convert to Class A shares at the beginning of the sixth full calendar year following the year of purchase.

  The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  The information set forth in the table for Pacific-European Fund, other than Rule 12b-1 fees, is based on actual expenses incurred by the Class A shares of the Fund during the fiscal period from March 1 through September 30, 1996. Pacific-European Fund did not offer Class B shares during such fiscal period. Class A share Rule 12b-1 fees set forth in the table reflect a voluntary limitation by the Distributor of amounts payable to it under the Fund's Rule 12b-1 Plan to .33% of average daily net assets attributable to Class A shares for the fiscal year ending September 30, 1997. For the fiscal period ended September 30, 1996, the Distributor voluntarily limited Rule 12b-1 payments to
 .31% of average daily net assets. Absent such limitation, Total Fund Operating Expenses for Pacific-European Fund for the fiscal period ended September 30, 1996 would have been 1.83% of average daily net assets.

  The information set forth for Emerging Markets Fund is based on the Adviser's undertaking to reimburse Total Fund Operating Expenses in excess of 2.00% of the Fund's average daily net assets attributable to Class A shares and 2.67% of the Fund's average daily net assets attributable to Class B shares for the fiscal year ending September 30, 1997. The table also reflects a voluntary limitation by the Distributor of the fee payable to it under the Fund's Rule 12b-1 Plan to .33% of average daily net assets attributable to the Fund's Class A shares. Without any expense reimbursements or fee limitations, Other Expenses and Total Fund Operating Expenses for the fiscal period from July 1 through September 30, 1996 would have been, on an annualized basis, 2.59% and 4.09%, respectively, of Emerging Markets Fund's average daily net assets. The Fund did not offer Class B shares during such fiscal period.

  Voluntary limitations and reimbursements for the Funds may be revised or terminated at any time after September 30, 1997. The Adviser may or may not assume additional expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for expenses assumed during a fiscal year prior to the end of such year. The foregoing policy will have the effect of lowering a Fund's overall expense ratio and increasing yield to investors when such amounts are assumed or the inverse when such amounts are reimbursed.

  Pacific-European Fund's management fees for fiscal 1997 may be more or less than those set forth in the table to the extent that the Fund outperforms or underperforms the EAFE Index. For the seven months ended September 30, 1996, the performance fee adjustment resulted in a reduction of management fees for Pacific-European Fund by 0.05% of average daily net assets. Absent such reduction, management fees would have been 0.95% of average daily net assets. See "Management--Investment Adviser."

  A portion of the Rule 12b-1 fee paid with respect to both Class A and Class B shares is considered an asset-based sales charge. As a result of the payment of such asset-based sales charge, long-term shareholders of the Funds may pay more than the economic equivalent of the maximum 6.25% front end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. For additional information, including a more complete explanation of management and Rule 12b-1 fees, see "Management--Investment Adviser" and "Distribution of Fund Shares."

                             FINANCIAL HIGHLIGHTS

  The following financial highlights show certain per share data and selected information for a Class A share of capital stock outstanding during the indicated periods for each Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors and should be read in conjunction with the financial statements of each Fund contained in its annual report. No Class B shares were outstanding during the indicated periods. An annual report of each Fund is available without charge by contacting the Funds at 800-866-7778 (toll free). In addition to financial statements, the Funds' annual reports contain further information about the performance of the Funds.

  Effective with the close of business on June 21 1996, Emerging Markets Fund acquired the assets and assumed all identified liabilities of Hercules Latin American Value Fund, a series of Hercules Funds Inc., in a tax-free reorganization by issuing new shares. Emerging Markets Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for Emerging Markets Fund prior to June 21, 1996 represents the financial history of Hercules Latin American Value Fund. The information presented for Pacific-European Fund relates to fiscal periods ended both before and after the conversion of the Fund from a closed-end to an open-end fund on August 31, 1992.

PACIFIC-EUROPEAN FUND

                                        PERIOD FROM                 YEAR ENDED                      PERIOD FROM
                                         3/1/96 TO    --------------------------------------------- 4/27/90(A)
                                        9/30/96 (F)   2/29/96 2/28/95   2/28/94  2/28/93(E) 2/29/92 TO 2/28/91
PER SHARE DATA                          -----------   ------- -------   -------  -------    ------- -----------
Net asset value, beginning of period..    $ 13.86      12.73   15.44     10.81    10.53      10.18     10.97
                                          -------      -----  ------     -----    -----      -----     -----
Operations:
 Net investment income (loss).........       0.07       0.05   (0.03)    (0.03)     --        0.06      0.20
 Net realized and unrealized gains
  (losses)............................      (0.28)      2.03   (1.63)     4.72     0.28       0.37     (0.79)
                                          -------      -----  ------     -----    -----      -----     -----
  Total from operations...............      (0.21)      2.08   (1.66)     4.69     0.28       0.43     (0.59)
                                          -------      -----  ------     -----    -----      -----     -----
Distributions to shareholders:
 From net investment income...........        --       (0.05)    --        --       --       (0.06)    (0.20)
 Tax return of capital................        --         --      --        --       --       (0.02)      --
 From net realized gains on invest-
  ments...............................      (0.71)     (0.90)  (1.05)    (0.06)     --         --        --
                                          -------      -----  ------     -----    -----      -----     -----
  Total distributions to shareholders.      (0.71)     (0.95)  (1.05)    (0.06)     --       (0.08)    (0.20)
                                          -------      -----  ------     -----    -----      -----     -----
Net asset value, end of period........     $12.94      13.86   12.73     15.44    10.81      10.53     10.18
                                          =======      =====  ======     =====    =====      =====     =====
SELECTED INFORMATION
Total return(c) ......................      (1.66)%    16.70% (11.09)%   43.45%    2.66%      4.44%    (5.03)%
Net assets at end of period
 (in millions)........................    $   172        163     154       166       60         36        34
Ratio of expenses to average daily net
 assets(d)............................       1.64%(b)   1.55%   1.76%     1.81%    2.25%      1.92%     1.77%(b)
Ratio of net investment income (loss)
 to average daily net assets(d).......       0.29%(b)   0.36%  (0.19)%   (0.29)%   0.03%      0.60%     2.36%(b)
Average brokerage commission rate (g).    $0.0173        n/a     n/a       n/a      n/a        n/a       n/a
Portfolio turnover rate (excluding
 short-term securities)...............         49%        65%     57%       52%      59%        69%       10%

(a) Commencement of operations.
(b) Adjusted to an annual basis.
(c) Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.
(d) During the periods reflected above, the Adviser and Distributor voluntarily waived fees and/or reimbursed expenses. Had the Fund paid all expenses and the maximum distribution fee been in effect, the ratios of expenses and net investment income (loss) to average daily net assets would have been as follows: 1.83%/0.10% for the period from March 1, 1996 to September 30, 1996, 1.73%/0.18%, 1.98%/(0.41%), 2.01%/(0.49%) and
    2.59%/(0.31%) in fiscal years 1996, 1995, 1994 and 1993, respectively.
    Beginning in fiscal 1996, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.
(e) The Fund converted from a closed-end investment company to an open-end investment company on August 31, 1992. Information for periods prior to conversion are based on the Fund's operations as a closed-end fund. Fiscal 1993 expenses include 0.32% related to the conversion.
(f) On June 21, 1996, the Fund acquired the net assets of Hercules European Value Fund and Hercules Pacific Basin Value Fund via a tax-free reorganization.
(g) Beginning in the seven month period ended September 30, 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

EMERGING MARKETS FUND

                                  PERIOD FROM       YEAR ENDED       PERIOD FROM
                                   7/1/96 TO    ------------------   11/9/93(B)
                                    9/30/96     6/30/96(A) 6/30/95   TO 6/30/94
                                  -----------   ---------- -------   -----------
PER-SHARE DATA
Net asset value, beginning of
 period.........................      $8.84       $7.20    $ 9.14      $10.00
                                    -------       -----    ------      ------
Operations:
 Net investment income..........        --         0.01       --         0.01
 Net realized and unrealized
  gains (losses)................       0.01        1.63     (1.94)      (0.87)
                                    -------       -----    ------      ------
  Total from operations.........       0.01        1.64     (1.94)      (0.86)
                                    -------       -----    ------      ------
Net asset value, end of period..      $8.85       $8.84    $ 7.20      $ 9.14
                                    =======       =====    ======      ======
SELECTED INFORMATION
Total return (c) ...............       0.11%       22.8%   (21.23)%     (8.60)%
Net assets at end of period (in
 millions)......................    $    14       $  14    $   23      $   28
Ratio of expenses to average
 daily net assets (e)...........       2.00%(d)    2.00%     2.00%       2.00%(d)
Ratio of net investment income
 (loss) to average daily net as-
 sets (e).......................       0.26%(d)    0.15%    (0.03)%      0.14%(d)
Average brokerage commission
 rate (f).......................    $0.0009         n/a       n/a         n/a
Portfolio turnover rate
 (excluding
 short-term securities).........          0%        140%      161%         78%

(a) Emerging Markets Growth Fund commenced operations and acquired the net assets of Hercules Latin American Value Fund on June 21, 1996, via a tax-free reorganization. Emerging Markets Growth Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for Emerging Markets Growth Fund prior to June 21, 1996 represents the financial history of Hercules Latin American Value Fund. As a result of the reorganization, the Fund's sub-adviser changed from Bankers Trust Company to Edinburgh Fund Managers plc. On July 18, 1995, shareholders approved a change in the Fund's investment manager from Hercules International Management LLC to the Adviser.
(b) Commencement of operations of Hercules Latin American Value Fund.
(c) Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.
(d) Adjusted to an annual basis.
(e) During the periods reflected above, the Adviser and Distributor voluntarily waived fees and/or reimbursed expenses. Had the Fund paid all expenses, the annualized ratios of expenses and net investment income
    (loss) to average daily net assets would have been 4.09%/(1.83)% for the period from July 1, 1996 to September 30, 1996, 3.54%/(1.39%) for the fiscal year ended June 30, 1996, 3.47%/(1.50%) for the fiscal year ended June 30, 1995 and 3.10%/(0.96%) for the fiscal period ended June 30, 1994.
(f) Beginning in the three month period ended September 30, 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

                      INVESTMENT OBJECTIVES AND POLICIES

PACIFIC-EUROPEAN FUND

  Pacific-European Fund's investment objective is long-term capital appreciation. Current income is incidental to this objective. Pacific-European Fund seeks to achieve its investment objective through investments primarily (under normal circumstances, at least 65% of its total assets) in Common Stock of companies in the Pacific Basin or in Europe (including Eastern Europe). "Common Stock" means common stock and foreign equity securities which are substantially similar to common stock in the U.S. and does not include preferred stock or convertible debt securities (such foreign equity securities may have voting and distribution rights which differ from those of common stock in the U.S.). The Pacific Basin is generally defined as those countries bordering the Pacific Ocean. Pacific-European Fund may invest in the following countries within the region: Malaysia, Pakistan, Sri Lanka, the Philippines, Singapore, South Korea, Thailand, India, Indonesia, Hong Kong, Japan, Taiwan, Australia and New Zealand. In addition, to the extent that suitable investment opportunities become available, the Fund may invest in any other country within the region, including, but not limited to, China. For purposes of this Prospectus, unless otherwise indicated, Europe consists of Austria, Belgium, Denmark, Germany, Finland, France, Greece, the Republic of Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Turkey and the United Kingdom (together, "Western Europe"), plus Albania, Bulgaria, the Czech and Slovak Republics, Hungary, Poland, Romania, the successor states to the former Yugoslavia, and the Commonwealth of Independent States (formerly, the Union of Soviet Socialist Republics) (together, "Eastern Europe"). As the securities markets of additional continental European countries develop, such countries may be considered part of the Fund's definition of Europe and appropriate countries for investment by the Fund.

  As of September 30, 1996, approximately 58% of Pacific-European Fund's investments were in companies in the Pacific Basin (including Japan) and approximately 35% were in companies in Europe. While the Fund has no specific policy or restriction on the allocation of its funds between Europe and the Pacific Basin, the Adviser and the Sub-Adviser (collectively, "Management") believe that the opportunities for long-term capital appreciation in the Pacific Basin are generally superior to those currently available in the economically more mature areas of the world. The relative emphasis of the Fund's investments between the Pacific Basin and Europe may change over time to the extent Management identifies greater investment opportunities in Europe as a result of more attractive values, recent developments in Eastern Europe, the removal of most intra-European trade barriers as a result of the adoption of the Single European Act in 1992 or other factors. In normal market conditions, the Fund's investments will be allocated among at least three different countries in the Pacific Basin and/or Europe. For additional information regarding the allocation of Fund investments, see "Investment Objectives and Policies--Allocation Among Countries" in the Statement of Additional Information.

  A company is considered to be in the Pacific Basin or in Europe, as the case may be, if (a) it is organized under the laws of a country within the Pacific Basin or in Europe (including the United Kingdom); (b) at least 50% of its assets are located in the Pacific Basin or in Europe; (c) it derives at least 50% of its total revenues from goods produced, sales made, services performed or investment in companies in the Pacific Basin or in Europe; or (d) its securities are traded principally on stock exchanges in a Pacific Basin or European country. The Fund's definition of companies in the Pacific Basin or in Europe may include companies that reflect economic and market forces applicable to other regions as well as the Pacific Basin or Europe. Nevertheless, Management believes that investment in such companies is appropriate in light of the Fund's investment objective because Management selects among such companies those which, in its view, have sufficiently strong exposure to economic and market forces in the Pacific Basin or in Europe, as the case may be, such that the value of the securities of such companies will tend to reflect Pacific Basin or European developments to a greater extent than developments in other regions. With respect to the investment by the Fund in companies that receive 50% or more of their revenues from investments in companies located in the Pacific Basin or Europe (e.g., investment companies and trusts), the Fund believes that securities of such companies will similarly reflect the development of the region in which it invests and, in addition, the purchase of such securities is currently one of the few mechanisms through which the Fund may invest in securities of South Korean, Taiwanese and Indian companies.

  In selecting individual securities within a country, emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to such factors as the company's assets, earnings and growth potential or which are believed best positioned within a particular industry to take advantage of specific economic and political factors likely to result in growth for such industry. Pacific-European Fund does not, however, concentrate its investments in companies of a particular asset size or in a particular industry, but instead selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests.

  Up to 25% of Pacific-European Fund's total assets may be invested in other areas of the world to the extent significant opportunities for long-term capital appreciation outside of the Pacific Basin and Europe become available. The Fund currently invests a portion of its assets in certain countries in Latin America, including Mexico, Brazil, Argentina, Chile, Peru, Venezuela, Colombia and Ecuador. The Fund may invest in other Latin American countries as opportunities develop. As of September 30, 1996, approximately 5% of the Fund's investments were in companies in Latin America. The Fund does not invest in Common Stock of U.S. companies.

  The investment objective of the Fund is not fundamental and may be changed without shareholder approval. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. No assurance can be given that the Fund's investment objective will be achieved.

EMERGING MARKETS FUND

  Emerging Markets Fund's investment objective is long-term capital appreciation. Current income is incidental to this objective. Emerging Markets Fund seeks to achieve its investment objective through investments primarily (under normal circumstances, at least 65% of its total assets) in Common Stock (as defined above) of issuers in the world's emerging securities markets. Emerging securities markets can be found in regions such as Latin America, Asia, Eastern Europe, the Middle East, Southern Europe and Africa. The Fund's investment objective is fundamental and cannot be changed without shareholder approval.

  In attempting to achieve the Fund's investment objective, Management will focus primarily on asset allocation among selected emerging markets and, secondarily, on issuer selection within those markets. Because the Emerging Markets Fund is the successor to the Hercules Latin American Value Fund (see "General Information") the Fund's portfolio consisted primarily of securities of Latin American issuers as of the date of this Prospectus. This may cause the Fund's performance to be more volatile than that of a more geographically diversified fund. See "Risk Factors" for a discussion of the risks of investments in Latin

America. As investment opportunities arise, however, Management expects to allocate new investments among emerging markets in other geographic areas of the world.

  The Fund's assets will be allocated among emerging markets in accordance with Management's judgment as to where the best investment opportunities exist. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among the countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors. Criteria for selection of individual securities within an emerging market include the issuer's competitive position, prospects for growth, managerial strength, earnings quality, underlying asset value, relative market value and overall marketability. The Fund may invest in securities of companies having various levels of net worth, including smaller companies whose securities generally are more volatile than securities offered by larger companies with higher levels of net worth.

  Countries with emerging markets include those that have an emerging stock market as defined by the International Finance Corporation, those with low- to middle-income economies according to the International Bank for Reconstruction and Development (the World Bank), and those listed in World Bank publications as developing. The Fund will emphasize countries with relatively low gross national product per capita compared to the world's major economies, and with the potential for rapid economic growth. An issuer in an emerging market is defined as a company: (1) the principal securities trading market for which is an emerging market; (2) which is organized under the laws of an emerging market country; or (3) which derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the emerging market country or which has at least 50% of its assets situated in such a country.

  The Fund currently intends to select its investments from the following countries with emerging markets:

  ASIA: China, India, Indonesia, Korea, Malaysia, Pakistan, Phillipines, Sri Lanka, Taiwan, Thailand

  EUROPE:                      Czech Republic, Greece, Hungary, Poland,
                               Portugal

  LATIN AMERICA:               Argentina, Brazil, Chile, Colombia, Mexico,
                               Peru, Venezuela

  AFRICA:                      Nigeria, South Africa, Zimbabwe

  MIDDLE EAST:                 Jordan, Turkey

  The foregoing list of emerging markets is not exhaustive; the Fund may invest in countries other than those listed above when such investments are consistent with the Fund's investment objective and policies. The Fund will at all times, except during defensive periods, maintain investments in at least three countries having emerging markets.

  Developing or emerging markets tend to be in less economically developed regions of the world. General characteristics of developing market countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, and rapid economic growth. Management believes that investments in Common Stock of companies in emerging markets offer the opportunity for significant long-term investment returns. However, these investments involve certain risks. See "Risk Factors" below.

TYPES OF SECURITIES IN WHICH THE FUNDS MAY INVEST

  The Funds invest primarily in Common Stock. In addition, up to 10% of each Fund's assets may be invested in rights, options or warrants to purchase Common Stock. In addition to investing directly in Common Stock, the Funds may invest in American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Generally, ADRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. The Funds do not currently intend to invest in ADRs sponsored by persons other than the underlying issuers. EDRs are typically issued in bearer form and are designed for use in the European securities markets. The Funds also may purchase shares of investment companies or trusts which invest principally in securities in which the Funds are authorized to invest. The purchase of investment company stock currently is one of the few mechanisms through which the Funds may invest in securities of companies located in a number of countries. For a discussion of the risks of investing in investment companies, see "Risk Factors--Investment and Repatriation Restrictions."

  For temporary defensive purposes, the Funds may invest without limitation in U.S. dollar denominated or foreign currency denominated cash or in high quality debt securities with remaining maturities of one year or less. Such securities may include commercial paper, certificates of deposit, bankers' acceptances and securities issued by the U.S. or a foreign government, their agencies or instrumentalities. All securities in which the Funds invest for defensive purposes (other than securities issued or guaranteed by the U.S. or a foreign government, their agencies or instrumentalities) must be rated AA or better by Standard & Poor's Ratings Services or be of comparable quality as determined by the Adviser. For an explanation of ratings, see Appendix A to the Statement of Additional Information.

                          SPECIAL INVESTMENT METHODS

  The following discussion describes some of the investment management practices that the Funds may employ from time to time to facilitate portfolio management and mitigate risk. Certain of these practices could be considered "derivative" transactions. The term "derivatives" has been used to identify a variety of financial instruments; there is no discrete class of instruments that is covered by the term. A "derivative" is commonly defined as a financial instrument whose value is based upon, or derived from, an underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. Forward currency transactions, options on securities, futures contracts, options on futures contracts and when-issued securities transactions are derivative contracts. These derivative contracts involve varying degrees and types of risk as set forth below.

FOREIGN CURRENCY TRANSACTIONS

  The Funds may engage in currency exchange transactions in connection with the purchase and sale of their investments. Currency exchange transactions are necessary to enable the Funds to purchase securities denominated in a foreign currency and to convert interest and dividend payments or sales proceeds paid in a foreign currency into U.S. dollars or into another currency. In addition, the Funds may engage in forward foreign currency exchange transactions and foreign currency futures and options transactions to protect against uncertainty with respect to future currency exchange rates. Forward currency exchange and futures and options transactions are used only for hedging and not for speculation. The Funds conduct currency exchange transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market or through entering into forward or futures contracts to purchase or sell foreign currencies.

  The Funds may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell the security and the settlement date or to "lock in" the U.S. dollar equivalent (or other foreign currency equivalent to the extent needed for purposes of purchasing securities) of a dividend or interest payment in a foreign currency. For that purpose, the Funds may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

  If conditions warrant, the Funds may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase or sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

  For transaction hedging purposes, the Funds may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

  The Funds may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of currency for securities which a Fund intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, the Funds may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and in foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, the Funds may also purchase or sell foreign currency on a spot basis.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Funds own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. In addition, hedging transactions involve costs and may result in losses. The Funds may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The Funds will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. Each Fund's ability to engage in hedging and related option transactions may be limited by tax considerations. See "Taxation--Consequences of Certain Fund Investments" in the Statement of Additional Information.

  For additional information regarding foreign currency transactions, see "Investment Objectives and Policies--Foreign Currency Transactions" in the Statement of Additional Information.

HEDGING

  The Funds may engage in various futures and put and call transactions (collectively, "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible declines in the market value of a Fund's portfolio, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no overall limitation on the percentage of a Fund's portfolio securities which may be subject to a hedge position. There is no particular strategy that requires use of one technique rather than another. Use of any Hedging Transaction is a function of market conditions. The Hedging Transactions that the Funds may use are described below. Additional Hedging Transactions may be used by the Funds in the future as they are developed to the extent deemed appropriate by the Board of Directors of Piper Global.

  Options on Securities. In seeking to reduce fluctuations in net asset value, the Funds may write (i.e., sell), covered put and call options and purchase put and call options on the securities in which they may invest. Such options are traded on U.S. and foreign securities exchanges and in the over-the-counter markets.

  A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade liquid debt securities in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains cash and high grade liquid debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The Funds will not write puts if, as a result, more than 50% of a Fund's assets would be required to be segregated. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security increased above the call option price by an amount in excess of the cost of the option. Otherwise, it would realize a loss. In purchasing a put option, a Fund would be in a position to realize a gain if, during the option period, the price of the security declined below the put option price by an amount in excess of the cost of the option. Otherwise, it would realize a loss. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

  If a put option written by a Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by a Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix B to the Statement of Additional Information. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix B to the Statement of Additional Information for a further discussion of the use, risks and costs of option trading.

  The exchanges have established position limits governing the maximum number of options which may be written by an investor or group of investors acting in concert. Similarly, the Commodities Futures Trading Commission and the Chicago Board of Trade have established futures position limits for an investor or group of investors acting in concert. (A discussion of the Funds' ability to invest in futures contracts and options thereon is set forth below.) The position limits may restrict a Fund's ability to purchase or write options on a particular security or to enter into futures contracts. It is possible that the Funds and other clients of the Adviser, including closed-end and other open-end investment companies managed by the Adviser, may be considered to be a group of investors acting in concert. Thus, the number of options or futures transactions which a Fund may enter into may be affected by options or futures transactions of other investment advisory clients of the Adviser.

  Over-the-counter options are purchased or written by a Fund in privately negotiated transactions. Such options are illiquid and it may not be possible for a Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so.

  Futures Contracts and Options on Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of securities or contracts based on financial indices including any index of securities in which the Funds may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Options on futures contracts to be written or purchased by the Funds will be traded on exchanges or over-the-counter. These investment techniques are used only to hedge against declines in the value of a Fund's portfolio securities or increases in the prices of securities which a Fund intends to purchase at a later date. The successful use of such instruments relies upon Management's experience with respect to such instruments. Should prices move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect. See Appendix B to the Statement of Additional Information for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

  Futures contracts and options on futures contracts are used only as a hedge and not for speculation. In addition, the Funds do not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures contracts of a Fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of such Fund. This restriction will not be changed by the Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

  The Funds limit their activities in options and futures contracts to the extent necessary to prevent disqualification of a Fund as a regulated investment company under the Internal Revenue Code. For a discussion of the tax treatment of futures contracts and options on futures contracts, see "Taxation--Consequences of Certain Fund Investments" in the Statement of Additional Information.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

  Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Funds may make such purchases in order to lock-in the purchase price of a security which Management believes will appreciate in value. There is always the risk, however, that the security will decrease in value prior to its delivery. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sale of the securities held in the segregated asset account and/or from then available cash flow. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

  There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. The purchase of securities on a when-issued or forward commitment basis can result in increased volatility of a Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

REPURCHASE AGREEMENTS

  Each Fund may enter, without limitation, into repurchase agreements pertaining to the securities in which it may invest with securities dealers or member banks of the Federal Reserve System. A repurchase agreement arises when a buyer such as a Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. In the event of a vendor's bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser will monitor the creditworthiness of the dealers and banks with which the Funds enter into repurchase agreement transactions.

LENDING OF SECURITIES

  In order to facilitate achievement of their investment objectives, the Funds may from time to time lend securities from their portfolios to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. government securities. Securities lending may be used to generate income to cushion a Fund against declines in stock prices without requiring the Fund to sell portfolio securities which it believes will appreciate in value. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, a Fund will enter into loan arrangements only with brokers, dealers or financial institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Directors. In addition, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest on the loaned securities). The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned securities. A Fund may pay fees to arrange the loans. Each Fund will not lend portfolio securities in excess of 30% of the value of its total assets (including such loans), nor does a Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser or Sub-Adviser.

ILLIQUID SECURITIES

  Neither Fund will invest more than 15% of its net assets in illiquid securities. For Pacific-European Fund, this a fundamental investment restriction that may not be changed without the approval of a majority of the Fund's shares. The restriction is non-fundamental for Emerging Markets Funds, and thus may be changed without shareholder approval. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

  The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser or Sub-Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

  "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors or by the Adviser or Sub-Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act.

BORROWING

  Each Fund may borrow money only from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets, provided that reverse repurchase agreements entered into by the Fund are not subject to such limitation. Reverse repurchase agreements are subject, however, to the asset coverage requirements of the Investment Company Act of 1940 (the "1940 Act") and to certain segregated account requirements. The Funds have not entered into reverse repurchase agreements in the past and have no current intention of entering into such agreements in the future. See "Investment Objectives and Policies--Reverse Repurchase Agreements" in the Statement of Additional Information. Interest paid by a Fund on borrowed funds will decrease the net earnings of that Fund. A Fund will not purchase portfolio securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the value of such Fund's total assets. Each Fund may mortgage, pledge or hypothecate its assets only to secure such temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without shareholder approval.

PORTFOLIO TURNOVER

  The Funds intend to acquire and hold securities for long-term capital appreciation and normally do not intend to trade in securities for short-term gains; however, securities may be purchased and sold at such times as Management deems to be in the best interests of a Fund and its shareholders. A higher turnover rate may result in higher expenses for a Fund. The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives and Policies--Portfolio Turnover." Portfolio turnover rates for the Funds are set forth in "Financial Highlights."

INVESTMENT RESTRICTIONS

  The Funds have adopted certain fundamental and nonfundamental investment restrictions in addition to those set forth above. Fundamental investment restrictions which may not be changed without shareholder approval include the following: (1) With respect to 75% of its total assets, Pacific-European Fund will not invest more than 5% of the value of its total assets in any one issuer, or own more than 10% of the outstanding voting securities of any one issuer. (These restrictions do not apply to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof. For purposes of these restrictions, the government of any country (other than the U.S.), including its governmental subdivisions, is each considered a single issuer.) (2) The Funds will not invest 25% or more of the value of their total assets in the same industry. (This restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.) In addition, as nonfundamental investment restrictions which may be changed at any time without shareholder approval, the Funds will not invest more than 5% of their net assets in warrants or more than 5% of their total assets in the securities of issuers which, with their predecessors, have a record of less than three years' continuous operation. A complete list of each Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.

                                 RISK FACTORS

  Investment in foreign securities requires consideration of factors not typically associated with investment in securities of U.S. issuers. Those include the following:

  Currency Fluctuations. The value of a Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

  The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

  Political and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, social instability or diplomatic developments could affect adversely the economy of a country or a Fund's investment in such country. The Funds may also be adversely affected by exchange control regulations.

  Corporate Disclosure Standards and Governmental Regulation. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by a Fund than is available concerning U.S. companies.

  Applicable accounting and financial reporting standards in emerging markets may be substantially different from U.S. accounting standards and, in certain emerging markets, no reporting standards currently exist. Consequently, substantially less information on emerging markets companies is available to investors and the information that is available may not be conceptually comparable to, or prepared on the same basis as that available in more developed capital markets, which may make it difficult to assess the financial status of particular companies. However, in order to become attractive to Western international investors such as the Funds, some emerging markets companies may submit to reviews of their financial condition conducted in accordance with accounting standards employed in Western countries. Management believes that such information, together with the application of other analytical techniques, can provide an adequate basis on which to assess the financial viability of such companies.

  Market Characteristics. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, securities of companies traded in many countries outside the U.S., particularly those of emerging securities markets, may be subject to further risks due to the inexperience of local brokers and financial institutions in less developed markets, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. The typically small size of the markets for securities issued by issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. Non-U.S. stock exchanges and brokers are subject to less governmental supervision and regulation than in the U.S. and non-U.S. stock exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions.

  Investment and Repatriation Restrictions. Some countries, particularly emerging markets, restrict, to varying degrees, foreign investments in their securities markets. Government and private restrictions take a variety of forms, including (a) limitations on the amount of funds that may be introduced into or repatriated from the country (including limitations on repatriation of investment income and capital gains); (b) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation; (c) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor; (d) limitations on the types of securities which a foreign investor may purchase; and (e) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

  The governments of some countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such countries. These authorities may not be qualified to act as foreign custodians under the 1940 Act and, as a result, the Funds will not be able to invest in these countries in the absence of exemptive relief from the Securities and Exchange Commission. In addition, the risk of loss through government confiscation may be increased in such countries.

  Foreign Taxes. Each Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. Each Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in any country imposing such taxes. For U.S. tax purposes, U.S. shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by a Fund. See "Tax Status."

  Risks of Investments in Emerging Markets. Investing in securities of issuers in emerging markets involves exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment in their markets include certain national policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

  Included among the emerging markets in which both Funds may invest are the formerly communist countries of Eastern Europe and the People's Republic of China. Emerging Markets Fund may also invest in the Commonwealth of Independent States (formerly the Soviet Union). (These countries are referred to collectively as the "Communist Countries.") Upon the accession to power of Communist regimes approximately 40 to 70 years ago, the governments of a number of Communist Countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that any Fund investments in Communist Countries would not also be expropriated, nationalized or otherwise confiscated. In the event of such expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, any change in the leadership or policies of Communist Countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

  Risks of Investments in Latin America. Because the Emerging Markets Fund is the successor to the Hercules Latin American Value Fund (see "General Information") the Fund's portfolio consisted primarily of securities of Latin American issuers as of the date of this Prospectus. Many of the currencies of Latin American and certain other emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Devaluations in the currencies in which Emerging Markets Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

  Some Latin American countries also may have managed currencies which are not free-floating against the U.S. dollar. In addition, there is a risk that certain Latin American and other emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies issued by Latin American countries may not be internationally traded.

  Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries.

  Many Latin American governments have exercised and continue to exercise a significant influence over many aspects of the private sector. Government actions concerning the economy could have a significant effect on market conditions and prices and/or yields of securities in which Emerging Markets Fund invests. For more information on investment in Latin American and other emerging market countries, see "Investment Objectives and Policies--Additional Risks of Investments in Latin America" in the Statement of Additional Information.

  Other Investment Practices. The Funds may engage in investment practices which involve certain special risks. These include foreign currency transactions, purchasing and selling options on securities, entering into futures contracts, purchasing and selling put and call options on futures contracts, and the purchase and sale of securities on a "when-issued" or "forward commitment" basis, all of which could be considered "derivative transactions," the use of repurchase agreements, the lending of portfolio securities, investing in illiquid securities, and borrowing from banks (but only for temporary or emergency purposes in an amount up to 10% of the value of a Fund's total assets). The use of these techniques may increase the volatility of a Fund's net asset value. See "Special Investment Methods" for a discussion of the risks involved with these investment practices.

DIVERSIFICATION STATUS

  Pacific-European Fund operates as a "diversified" management investment company, as defined in the 1940 Act, which means that with respect to at least 75% of its total assets, it will not invest more than 5% of the value of its total assets in any one issuer or own more than 10% of the outstanding voting securities of any one issuer. Emerging Markets Fund is "non-diversified" and, accordingly, will be able to invest more than 5% of the value of its assets in the obligations of a single issuer, subject to the diversification requirements of subchapter M of the Internal Revenue Code of 1986, as amended. To the extent that Emerging Markets Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than more widely diversified funds to any single economic, political or regulatory occurrence or to changes in an issuer's financial condition or in the market's assessment of the issuers.

                                  MANAGEMENT
BOARD OF DIRECTORS

  The Board of Directors of Piper Global has the primary responsibility for overseeing the overall management of Piper Global and electing its officers.

INVESTMENT ADVISER

  Piper Capital Management Incorporated (the "Adviser") has been retained under an Investment Advisory and Management Agreement (the "Advisory Agreement") with Piper Global to act as each Fund's investment adviser subject to the authority of the Board of Directors.

  In addition to acting as the investment adviser for the Funds, the Adviser serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit sharing funds, corporate funds and individuals. As of September 30, 1996, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

  The Adviser supervises, directs and monitors the day to day operations of the Funds in accordance with each Fund's investment objective, policies and restrictions, as well as the implementation of investment programs formulated by the Sub-Adviser. The Adviser reviews investment and allocation determinations of the Sub-Adviser. In addition, the Sub-Adviser must obtain the Adviser's approval prior to (a) any investment of the assets of Pacific-European Fund in any country outside of the Pacific Basin or Europe and (b) any investment by the Sub-Adviser which would result in reallocation of in excess of 5% of Pacific-European Fund's total assets. The Adviser determines the broker-dealers which are eligible to execute transactions on behalf of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for providing the foregoing services. In addition, the Adviser pays the salaries and fees of all officers and directors of the Funds who are affiliated with the Adviser. The Adviser is liable to the Funds for losses resulting from willful misconduct, bad faith or gross negligence in the performance of its duties or from its reckless disregard of its duties under the Advisory Agreement.

  Complaints have been brought against the Adviser relating to several other investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve the Funds. See "General Information--Pending Legal Proceedings."

  Pacific-European Fund. Under the Advisory Agreement, Pacific-European Fund pays the Adviser a monthly management fee. The fee is paid at an annual rate of 1% on average daily net assets up to $100 million, .875% on net assets over $100 million and up to $200 million, and .75% on net assets over $200 million (the "Basic Fee"), and is subject to adjustment as described below. The adjustment is based upon the investment performance of the Fund in relation to the investment record of the Morgan Stanley Capital International EAFESM Index (the "EAFE Index"). The Basic Fee is higher than fees paid by most other investment companies.

  Adjustments to the Basic Fee are made by comparison of the Fund's investment performance for the applicable period with the investment record of the EAFE Index. The Basic Fee for each month may be increased or decreased by up to
 .25% (on an annualized basis) of the Fund's average daily net assets depending upon the extent (as set forth below) by which the Fund's performance varies from the EAFE Index over the applicable performance period. For purposes of calculation of the performance adjustment, average daily net assets are equal to the Fund's average daily net assets during the month for which the calculation is being made.

  The following table illustrates the full range of permitted increases or decreases to the Basic Fee on an annualized basis:

                                                                     ADJUSTMENT
                                                                    TO BASIC FEE
      PERFORMANCE OF FUND RELATIVE TO EAFE INDEX                    (ANNUALIZED)
      ------------------------------------------                    ------------
      +5 Percentage Points or more.................................     +.25
      +4...........................................................     +.20
      +3...........................................................     +.15
      +2...........................................................     +.10
      +1...........................................................     +.05
        0..........................................................        0
      -1...........................................................     -.05
      -2...........................................................     -.10
      -3...........................................................     -.15
      -4...........................................................     -.20
      -5 Percentage Points or more.................................     -.25

  The Basic Fee, plus or minus the performance adjustments calculated as described herein, is paid monthly. The applicable performance period is a rolling 12-month period consisting of the most recent calendar month plus the immediately preceding 11 months.

  In calculating the investment performance of Pacific-European Fund as compared with the investment record of the EAFE Index, dividends and other distributions of the Fund and dividends and other distributions made with respect to component securities of the EAFE Index during the performance period are treated as having been reinvested. The investment performance of the Fund is calculated based upon the total return of the Fund for the applicable period, which consists of the total net asset value of the Fund at the end of the applicable period, including reinvestment of dividends and distributions, less the net asset value of the Fund at the commencement of the applicable period divided by the net asset value of the Fund at the commencement of the applicable period. Fractions of a percentage point are rounded to the nearest whole point (to the higher whole point if exactly one-half).

  The EAFE Index is a market capitalization weighted index containing (as of September 30, 1996) 1,100 companies representing approximately 60% of the market capitalization of each of the following 20 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland and the United Kingdom. The EAFE Index is an unmanaged index of common stocks, whereas Pacific-European Fund, under normal circumstances, may invest up to 35% of its assets in securities other than common stock. Additionally, the largest percentages of the EAFE Index are currently represented by the Japanese and United Kingdom markets, which currently represent approximately 37% and 17.5%, respectively, of the EAFE Index. Consequently, the extent to which the EAFE Index increases or decreases in any one year will be affected significantly by the performance of these markets. Pacific-European Fund had approximately 46% and 10%, respectively, of its total assets invested in Japan and the United Kingdom as of September 30, 1996. Because the Fund's weighting in these two markets is not as significant as that of the EAFE Index, the performance of the other markets in which the Fund invests, as compared to that of the Japanese and United Kingdom markets, will affect to a significant degree whether the Fund outperforms or underperforms the EAFE Index.

  Emerging Markets Fund. Emerging Markets Fund pays the Adviser a monthly management fee at an annual rate of 1% of the Fund's average daily net assets. This fee is higher than that paid by most other mutual funds.

SUB-ADVISER

  Edinburgh Fund Managers plc, Donaldson House, 97 Haymarket Terrace, Edinburgh, Scotland EH12, 5HD, is the Sub-Adviser for each Fund under an agreement with the Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser is responsible for the investment and reinvestment of the Funds' assets and the placement of brokerage transactions in connection therewith. For its services to Pacific-European Fund, the Sub-Adviser is paid a fee by the Adviser equal to 65% of the Basic Fee plus or minus 90% of the performance fee adjustment described above. Such fee is paid over the same time periods and calculated in the same manner as the investment advisory fee described above under "-- Investment Adviser." The Adviser and Sub-Adviser also have entered into an Expense Reimbursement Agreement pursuant to which the Sub-Adviser pays the Adviser a monthly fee equal to 10% of the Basic Fee to reimburse the Adviser for certain expenses it bears in connection with the administration of Pacific-European Fund. For its services to Emerging Markets Fund, the Sub-Adviser is paid a fee by the Adviser equal, on an annual basis, to .50% of the Fund's average daily net assets.

  The Sub-Adviser is a public limited company that was incorporated in 1969. The British Investment Trust PLC, a Scottish closed-end investment company founded in 1889 for which the Sub-Adviser serves as investment manager and adviser, is a controlling shareholder of the Sub-Adviser. The Sub-Adviser, an investment adviser registered under the Investment Advisers Act of 1940, currently furnishes investment management services, directly or through subsidiaries, to 10 closed-end investment companies, 18 open-end investment companies, 13 pension plans, 4 charitable organizations and 13 other individual/corporate clients. As of September 30, 1996, the Sub-Adviser managed approximately $12 billion of assets.

PORTFOLIO MANAGEMENT

  Richard D. Muckart is primarily responsible for the day-to-day management of each Fund's portfolio. Mr. Muckart has been primarily responsible for the management of Pacific-European Fund since December 1996 and of Emerging Markets Fund since June 1996, when the Sub-Adviser's management of the Emerging Markets Fund commenced. Mr. Muckart is an investment director and the head of emerging markets investing for the Sub-Adviser. He joined the Sub-Adviser in March 1996 in connection with the Sub-Adviser's acquisition of Dunedin Fund Managers Limited, where Mr. Muckart had been Investment Director since August 1995. Prior to that, he had been with Ivory and Sime since 1983 and had served most recently as Global Investment Director. He has 24 years of financial experience.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

  First Trust National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, serves as Custodian for Pacific-European Fund's portfolio securities and cash. Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, serves as Custodian for Emerging Markets Fund and serves as each Fund's Transfer Agent and Dividend Disbursing Agent.

  Rules adopted under the 1940 Act permit the Funds to maintain securities and cash in the custody of certain eligible banks and securities depositories. The Funds' foreign securities are held by its sub-custodians who are approved by the directors in accordance with such rules. Such determination is made pursuant to such rules following a consideration of a number of factors including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodial services for the Funds; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of Fund assets.

  Piper Global has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company, an affiliate of the Distributor and the Adviser. Under these agreements, the Distributor and Piper Trust Company provide transfer agent and dividend disbursing agent services for certain shareholder accounts. For more information, see "Investment Advisory and Other Services--Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Adviser and Sub-Adviser select brokers and futures commission merchants to use for the Funds' portfolio transactions. In making its selection, the Adviser may consider a number of factors, which are more fully discussed in the Statement of Additional Information, including but not limited to, research services, the reasonableness of commissions and quality of services and execution. A broker's sales of shares of the Funds may also be considered a factor if the Adviser or Sub-Adviser is satisfied that a Fund would receive from that broker the most favorable price and execution then available for a transaction.

Portfolio transactions for a Fund may be effected through the Distributor on a securities exchange in compliance with Section 17(e) of the 1940 Act. For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

                          DISTRIBUTION OF FUND SHARES

  Piper Jaffray acts as the principal distributor of each Fund's shares. Each Fund has adopted a Distribution Plan (the "Plan") as required by Rule 12b-1 under the 1940 Act. Under each Fund's Plan, the Distributor is paid Rule 12b-1 fees for servicing the Fund's shareholder accounts and for providing distribution related services to the Fund. With respect to the Class A shares of Pacific-European Fund, the Distributor is reimbursed quarterly for its actual expenses in an amount not to exceed, on an annualized basis, .50% of the average daily net assets of the Fund attributable to the Class A shares. With respect to the Class B shares of Pacific-European Fund, the Distributor is paid a fee equal to 1.00%, on an annualized basis, of the Fund's average daily net assets attributable to the Class B shares. With respect to Emerging Markets Fund, the Distributer is paid a fee which is equal, on an annualized basis, to .50% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the Fund's average daily net assets attributable to Class B shares. The Distributor has voluntarily agreed to limit each Fund's Rule 12b-1 fees payable with respect to Class A shares to .33% of the Fund's average daily net assets attributable to such shares. This limitation may be revised or terminated at any time after fiscal 1997 year end. The Distributor does not intend to limit Rule 12b-1 fees payable with respect to either Fund's Class B shares. Rule 12b-1 fees are calculated daily and paid quarterly.

  Rule 12b-1 fees paid by each Fund are categorized as either "distribution fees" or "servicing fees." Distribution fees are intended to compensate the Distributor for its expenses incurred in connection with the sale of Fund shares, and servicing fees are intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts. The .50% Rule 12b-1 fee paid by each Fund with respect to its Class A shares is comprised of
(a) a servicing fee equal to .25% of the Fund's average daily net assets attributable to Class A shares and (b) a distribution fee equal to .25% of the Fund's average daily net assets attributable to Class A shares. The 1.00% Rule 12b-1 fee paid by each Fund with respect to its Class B shares is comprised of
(a) a servicing fee equal to .25% of the Fund's average daily net assets attributable to Class B shares and, (b) a distribution fee equal to .75% of the Fund's average daily net assets attributable to Class B shares.

  Except with respect to Pacific-European Fund's Class A shares, payments under the Plans are not tied exclusively to expenses actually incurred by the Distributor and may exceed such expenses. The Adviser and the Distributor, out of their own assets, may pay for certain expenses incurred in connection with the distribution of shares of the Funds. In particular, the Adviser may make payments out of its own assets to Piper Jaffray Investment Executives and other broker dealers in connection with their sales of shares of the Funds. See "How to Invest--Sales Compensation." Further information regarding the Plans is contained in the Statement of Additional Information.

  The Distributor uses a portion of its Rule 12b-1 fee to make payments to Investment Executives of the Distributor and broker-dealers which have entered into sales agreements with the Distributor. If shares of a Fund are sold by a representative of a broker-dealer other than the Distributor, the broker-dealer is paid .30% of the average daily net assets of such Fund attributable to shares sold by the broker-dealer's representative. If shares of a Fund are sold by an Investment Executive of the Distributor, compensation is paid to the Investment Executive in the manner set forth in a written agreement, in an amount not to exceed .30% of the average daily net assets of such Fund attributable to shares sold by the Investment Executive.

                      Shareholder Guide to Investing

                              HOW TO INVEST

GENERAL

  The Funds' shares may be purchased at the public offering price from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Funds. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Funds do not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.

CHOOSING A SHARE CLASS

  You may purchase either Class A or Class B shares of a Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Pacific-European Fund also offers Class Y shares, which have their own expense structure and are available only to investors making an initial investment of $2 million or more. To obtain more information about Class Y shares, call the Funds at the telephone number that appears on the cover of this Prospectus.

  If you purchase Class A shares, you will pay a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed (except for sales of $500,000 and over, which are not subject to an initial sales charge, but are subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares of each Fund are subject to Rule 12b-1 distribution and servicing fees equal, on an annual basis, to 0.50% of the average daily net assets of the Class A shares. The Distributor has voluntarily limited these fees to 0.34% of average daily net assets during fiscal 1997. See "Fund Expenses" and "Distribution of Fund Shares."

  If you purchase Class B shares, you will not pay an initial sales charge, but you will pay a contingent deferred sales charge of up to 4% if you redeem your shares during the calendar year in which they are purchased, or in any of the next five full calendar years. Class B shares are also subject to higher Rule 12b-1 fees than Class A shares. For each Fund, Class B shares are subject to Rule 12b-1 distribution and servicing fees equal, on an annual basis, to 1.00% of the average daily net assets of the Class B shares. Class B shares automatically convert into Class A shares at the beginning of the sixth full calendar year following the year of purchase. Class B shares put all of your money to work for you right away. However, they will have higher annual expense ratios due to their higher Rule 12b-1 fees and, as a result, generally will pay lower ordinary income dividends than the Class A shares. See "Fund Expenses" and "Distribution of Fund Shares."

  The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you. You should consider whether, over the time you expect to maintain your investment, the accumulated Rule 12b-1 fees and any applicable contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated Rule 12b-1 fees on Class A shares purchased at the same time, and to what extent the differential would be offset by the higher dividends on the Class A shares. If you are making an investment that qualifies for a reduced sales charge as described below, an investment in Class A shares will normally be more beneficial. Accordingly, orders for Class B shares for $250,000 or more will be treated as orders for Class A shares. For Pacific-European Growth Fund, orders for either Class A or Class B shares for $2 million or more will be treated as orders for Class Y shares.

                        Shareholder Guide to Investing

MINIMUM INVESTMENTS

  A minimum initial investment of $250 is required. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum.

SALES COMPENSATION

  The Distributor and other broker-dealers who sell Fund shares receive compensation from different sources. A portion of this compensation is typically passed along to your Piper Jaffray Investment Executive or other sales representative. Compensation will differ for selling Class A and Class B shares.

  The Distributor receives the sales charge that you pay upon purchasing Class A shares, and reallows a portion of this to other broker-dealers who sell Fund shares. See "How to Purchase Class A Shares--Purchase Price" below. If the Class A share purchase is not subject to an initial sales charge, the Distributor may receive a fee from the Adviser in connection with the purchase. The Distributor also receives any contingent deferred sales charges that may be imposed on redemptions of certain Class A shares that were not subject to an initial sales charge and on redemptions of Class B shares. The Distributor pays a sales commission of up to 4% of the amount invested to its Investment Executives and to other broker-dealers who sell Class B shares.

  The Distributor also receives the Rule 12b-1 fees that are paid out of each Fund's assets. As discussed above, the Rule 12b-1 fee rates vary by class. See "Distribution of Fund Shares." The Distributor pays a portion of these fees to broker-dealers who sell Fund shares.

  In addition to the types of compensation discussed above, the Distributor or the Adviser, at their own expense, provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Funds, other series of the Company and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.

                      HOW TO PURCHASE CLASS A SHARES

PURCHASE PRICE

  You may purchase Class A shares of the Funds at the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer, plus a front-end sales charge as follows:

                                 SALES CHARGE       SALES CHARGE    DEALER REALLOWANCE
   AMOUNT OF TRANSACTION AT   AS A PERCENTAGE OF AS A PERCENTAGE OF AS A PERCENTAGE OF
        OFFERING PRICE          OFFERING PRICE    NET ASSET VALUE     OFFERING PRICE
   ------------------------   ------------------ ------------------ ------------------
   Less than $100,000......          4.00%              4.17%                 %
   $100,000 but less than
   $250,000................          3.25%              3.36%                 %
   $250,000 but less than
   $500,000................          2.50%              2.56%                 %
   $500,000 and over.......          0.00%              0.00%                 %

                        Shareholder Guide to Investing

CONTINGENT DEFERRED SALES CHARGE ON PURCHASES OF $500,000 OR MORE

  If you make a purchase of $500,000 or more (including purchases made under a Letter of Intent), a contingent deferred sales charge ("CDSC") will be assessed in the event you redeem shares within 24 months following the purchase. This charge will be equal to 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The CDSC does not apply to amounts representing an increase in the value of Fund shares due to capital appreciation or to shares acquired through reinvestment of dividend or capital gain distributions. In determining whether a CDSC is payable, Class A shares that are not subject to any CDSC will be redeemed first, and other Class A shares will then be redeemed starting with the shares most recently purchased.

  Letter of Intent. If you purchased your Class A shares under a Letter of Intent, as described below under "Reducing Your Sales Charge--Letter of Intent," the 24-month period begins on the date the Letter of Intent is completed.

  Waiver of Contingent Deferred Sales Charge. The CDSC on redemptions of Class A shares will be waived under the same circumstances as will the CDSC on redemptions of Class B shares. See "How to Purchase Class B Shares--Waiver of Contingent Deferred Sales Charge" below.

  Exchanges. If you exchange your shares, no CDSC will be imposed. However, the charge will apply if you subsequently redeem the new shares within 24 months of the original purchase.

  Reinstatement Privilege. If you elect to use the Reinstatement Privilege (please see "Shareholder Services" below), any CDSC you paid will be credited to your account (proportional to the amount reinvested). Please see "Redemption of Shares" in the Statement of Additional Information for more details.

REDUCING YOUR SALES CHARGE

  You may qualify for a reduced sales charge on Class A shares through one or more of several plans. You must notify your Piper Jaffray Investment Executive or broker-dealer at the time of purchase to take advantage of these plans. For purposes of determining whether your sales charge may be reduced through any of the following plans, and for purposes of the reinstatement, exchange and directed dividends privileges discussed below under "Shareholder Services," shares of a Piper fund that does not offer multiple classes of shares will be considered Class A shares.

  Aggregation. Initial sales charges on Class A shares may be reduced or eliminated by aggregating your purchase with purchases of certain related personal accounts. In addition, purchases made by members of certain organized groups will be aggregated for purposes of determining sales charges on Class A shares. Sales charges are calculated by adding the dollar amount of your current purchase to the higher of the cost or current value of Class A shares of any Piper fund sold with a sales charge that are currently held by you and your related accounts or by other members of your group.

  You may group purchases in the following personal accounts together:

  . Your individual account.

  . Your spouse's account.

  . Your children's accounts.

  . Your employee benefit plan accounts if they are exclusively for your benefit. This includes accounts such as IRAs, individual 403(b) plans or single-participant Keogh-type plans.

  . A single trust estate or single fiduciary account if you are the trustee or fiduciary.

                        Shareholder Guide to Investing

  Additionally, purchases of Class A shares made by members of any organized group meeting the requirements listed below may be aggregated for purposes of determining sales charges:

  . The group has been in existence for more than six months.

  . It is not organized for the purpose of buying redeemable securities of a registered investment company.

  . Purchases must be made through a central administration, or through a single dealer, or by other means that result in economy of sales effort or expense.

  An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

  Right of Accumulation. Sales charges for purchases of Class A shares into Piper Jaffray accounts will be automatically calculated taking into account the dollar amount of any new purchases along with the higher of current value or cost of Class A shares previously purchased in any Piper fund that was sold with a sales charge. For other broker-dealer accounts, you should notify your Investment Executive at the time of purchase of additional Piper fund shares you may own.

  Letter of Intent. Your sales charge on Class A shares may be reduced by signing a non-binding Letter of Intent. This Letter of Intent will state your intention to invest $100,000 or more in Class A shares of any of the Piper funds that are sold with a sales charge over a 13-month period, beginning not earlier than 90 days prior to the date you sign the Letter. You will pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period. Part of your shares will be held in escrow to cover additional sales charges that may be due if you do not invest the planned amount. Please see "Purchase of Shares" in the Statement of Additional Information for more details. You may contact your Piper Jaffray Investment Executive or other broker-dealer for an application.

PURCHASES NOT SUBJECT TO A SALES CHARGE

  If you fall within one of the categories summarized below, you may buy Class A shares of the Funds without incurring an initial or contingent deferred sales charge. For more information, contact your Piper Jaffray Investment Executive or other broker-dealer.

  Purchases by Piper Jaffray Companies Inc., Its Subsidiaries and Associated Persons. Piper Jaffray Companies Inc. and its subsidiaries may buy Class A shares of the Funds without incurring a sales charge. The following persons associated with such entities also may buy Class A Fund shares without paying a sales charge:

  . Officers, directors and their spouses.

  . Employees, retirees and their spouses.

  . Investment Executives and their spouses.

  . Children, grandchildren, parents or siblings of any of the above, or spouses of any of these persons.

  . Any trust, pension, profit-sharing or other benefit plan for any of the above.

  All persons in the first four groups set forth above may continue to add to their accounts even after their company relationships have ended.

                        Shareholder Guide to Investing

  Purchases by Broker-Dealers. Employees of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such employees, may buy Class A shares of the Funds without incurring a sales charge.

  Purchases by Other Individuals Without a Sales Charge. The following other individuals and entities also may buy Class A shares of the Funds without paying a sales charge:

  . Clients of the Adviser buying shares of the Funds in their advisory accounts.

  . Discretionary accounts at Piper Trust Company and participants in investment companies exempt from registration under the 1940 Act that are managed by the Adviser.

  . Trust companies and bank trust departments using funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

  . Investors purchasing shares through a Piper Jaffray Investment Executive if the purchase of such shares is funded by the proceeds from the sale of shares of any non-money market open-end mutual fund not managed by the Adviser. This privilege is available for 30 days after the sale.

  . Former shareholders of American Government Term Trust Inc. may invest the distributions received by them in connection with the dissolution of such fund in Class A shares of the Funds without payment of a sales charge.

  Purchases by Employee Benefit Plans and Tax-Sheltered Annuities.

  . Class A shares of the Funds will be sold at net asset value, without a sales charge, to employee benefit plans containing an actively maintained qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") (a "401(k) Plan"). In the event a 401(k) Plan of an employer has purchased Class A shares in the Funds or any other series of the Company (other than a money market fund) during any calendar quarter, any other employee benefit plan of such employer that is a qualified plan under Section 401(a) of the Code also may purchase Class A shares of the Funds during such quarter without incurring a sales charge. For this purpose, shares of a series of the Company that offers only one class of shares will be considered Class A shares.

                      HOW TO PURCHASE CLASS B SHARES

PURCHASE PRICE

  Class B shares are sold at net asset value without any initial sales charge. However, if you redeem your shares during the calendar year in which they are purchased, or in any of the next five full calendar years, you will have to pay a CDSC according to the following schedule:

      IF REDEEMED DURING THE                                                CDSC
      ----------------------                                                ----
      Calendar year of the purchase........................................   4%
      First calendar year after purchase...................................   4%
      Second calendar year after purchase..................................   3%
      Third calendar year after purchase...................................   2%
      Fourth calendar year after purchase..................................   2%
      Fifth calendar year after purchase...................................   1%

                        Shareholder Guide to Investing

  It is important to note that your CDSC is based upon the calendar year in which the purchase and redemption occur, rather than the number of years you have held your shares. For example, if you buy shares on December 31, 1997 and redeem them on January 2, 1999, a 3% CDSC will apply, even though you have held the shares for just over one year.

  The CDSC is based upon the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. There is no CDSC on shares acquired through reinvestment of dividends or capital gains distributions. To keep your CDSC as low as possible, Class B shares will be redeemed in the order purchased, starting with the shares that you have held the longest. If you exchange your Class B shares for Class B shares of another Piper fund and later redeem the "new" Class B shares, the date you purchased your original Class B shares will be used for determining your CDSC. (This date will also be used for purposes of determining when your new Class B shares convert to Class A shares. See "Conversion Feature.")

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

  The CDSC on Class B shares will be waived in the event of:

  . The death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder. (This waiver will be applied to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares as a joint tenant with the right of survivorship or as a tenant in common.)

  . Systematic withdrawals from any such plan or account if the shareholder is at least 59 1/2 years old.

  . A tax-free return of the excess contribution to an individual retirement account under Section 408(a) of the Code.

  . Involuntary redemptions effected pursuant to the right to liquidate shareholder accounts having an aggregate net asset value of less than $200.

CONVERSION FEATURE

  Your Class B shares (except for shares purchased through the reinvestment of distributions) will automatically convert to Class A shares on January 1 of the sixth calendar year following the year in which you purchased the shares. This conversion will be made on the basis of the relative net asset values of the two classes. Whenever any of these Class B shares convert to Class A shares, a proportionate number of your Class B shares purchased through the reinvestment of distributions will also convert.

                           HOW TO REDEEM SHARES

NORMAL REDEMPTION

  You may redeem all or a portion of your shares on any day that a Fund values its shares. (Please refer to "Valuation of Shares" below for more information.) Your shares will be redeemed at the net asset value next calculated after the receipt of your instructions in good form by your Piper Jaffray Investment Executive or other broker-dealer, less any applicable CDSC.

  Piper Jaffray Inc. Accounts. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral redemption request.

                        Shareholder Guide to Investing

  Other Broker-Dealer Accounts. To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Funds' transfer agent, IFTC. This request should contain: the dollar amount or number of shares to be redeemed, the class of shares, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to "Redemption of Shares" in the Statement of Additional Information for more details.

PAYMENT OF REDEMPTION PROCEEDS

  After your shares have been redeemed, the cash proceeds will normally be sent to you or your broker-dealer within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such checks have cleared the banking system (normally up to 15 days from the purchase date).

INVOLUNTARY REDEMPTION

  Each Fund reserves the right to redeem your account at any time the net asset value of the account falls below $200 as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

                           SHAREHOLDER SERVICES

AUTOMATIC MONTHLY INVESTMENT PROGRAM

  You may arrange to make additional automated purchases of shares of the Funds or certain other Piper funds. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. In addition, if you hold your shares in a Piper Jaffray account you may arrange to make such additional purchases by having $25 or more automatically transferred each month from any of the money market fund series of the Company. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.

REINSTATEMENT PRIVILEGE

  If you have redeemed Class A shares of a Fund, you may be eligible to reinvest in the Class A shares of any Piper fund without payment of an additional sales charge. The reinvestment request must be made within 30 days of the redemption. If you have redeemed Class B shares and elect within 30 days to

                        Shareholder Guide to Investing

reinvest in Class B shares of a Piper fund, any CDSC you paid will be credited to your account (proportional to the amount reinvested). The reinstatement privilege is subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired.

EXCHANGE PRIVILEGE

  If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another Piper fund, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.

  You may exchange your Class A shares for Class A shares of any other Piper fund. Similarly, you may exchange your Class B shares for Class B shares of any Piper fund that offers such shares. However, not all Piper funds offer Class B shares. Investors exchanging their Class B shares into Class B shares of Money Market Fund (a series of Piper Funds Inc.) should be aware that these Money Market Fund shares have higher expenses than are typical for a money market fund. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging their Class A shares into a fund which has a higher sales charge must pay the difference.

  All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

TELEPHONE TRANSACTION PRIVILEGES

  Piper Jaffray Inc. Accounts. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.

  Other Broker-Dealer Accounts. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form. Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Funds will employ reasonable procedures to confirm that a telephonic request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. A Fund employing such procedures will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If a Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Funds by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management-- Transfer Agent, Dividend Disbursing Agent and Custodian." The Funds reserve the right to suspend or terminate their telephone services at any time without notice.

                        Shareholder Guide to Investing

DIRECTED DIVIDENDS

  You may direct income dividends and capital gains distributions to be invested in the same class of shares of another Piper fund (other than a money market fund) that is offered in your state. This investment will be made at net asset value. It will not be subject to a minimum investment amount except that you must hold shares in such fund (including the shares being acquired with the dividend or distribution) with a value at least equal to such fund's minimum initial investment amount.

SYSTEMATIC WITHDRAWAL PLAN

  If your account has a value of $5,000 or more, you may establish a Systematic Withdrawal Plan for either Fund. This plan will allow you to receive regular periodic payments by redeeming as many shares from your account as necessary. As with other redemptions, a redemption to make a withdrawal is a sale for federal income tax purposes. Payments made under a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of the payments may be a return of capital.

  A request to establish a Systematic Withdrawal Plan must be submitted in writing to your Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. You will be required to have any income dividends and any capital gains distributions reinvested. You may choose to have withdrawals made monthly, quarterly or semiannually. Please contact your Piper Jaffray Investment Executive, other broker-dealer or IFTC for more information.

  Establishing a Systematic Withdrawal Plan for Class B shares that are subject to a CDSC may be inadvisable. Additional investments in an account that has an active Systematic Withdrawal Plan also may be inadvisable due to sales charges and tax liabilities. Please refer to "Redemption of Shares" in the Statement of Additional Information for additional details.

ACCOUNT PROTECTION

  If your Fund shares are held in a Piper Jaffray account, they are protected in the unlikely event of Piper Jaffray's financial failure. Piper Jaffray is a member of the Securities Investor Protection Corporation ("SIPC"), whose primary purpose is to protect the customers of its members against losses of up to $500,000 ($100,000 on claims for cash) in the event of a member's liquidation.

  In addition to the $500,000 SIPC protection, Piper Jaffray clients have additional protection provided by Aetna Casualty and Surety Company. Your investments in the Funds held in a Piper Jaffray PRIME or PAT Plus account are protected up to $49.5 million beyond the coverage provided by SIPC, for total account protection of $50 million. Investments held in all other Piper Jaffray accounts are protected up to $24.5 million beyond the coverage provided by SIPC, for total account protection of $25 million. This protection does not cover any declines in the net asset value of Fund shares.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

  Each time there is a transaction involving your Fund shares, such as a purchase, redemption or dividend reinvestment, you will receive a confirmation statement describing that activity. This

                        Shareholder Guide to Investing

information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and each Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.

  Householding. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help to reduce Fund expenses, it will help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.

                       DIVIDENDS AND DISTRIBUTIONS

  Dividends from net investment income, if any, will be paid annually. Net realized capital gains, if any, will be distributed at least once annually by each Fund.

  Dividends paid by the Funds, if any, with respect to Class A and Class B shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, prior to the deduction of expenses. The Rule 12b-1 fees attributable to a class of shares will be borne exclusively by that class. In addition, to the extent they can reasonably be identified as relating to a particular class, transfer agent fees will be allocated to that class. Class B shareholders generally will receive lower per share dividends than Class A shareholders because of the higher expenses applicable to Class B shares.

  Buying a Dividend. On the ex-dividend date for a distribution, a Fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

  Distribution Options. All net investment income dividends and net realized capital gains distributions for a Fund generally will be payable in additional shares of the same class of that Fund at net asset value ("Reinvestment Option"). If you wish to receive your distributions in cash, you must notify your Piper Jaffray Investment Executive or other broker-dealer. You may elect either to receive income dividends in cash and capital gains distributions in additional shares of the same class of the Fund at net asset value ("Split Option"), or to receive both income dividends and capital gains distributions in cash ("Cash Option"). You may also direct income dividends and capital gains distributions to be invested in another mutual fund managed by the Adviser. See "Shareholder Services--Directed Dividends" above. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

                              VALUATION OF SHARES

  The Funds compute their net asset value on each day the New York Stock Exchange (the "Exchange") is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m. New York time) after the Funds have declared any applicable dividends. In valuing each Fund's assets, all securities for which market quotations are readily available are valued under normal circumstances at the last sales price prior to the time of determination, or if no sale is reported at that time, the mean between the closing asked price and the closing bid price. If no bid and asked prices are available, then the Adviser will use quotations obtained from broker-dealers or a widely used quotation system. With respect to a security which is listed or traded on more than one exchange, a Fund normally looks to the exchange on which trading is more extensive. In instances where market quotations are not readily available and in certain other circumstances, fair value is determined according to methods selected in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at cost with any premium amortized or discount credited over the period remaining until maturity. Options will be valued at market value or fair value, as determined in good faith by or under the direction of the Board of Directors, if no market exists. Futures contracts will be valued at the settlement price established each day by the board of trade or exchange on which they are traded. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

  Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars by the pricing service retained by a Fund or, to the extent that an exchange rate is not available through such pricing service, at the mean of current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market. The Funds have been advised that the pricing service translates foreign currencies into U.S. dollars on the basis of the official exchange rate or by taking into account the quotes provided by a number of major banks that are regular participants in the foreign exchange market. Trading in securities on foreign securities exchanges and in over-the-counter markets is normally completed well before the close of business on each business day. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days of the Funds and on which the Funds' net asset values are not calculated. Therefore, the net asset value of a Fund might be significantly affected on days when the investor has no access to the Fund. The Funds calculate net asset value per share as of the close of the regular trading session on the Exchange. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when a Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

  Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset values per share of the Class A and Class B shares of the same Fund may differ because of the differing Rule 12b-1 fees and transfer agent fees charged to such classes.

                                  TAX STATUS

  Each Fund qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, during its last taxable year and intends to qualify as a regulated investment company during the current taxable year. If so qualified, a Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

  Distributions by the Funds are generally taxable to the shareholders, whether received in cash or additional shares of a Fund (or shares of another mutual fund managed by the Adviser). Distributions of net capital gains (designated as "capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held shares of the Fund.

  A shareholder will recognize a capital gain or loss upon the sale or exchange of shares in a Fund if, as is normally the case, the shares are capital assets in the shareholder's hands. This capital gain or loss will be long-term if the shares have been held for more than one year.

  Each Fund's investments may be subject to taxes in foreign countries which would reduce the total return on such investments. In addition, if a Fund is deemed to be a resident of the United Kingdom for United Kingdom tax purposes or if a Fund is treated as being engaged in a trading activity through an agent in the United Kingdom, there is a risk that the United Kingdom will attempt to tax all or a portion of such Fund's gains or income. In light of the structure of the Funds and the terms and conditions of the Advisory and Sub-Advisory Agreements, the Adviser believes that any such risk is minimal.

  If a Fund has more than 50% of its assets invested in the stock or securities of foreign corporations at the end of the Fund's taxable year, the Fund may make an election to allow shareholders either to claim U.S. foreign tax credits with respect to foreign taxes paid by the Fund or to deduct such amounts as an itemized deduction on their tax return. In the event such an election is made, shareholders would have to increase their taxable income by the amount of such taxes and the Fund would not be able to deduct such taxes in computing its taxable income.

  The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Funds, see "Taxation" in the Statement of Additional Information. Before investing in the Funds, you should check the consequences of your local and state tax laws.

                            PERFORMANCE COMPARISONS

  Advertisements and other sales literature for the Funds may refer to a Fund's "average annual total return" and "cumulative total return." Total return will be computed separately for each class of shares of a Fund. All such total return quotations are based upon historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in either Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Average annual return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, the maximum sales charge imposed on Class A shares or the contingent deferred sales charge imposed on Class B shares is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested. Such total return quotations may be accompanied by quotations which do not reflect initial or contingent deferred sales charges, and which thus will be higher.

  Comparative performance information also may be used from time to time in advertising the Funds' shares. For example, advertisements may compare the Funds' performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations which track the performance of investment companies.

  For additional information regarding the calculation of average annual total return and cumulative total return, see "Performance Comparisons" in the Statement of Additional Information.

                              GENERAL INFORMATION

  Piper Global was organized under the laws of the State of Minnesota in 1990 as a closed-end investment company and converted into an open-end investment company on August 31, 1992. At that time, Pacific-European Fund was the only outstanding series of Piper Global. The Board of Directors designated a second series of Piper Global, Emerging Markets Fund, in April 1996. Effective with the close of business on June 21, 1996, Emerging Markets Fund acquired the assets and assumed all identified liabilities of Hercules Latin American Value Fund, a series of Hercules Funds Inc., in a tax-free exchange by issuing new shares. Emerging Markets Fund had no assets or liabilities prior to the acquisition.

  The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of Piper Global created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.

  All shares of the Funds, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

  The different classes of shares of a Fund have the same rights and are identical in all respects except that (a) expenses related to the distribution of each class of shares are borne solely by such class; (b) to the extent they can reasonably be identified as relating to a particular class of shares, transfer agent fees will be allocated to that class; (c) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders will have the right to vote on any distribution fees imposed on Class A shares as long as Class B shares convert into Class A shares); (d) only Class B shares carry a conversion feature; and (e) each class has different exchange privileges.

  Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset values of the series' shares. On some issues, such as the election of directors, all shares of Piper Global vote together as one series. On an issue affecting only a particular series or class, the shares of the affected series or class vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

  The Bylaws of Piper Global provide that shareholder meetings need be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholders meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of Piper Global may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of Piper Global. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of Piper Global. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.

PENDING LEGAL PROCEEDINGS

  Complaints have been brought against the Adviser and the Distributor relating to several other investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve the Funds.

  A number of complaints have been brought in federal and state court against the Institutional Government Income Portfolio ("PJIGX") series of Piper Funds Inc., the Adviser, the Distributor, and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. On February 13, 1996, a Settlement Agreement became effective for the consolidated class action lawsuit, titled In Re: Piper Funds Inc. Institutional Government Income Portfolio Litigation. The Amended Consolidated Class Action Complaint was filed on October 5, 1994, in the United States District Court, District of Minnesota, against PJIGX, the Adviser, the Distributor, William H. Ellis and Edward J. Kohler, and had alleged the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. The Settlement Agreement will provide approximately $67.5 million, together with interest earned, less certain disbursements and attorney fees, to class members in payments scheduled over approximately three years. Such payments will be made by Piper Jaffray Companies Inc. and the Adviser and will not be an obligation of Piper Funds Inc. A number of lawsuits and arbitrations brought by some of the investors who requested exclusion from the settlement class remain pending.

  Complaints also have been filed in state and federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as sub-adviser. The complaints, which ask for rescission of plaintiff shareholders' purchases or compensatory damages, plus interest, costs and expenses, generally allege, among other things, certain violations of federal and/or state securities laws, including the making of materially misleading statements in prospectuses concerning investment policies and risks. In addition to the Settlement Agreement discussed above, a settlement agreement has been reached with respect to a consolidated complaint relating to four closed-end investment companies managed by the Adviser and agreements-in-principle have been reached to settle certain other complaints. The Adviser and the Distributor also are subject to regulatory inquiries related to various funds or assets managed by the Adviser. See "Pending Litigation" in the Statement of Additional Information.

  The Adviser and the Distributor do not believe that the settlements discussed above, any agreement-in-principle to settle, or any outstanding complaint, action in arbitration or regulatory inquiry will have a material adverse effect on their ability to perform under their agreements with Piper Global or a material adverse effect on the Funds.

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS) AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

Pacific-European Growth Fund
Emerging Markets Growth Fund
Series of Piper Global Funds Inc.

     Investment Advisor
Piper Capital Management Incorporated

     Sub-Adviser
Edinburgh Fund Managers plc

     Distributor
Piper Jaffray Inc.

     Custodian
First Trust National Association

     Transfer Agent
Investors Fiduciary Trust Company

    Legal Counsel
Dorsey & Whitney LLP

Table of Contents
                                                page
Introduction..................................    2
Fund Expenses.................................    4
Financial Highlights..........................    6
Investment Objectives and Policies............    8
Special Investment Methods....................   11
Risk Factors..................................   18
Management....................................   21
Distribution of Fund Shares...................   25
SHAREHOLDER GUIDE TO
 INVESTING
     How to Invest............................   26
     How to Purchase Class A Shares...........   27
     How to Purchase Class B Shares...........   30
     How to Redeem Shares.....................   31
     Shareholder Services.....................   32
     Dividends and Distributions..............   35
Valuation of Shares...........................   36
Tax Status....................................   36
Performance Comparisons.......................   37
General Information...........................   38

30100

PROSPECTUS


[LOGO OF PIPER FUNDS]
---------------------------------------------------
INTERNATIONAL GROWTH FUNDS

Emerging Markets Growth Fund

Pacific-European Growth Fund




February   , 1997
---------------------------------------------------

30100 021-97

                                        PROSPECTUS DATED FEBRUARY   , 1997

                         PACIFIC-EUROPEAN GROWTH FUND



                   A SERIES OF PIPER GLOBAL FUNDS INC.
                              PIPER JAFFRAY TOWER
           222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804
                          (800) 866-7778 (TOLL FREE)

  Pacific-European Growth Fund has an investment objective of long-term capital appreciation. Current income is incidental to this objective. The Fund seeks to achieve its investment objective through investments primarily in Common Stock (as herein defined) of companies in the Pacific Basin or in Europe (including Eastern Europe). Up to 25% of the Fund's total assets may be invested in other areas of the world to the extent significant opportunities for long-term capital appreciation outside of the Pacific Basin and Europe become available. The Fund does not invest in Common Stock of U.S. companies. No assurance can be given that the Fund's investment objective will be achieved.

  PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. SAFETY OF PRINCIPAL IS NOT GUARANTEED. Investment in the Fund involves certain risks and requires consideration of factors not typically associated with investment in securities of U.S. issuers. See "Risk Factors."

  This Prospectus concisely describes the information about the Funds that you should know before investing. Please read the Prospectus carefully before investing and retain it for future reference.

  A Statement of Additional Information about the Funds dated February   ,
1997 is available free of charge. Write to the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804 or telephone (800) 866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
  IS A CRIMINAL OFFENSE.

                                 INTRODUCTION

  Pacific-European Growth Fund (the "Fund") is a diversified series of Piper Global Funds Inc. ("Piper Global"), an open-end management investment company, or mutual fund, the shares of which are currently offered in two series. This Prospectus provides information regarding the Class Y shares of the Fund. Class Y shares are available only to investors making an initial investment of $2 million or more. The Fund also offers Class A and Class B shares through a separate prospectus. To obtain more information on the Fund's Class A and Class B shares, call the Fund at the telephone number that appears on the cover of this Prospectus.

THE INVESTMENT ADVISER

  The Fund is managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. The Fund pays the Adviser a basic management fee calculated and paid monthly at an annual rate of 1% on net assets up to $100 million, with the fee scaled downward as assets increase in size (the "Basic Fee"). The Basic Fee (as a percentage of net assets) is higher than that paid by most other mutual funds. The Basic Fee may be increased or decreased by up to a maximum, on an annual basis, of .25% of the Fund's average daily net assets depending upon the extent to which the Fund outperforms or underperforms the Morgan Stanley Capital International European, Australian and Far East Index (the "EAFESM Index").

THE SUB-ADVISER

  Edinburgh Fund Managers plc acts as the Fund's sub-adviser (the "Sub-Adviser") under an agreement with the Adviser. The Sub-Adviser is a public limited company that was incorporated in 1969. For its services to the Fund, the Sub-Adviser is paid a fee by the Adviser equal to 65% of the Basic Fee plus or minus 90% of the performance fee adjustment. The Adviser and Sub-Adviser also have entered into an Expense Reimbursement Agreement pursuant to which the Sub-Adviser pays the Adviser a monthly fee equal to 10% of the Basic Fee to reimburse the Adviser for certain expenses it bears in connection with the administration of the Fund. See "Management--Sub-Adviser."

THE DISTRIBUTOR

  Piper Jaffray Inc. ("Piper Jaffray" or the "Distributor"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Fund's shares.

CERTAIN RISK FACTORS TO CONSIDER

  An investment in the Fund is subject to certain risks, as set forth in detail under "Investment Objective and Policies," "Special Investment Methods" and "Risk Factors." As with other mutual funds, there can be no assurance that the Fund will achieve its objective. Because the Fund invests in foreign securities, an investment in the Fund requires consideration of certain risk factors that are not typically associated with investing in securities of U.S. companies. These factors include risks relating to adverse currency fluctuations, potential political and economic instability of certain countries, limited liquidity and volatile prices of certain securities of non-U.S. companies, and foreign taxation. In addition, the Fund may engage in the following investment practices which involve certain special risks: entering into currency exchange transactions, forward foreign currency exchange transactions and foreign currency futures and options, entering into options transactions on securities in which the Fund may invest, the use of repurchase agreements, the lending of portfolio securities, entering into futures contracts and options on futures contracts, the purchase of securities on a "when-issued" basis and the purchase or sale of securities on a "forward commitment" basis. The use of these investment practices may increase the volatility of the Fund's net asset value. The Fund may invest in illiquid securities which will involve greater risk than investments in other securities and may increase Fund expenses.

OFFERING PRICE


  Class Y shares of the Fund are sold at net asset value without any initial or deferred sales charges, and are not subject to any Rule 12b-1 fees. See "How to Purchase Shares--Purchase Price."

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

  The minimum initial investment is $2 million. There is no minimum for subsequent investments. See "How to Purchase Shares--Minimum Investments."

EXCHANGES

  You may exchange your shares for Class Y shares of any other mutual fund managed by the Adviser that offers such shares and is eligible for sale in your state of residence. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire. See "Shareholder Services--Exchange Privilege."

REDEMPTION PRICE

  Shares of the Fund may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer. The Fund reserves the right, upon 30 days written notice, to redeem your account if the net asset value of your Class Y shares falls below $2 million as a result of a redemption or exchange request. See "How to Redeem Shares."

SHAREHOLDER INQUIRIES

  Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Fund should be directed to the Fund at the telephone number set forth on the cover page of this Prospectus.

                                 FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases............................... None
  Maximum Deferred Sales Charge........................................... None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
  Management Fees.........................................................  .90%
  Rule 12b-1 Fees......................................................... None
  Other Expenses..........................................................  .43%
                                                                           ----
  Total Fund Operating Expenses........................................... 1.33%

EXAMPLE

  You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period:

       1 year.............................................................. $
       3 years............................................................. $
       5 years............................................................. $
      10 years............................................................. $

  The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. The information set forth in the table is based on actual expenses incurred by Class A shares of the Fund during the fiscal period from March 1 through September 30, 1996, except that it reflects the fact that Class Y shares will not pay any Rule 12b-1 fees. The Fund did not offer Class Y shares during such fiscal period. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  The Fund's management fees for fiscal 1997 may be more or less than those set forth in the table to the extent that the Fund outperforms or underperforms the EAFE Index. For the seven months ended September 30, 1996, the performance fee adjustment resulted in a reduction of management fees for Pacific-European Fund by 0.05% of average daily net assets. Absent such reduction, management fees would have been 0.95% of average daily net assets. See "Management--Investment Adviser."

                             FINANCIAL HIGHLIGHTS

  The following financial highlights show certain per share data and selected information for a Class A share of capital stock outstanding during the indicated periods. This information has been audited by KPMG Peat Marwick LLP, independent auditors and should be read in conjunction with the financial statements of the Fund contained in its annual report. No Class Y shares were outstanding during the indicated periods. Class A shares are subject to sales charges and fees that may differ from those applicable to Class Y shares. An annual report of the Fund is available without charge by contacting the Funds at 800-866-7778 (toll free). In addition to financial statements, the Fund's annual report contains further information about the performance of the Fund. The information presented below relates to fiscal periods ended both before and after the conversion of the Fund from a closed-end to an open-end fund on August 31, 1992.


                                       PERIOD FROM                 YEAR ENDED                      PERIOD FROM
                                        3/1/96 TO    --------------------------------------------- 4/27/90(A)
                                       9/30/96 (F)   2/29/96 2/28/95   2/28/94  2/28/93(E) 2/29/92 TO 2/28/91
PER SHARE DATA                         -----------   ------- -------   -------  -------    ------- -----------
Net asset value, beginning of period.    $ 13.86      12.73   15.44     10.81    10.53      10.18     10.97
                                         -------      -----  ------     -----    -----      -----     -----
Operations:
 Net investment income (loss)........       0.07       0.05   (0.03)    (0.03)     --        0.06      0.20
 Net realized and unrealized gains
  (losses)...........................      (0.28)      2.03   (1.63)     4.72     0.28       0.37     (0.79)
                                         -------      -----  ------     -----    -----      -----     -----
  Total from operations..............      (0.21)      2.08   (1.66)     4.69     0.28       0.43     (0.59)
                                         -------      -----  ------     -----    -----      -----     -----
Distributions to shareholders:
 From net investment income..........        --       (0.05)    --        --       --       (0.06)    (0.20)
 Tax return of capital...............        --         --      --        --       --       (0.02)      --
 From net realized gains on
  investments........................      (0.71)     (0.90)  (1.05)    (0.06)     --         --        --
                                         -------      -----  ------     -----    -----      -----     -----
  Total distributions to
   shareholders......................      (0.71)     (0.95)  (1.05)    (0.06)     --       (0.08)    (0.20)
                                         -------      -----  ------     -----    -----      -----     -----
Net asset value, end of period.......    $ 12.94      13.86   12.73     15.44    10.81      10.53     10.18
                                         =======      =====  ======     =====    =====      =====     =====
SELECTED INFORMATION
Total return(c) .....................      (1.66)%    16.70% (11.09)%   43.45%    2.66%      4.44%    (5.03)%
Net assets at end of period
 (in millions).......................    $   172        163     154       166       60         36        34
Ratio of expenses to average daily
 net assets(d).......................       1.64%(b)   1.55%   1.76%     1.81%    2.25%      1.92%     1.77%(b)
Ratio of net investment income (loss)
 to average daily net assets(d)......       0.29%(b)   0.36%  (0.19)%   (0.29)%   0.03%      0.60%     2.36%(b)
Average brokerage commission rate (g)    $0.0173        n/a     n/a       n/a      n/a        n/a       n/a
Portfolio turnover rate (excluding
 short-term securities)..............         49%        65%     57%       52%      59%        69%       10%

(a) Commencement of operations.
(b) Adjusted to an annual basis.
(c) Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.
(d) During the periods reflected above, the Adviser and Distributor voluntarily waived fees and/or reimbursed expenses. Had the Fund paid all expenses and the maximum distribution fee been in effect, the ratios of expenses and net investment income (loss) to average daily net assets would have been as follows: 1.83%/0.10% for the period from March 1, 1996 to September 30, 1996, 1.73%/0.18%, 1.98%/(0.41%), 2.01%/(0.49%) and
    2.59%/(0.31%) in fiscal years 1996, 1995, 1994 and 1993, respectively.
    Beginning in fiscal 1996, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.
(e) The Fund converted from a closed-end investment company to an open-end investment company on August 31, 1992. Information for periods prior to conversion are based on the Fund's operations as a closed-end fund. Fiscal 1993 expenses include 0.32% related to the conversion.
(f) On June 21, 1996, the Fund acquired the net assets of Hercules European Value Fund and Hercules Pacific Basin Value Fund via a tax-free reorganization.
(g) Beginning in the seven month period ended September 30, 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

                    INVESTMENT OBJECTIVE AND POLICIES


  The Fund's investment objective is long-term capital appreciation. Current income is incidental to this objective. The Fund seeks to achieve its investment objective through investments primarily (under normal circumstances, at least 65% of its total assets) in Common Stock of companies in the Pacific Basin or in Europe (including Eastern Europe). "Common Stock" means common stock and foreign equity securities which are substantially similar to common stock in the U.S. and does not include preferred stock or convertible debt securities (such foreign equity securities may have voting and distribution rights which differ from those of common stock in the U.S.). The Pacific Basin is generally defined as those countries bordering the Pacific Ocean. Pacific-European Fund may invest in the following countries within the region: Malaysia, Pakistan, Sri Lanka, the Philippines, Singapore, South Korea, Thailand, India, Indonesia, Hong Kong, Japan, Taiwan, Australia and New Zealand. In addition, to the extent that suitable investment opportunities become available, the Fund may invest in any other country within the region, including, but not limited to, China. For purposes of this Prospectus, unless otherwise indicated, Europe consists of Austria, Belgium, Denmark, Germany, Finland, France, Greece, the Republic of Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Turkey and the United Kingdom (together, "Western Europe"), plus Albania, Bulgaria, the Czech and Slovak Republics, Hungary, Poland, Romania, the successor states to the former Yugoslavia, and the Commonwealth of Independent States (formerly, the Union of Soviet Socialist Republics) (together, "Eastern Europe"). As the securities markets of additional continental European countries develop, such countries may be considered part of the Fund's definition of Europe and appropriate countries for investment by the Fund.

  As of September 30, 1996, approximately 58% of the Fund's investments were in companies in the Pacific Basin (including Japan) and approximately 35% were in companies in Europe. While the Fund has no specific policy or restriction on the allocation of its funds between Europe and the Pacific Basin, the Adviser and the Sub-Adviser (collectively, "Management") believe that the opportunities for long-term capital appreciation in the Pacific Basin are generally superior to those currently available in the economically more mature areas of the world. The relative emphasis of the Fund's investments between the Pacific Basin and Europe may change over time to the extent Management identifies greater investment opportunities in Europe as a result of more attractive values, recent developments in Eastern Europe, the removal of most intra-European trade barriers as a result of the adoption of the Single European Act in 1992 or other factors. In normal market conditions, the Fund's investments will be allocated among at least three different countries in the Pacific Basin and/or Europe. For additional information regarding the allocation of Fund investments, see "Investment Objectives and Policies-- Allocation Among Countries" in the Statement of Additional Information.

  A company is considered to be in the Pacific Basin or in Europe, as the case may be, if (a) it is organized under the laws of a country within the Pacific Basin or in Europe (including the United Kingdom); (b) at least 50% of its assets are located in the Pacific Basin or in Europe; (c) it derives at least 50% of its total revenues from goods produced, sales made, services performed or investment in companies in the Pacific Basin or in Europe; or (d) its securities are traded principally on stock exchanges in a Pacific Basin or European country. The Fund's definition of companies in the Pacific Basin or in Europe may include companies that reflect economic and market forces applicable to other regions as well as the Pacific Basin or Europe. Nevertheless, Management believes that investment in such companies is appropriate in light of the Fund's investment objective because Management selects among such companies those which, in its view, have sufficiently strong exposure to economic and market forces in the Pacific Basin or in Europe, as the case may be, such that the value of the securities of such companies will tend to reflect Pacific Basin or European developments to a greater extent than developments in other regions. With respect to the investment by the Fund in companies that receive 50% or more of their revenues from investments in companies located in the Pacific Basin or Europe (e.g., investment companies and trusts), the Fund believes that securities of such companies will similarly reflect the development of the region in which it invests and, in addition, the purchase of such securities is currently one of the few mechanisms through which the Fund may invest in securities of South Korean, Taiwanese and Indian companies.

  In selecting individual securities within a country, emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to such factors as the company's assets, earnings and growth potential or which are believed best positioned within a particular industry to take advantage of specific economic and political factors likely to result in growth for such industry. The Fund does not, however, concentrate its investments in companies of a particular asset size or in a particular industry, but instead selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests.

  Up to 25% of the Fund's total assets may be invested in other areas of the world to the extent significant opportunities for long-term capital appreciation outside of the Pacific Basin and Europe become available. The Fund currently invests a portion of its assets in certain countries in Latin America, including Mexico, Brazil, Argentina, Chile, Peru, Venezuela, Colombia and Ecuador. The Fund may invest in other Latin American countries as opportunities develop. As of September 30, 1996, approximately 5% of the Fund's investments were in companies in Latin America. The Fund does not invest in Common Stock of U.S. companies.

  The investment objective of the Fund is not fundamental and may be changed without shareholder approval. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. No assurance can be given that the Fund's investment objective will be achieved.


                          SPECIAL INVESTMENT METHODS

  The following discussion describes some of the investment management practices that the Fund may employ from time to time to facilitate portfolio management and mitigate risk. Certain of these practices could be considered "derivative" transactions. The term "derivatives" has been used to identify a variety of financial instruments; there is no discrete class of instruments that is covered by the term. A "derivative" is commonly defined as a financial instrument whose value is based upon, or derived from, an underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. Forward currency transactions, options on securities, futures contracts, options on futures contracts and when-issued securities transactions are derivative contracts. These derivative contracts involve varying degrees and types of risk as set forth below.

FOREIGN CURRENCY TRANSACTIONS

  The Fund may engage in currency exchange transactions in connection with the purchase and sale of their investments. Currency exchange transactions are necessary to enable the Fund to purchase securities denominated in a foreign currency and to convert interest and dividend payments or sales proceeds paid in a foreign currency into U.S. dollars or into another currency. In addition, the Fund may engage in forward foreign currency exchange transactions and foreign currency futures and options transactions to protect against uncertainty with respect to future currency exchange rates. Forward currency exchange and futures and options transactions are used only for hedging and not for speculation. The Fund conducts currency exchange transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market or through entering into forward or futures contracts to purchase or sell foreign currencies.

  The Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell the security and the settlement date or to "lock in" the U.S. dollar equivalent (or other foreign currency equivalent to the extent needed for purposes of purchasing securities) of a dividend or interest payment in a foreign currency. For that purpose, the Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

  If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase or sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

  For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

  The Fund may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of currency for securities which the Fund intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and in foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. In addition, hedging transactions involve costs and may result in losses. The Fund may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund's ability to engage in hedging and related option transactions may be limited by tax considerations. See "Taxation--Consequences of Certain Fund Investments" in the Statement of Additional Information.

  For additional information regarding foreign currency transactions, see "Investment Objectives and Policies--Foreign Currency Transactions" in the Statement of Additional Information.

HEDGING

  The Fund may engage in various futures and put and call transactions (collectively, "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible declines in the market value of the Fund's portfolio, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no overall limitation on the percentage of the Fund's portfolio securities which may be subject to a hedge position. There is no particular strategy that requires use of one technique rather than another. Use of any Hedging Transaction is a function of market conditions. The Hedging Transactions that the Fund may use are described below. Additional Hedging Transactions may be used by the Fund in the future as they are developed to the extent deemed appropriate by the Board of Directors of Piper Global.

  Options on Securities. In seeking to reduce fluctuations in net asset value, the Fund may write (i.e., sell), covered put and call options and purchase put and call options on the securities in which it may invest. Such options are traded on U.S. and foreign securities exchanges and in the over-the-counter markets.

  A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade liquid debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains cash and high grade liquid debt securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The Fund will not write puts if, as a result, more than 50% of its assets would be required to be segregated. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased above the call option price by an amount in excess of the cost of the option. Otherwise, it would realize a loss. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined below the put option price by an amount in excess of the cost of the option. Otherwise, it would realize a loss. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

  If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix B to the Statement of Additional Information. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix B to the Statement of Additional Information for a further discussion of the use, risks and costs of option trading.

  The exchanges have established position limits governing the maximum number of options which may be written by an investor or group of investors acting in concert. Similarly, the Commodities Futures Trading Commission and the Chicago Board of Trade have established futures position limits for an investor or group of investors acting in concert. (A discussion of the Fund's ability to invest in futures contracts and options thereon is set forth below.) The position limits may restrict the Fund's ability to purchase or write options on a particular security or to enter into futures contracts. It is possible that the Fund and other clients of the Adviser, including closed-end and other open-end investment companies managed by the Adviser, may be considered to be a group of investors acting in concert. Thus, the number of options or futures transactions which the Fund may enter into may be affected by options or futures transactions of other investment advisory clients of the Adviser.

  Over-the-counter options are purchased or written by the Fund in privately negotiated transactions. Such options are illiquid and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so.

  Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over-the-counter. These investment techniques are used only to hedge against declines in the value of the Fund's portfolio securities or increases in the prices of securities which the Fund intends to purchase at a later date. The successful use of such instruments relies upon Management's experience with respect to such instruments. Should prices move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect. See Appendix B to the Statement of Additional Information for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

  Futures contracts and options on futures contracts are used only as a hedge and not for speculation. In addition, the Fund does not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures contracts of the Fund and premiums paid on options on futures contracts would exceed 5% of the market value of the Fund's total assets. This restriction will not be changed by the Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies.

  The Fund limits its activities in options and futures contracts to the extent necessary to prevent disqualification of the Fund as a regulated investment company under the Internal Revenue Code. For a discussion of the tax treatment of futures contracts and options on futures contracts, see "Taxation--Consequences of Certain Fund Investments" in the Statement of Additional Information.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

  The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. The Fund may make such purchases in order to lock-in the purchase price of a security which Management believes will appreciate in value. There is always the risk, however, that the security will decrease in value prior to its delivery. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sale of the securities held in the segregated asset account and/or from then available cash flow. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

  There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. The purchase of securities on a when-issued or forward commitment basis can result in increased volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course, which may take substantially more than three business days for non-U.S. securities, are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

REPURCHASE AGREEMENTS

  The Fund may enter, without limitation, into repurchase agreements pertaining to the securities in which it may invest with securities dealers or member banks of the Federal Reserve System. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser will monitor the creditworthiness of the dealers and banks with which the Fund enters into repurchase agreement transactions.

LENDING OF SECURITIES

  In order to facilitate achievement of its investment objective, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. government securities. Securities lending may be used to generate income to cushion the Fund against declines in stock prices without requiring the Fund to sell portfolio securities which it believes will appreciate in value. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will enter into loan arrangements only with brokers, dealers or financial institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Directors. In addition, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest on the loaned securities). The interest accruing on the loaned securities will be paid to the Fund and the Fund will have the right, on demand, to call back the loaned securities. The Fund may pay fees to arrange the loans. The Fund will not lend portfolio securities in excess of 30% of the value of its total assets (including such loans), nor does the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser or Sub-Adviser.

ILLIQUID SECURITIES

  The Fund will not invest more than 15% of its net assets in illiquid securities. This a fundamental investment restriction that may not be changed without the approval of a majority of the Fund's shares. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

  The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when the Adviser or Sub-Adviser deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

  "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Fund may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors or by the Adviser or Sub-Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act.

BORROWING

  The Fund may borrow money only from banks for temporary or emergency purposes in an amount up to 10% of the value of its total assets, provided that reverse repurchase agreements entered into by the Fund are not subject to such limitation. Reverse repurchase agreements are subject, however, to the asset coverage requirements of the Investment Company Act of 1940 (the "1940 Act") and to certain segregated account requirements. The Fund has not entered into reverse repurchase agreements in the past and has no current intention of entering into such agreements in the future. See "Investment Objectives and Policies--Reverse Repurchase Agreements" in the Statement of Additional Information. Interest paid by the Fund on borrowed funds will decrease the Fund's net earnings. The Fund will not purchase portfolio securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the value of its total assets. The Fund may mortgage, pledge or hypothecate its assets only to secure such temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without shareholder approval.

PORTFOLIO TURNOVER

  The Fund intends to acquire and hold securities for long-term capital appreciation and normally does not intend to trade in securities for short-term gains; however, securities may be purchased and sold at such times as Management deems to be in the best interests of the Fund and its shareholders. A higher turnover rate may result in higher expenses for the Fund. The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives and Policies--Portfolio Turnover." Portfolio turnover rates for the Fund are set forth in "Financial Highlights."

INVESTMENT RESTRICTIONS

  The Fund has adopted certain fundamental and nonfundamental investment restrictions in addition to those set forth above. Fundamental investment restrictions which may not be changed without shareholder approval include the following: (1) With respect to 75% of its total assets, the Fund will not invest more than 5% of the value of its total assets in any one issuer, or own more than 10% of the outstanding voting securities of any one issuer. (These restrictions do not apply to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof. For purposes of these restrictions, the government of any country (other than the U.S.), including its governmental subdivisions, is each considered a single issuer.) (2) The Fund will not invest 25% or more of the value of its total assets in the same industry. (This restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.) In addition, as nonfundamental investment restrictions which may be changed at any time without shareholder approval, the Fund will not invest more than 5% of its net assets in warrants or more than 5% of its total assets in the securities of issuers which, with their predecessors, have a record of less than three years' continuous operation. A complete list of the Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.

                                 RISK FACTORS

  Investment in foreign securities requires consideration of factors not typically associated with investment in securities of U.S. issuers. Those include the following:

  Currency Fluctuations. The value of the Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

  The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

  Political and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, social instability or diplomatic developments could affect adversely the economy of a country or the Fund's investment in such country. The Fund may also be adversely affected by exchange control regulations.

  Corporate Disclosure Standards and Governmental Regulation. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by the Fund than is available concerning U.S. companies.

  Applicable accounting and financial reporting standards in emerging markets may be substantially different from U.S. accounting standards and, in certain emerging markets, no reporting standards currently exist. Consequently, substantially less information on emerging markets companies is available to investors and the information that is available may not be conceptually comparable to, or prepared on the same basis as that available in more developed capital markets, which may make it difficult to assess the financial status of particular companies. However, in order to become attractive to Western international investors such as the Fund, some emerging markets companies may submit to reviews of their financial condition conducted in accordance with accounting standards employed in Western countries. Management believes that such information, together with the application of other analytical techniques, can provide an adequate basis on which to assess the financial viability of such companies.

  Market Characteristics. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, securities of companies traded in many countries outside the U.S., particularly those of emerging securities markets, may be subject to further risks due to the inexperience of local brokers and financial institutions in less developed markets, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. The typically small size of the markets for securities issued by issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. Non-U.S. stock exchanges and brokers are subject to less governmental supervision and regulation than in the U.S. and non-U.S. stock exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, there may in certain instances be delays in the settlement of non-U.S. stock exchange transactions.

  Investment and Repatriation Restrictions. Some countries, particularly emerging markets, restrict, to varying degrees, foreign investments in their securities markets. Government and private restrictions take a variety of forms, including (a) limitations on the amount of funds that may be introduced into or repatriated from the country (including limitations on repatriation of investment income and capital gains); (b) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation; (c) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor; (d) limitations on the types of securities which a foreign investor may purchase; and (e) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

  The governments of some countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such countries. These authorities may not be qualified to act as foreign custodians under the 1940 Act and, as a result, the Fund will not be able to invest in these countries in the absence of exemptive relief from the Securities and Exchange Commission. In addition, the risk of loss through government confiscation may be increased in such countries.

  Foreign Taxes. The Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in any country imposing such taxes. For U.S. tax purposes, U.S. shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Fund. See "Tax Status."

  Risks of Investments in Emerging Markets. Investing in securities of issuers in emerging markets involves exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment in their markets include certain national policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

  Included among the emerging markets in which the Fund may invest are the formerly communist countries of Eastern Europe and the People's Republic of China. (These countries are referred to collectively as the "Communist Countries.") Upon the accession to power of Communist regimes approximately 40 to 70 years ago, the governments of a number of Communist Countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no assurance that any Fund investments in Communist Countries would not also be expropriated, nationalized or otherwise confiscated. In the event of such expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, any change in the leadership or policies of Communist Countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.


  Other Investment Practices. The Fund may engage in investment practices which involve certain special risks. These include foreign currency transactions, purchasing and selling options on securities, entering into futures contracts, purchasing and selling put and call options on futures contracts, and the purchase and sale of securities on a "when-issued" or "forward commitment" basis, all of which could be considered "derivative transactions," the use of repurchase agreements, the lending of portfolio securities, investing in illiquid securities, and borrowing from banks (but only for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets). The use of these techniques may increase the volatility of the Fund's net asset value. See "Special Investment Methods" for a discussion of the risks involved with these investment practices.


                                  MANAGEMENT
BOARD OF DIRECTORS

  The Board of Directors of Piper Global has the primary responsibility for overseeing the overall management of Piper Global and electing its officers.

INVESTMENT ADVISER

  Piper Capital Management Incorporated (the "Adviser") has been retained under an Investment Advisory and Management Agreement (the "Advisory Agreement") with Piper Global to act as the Fund's investment adviser subject to the authority of the Board of Directors.

  In addition to acting as the investment adviser for the Fund, the Adviser serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit sharing funds, corporate funds and individuals. As of September 30, 1996, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

  The Adviser supervises, directs and monitors the day to day operations of the Fund in accordance with the Fund's investment objective, policies and restrictions, as well as the implementation of investment programs formulated by the Sub-Adviser. The Adviser reviews investment and allocation determinations of the Sub-Adviser. In addition, the Sub-Adviser must obtain the Adviser's approval prior to (a) any investment of the Fund's assets in any country outside of the Pacific Basin or Europe and (b) any investment by the Sub-Adviser which would result in reallocation of in excess of 5% of the Fund's total assets. The Adviser determines the broker-dealers which are eligible to execute transactions on behalf of the Fund. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for providing the foregoing services. In addition, the Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated with the Adviser. The Adviser is liable to the Fund for losses resulting from willful misconduct, bad faith or gross negligence in the performance of its duties or from its reckless disregard of its duties under the Advisory Agreement.


  Under the Advisory Agreement, the Fund pays the Adviser a monthly management fee. The fee is paid at an annual rate of 1% on average daily net assets up to $100 million, .875% on net assets over $100 million and up to $200 million, and .75% on net assets over $200 million (the "Basic Fee"), and is subject to adjustment as described below. The adjustment is based upon the investment performance of the Fund in relation to the investment record of the Morgan Stanley Capital International EAFESM Index (the "EAFE Index"). The Basic Fee is higher than fees paid by most other investment companies.

  Adjustments to the Basic Fee are made by comparison of the Fund's investment performance for the applicable period with the investment record of the EAFE Index. The Basic Fee for each month may be increased or decreased by up to
 .25% (on an annualized basis) of the Fund's average daily net assets depending upon the extent (as set forth below) by which the Fund's performance varies from the EAFE Index over the applicable performance period. For purposes of calculation of the performance adjustment, average daily net assets are equal to the Fund's average daily net assets during the month for which the calculation is being made.

  The following table illustrates the full range of permitted increases or decreases to the Basic Fee on an annualized basis:

                                                                     ADJUSTMENT
                                                                    TO BASIC FEE
      PERFORMANCE OF FUND RELATIVE TO EAFE INDEX                    (ANNUALIZED)
      ------------------------------------------                    ------------
      +5 Percentage Points or more.................................     +.25
      +4...........................................................     +.20
      +3...........................................................     +.15
      +2...........................................................     +.10
      +1...........................................................     +.05
       0...........................................................        0
      -1...........................................................     -.05
      -2...........................................................     -.10
      -3...........................................................     -.15
      -4...........................................................     -.20
      -5 Percentage Points or more.................................     -.25

  The Basic Fee, plus or minus the performance adjustments calculated as described herein, is paid monthly. The applicable performance period is a rolling 12-month period consisting of the most recent calendar month plus the immediately preceding 11 months.

  In calculating the investment performance of the Fund as compared with the investment record of the EAFE Index, dividends and other distributions of the Fund and dividends and other distributions made with respect to component securities of the EAFE Index during the performance period are treated as having been reinvested. The investment performance of the Fund is calculated based upon the total return of the Fund for the applicable period, which consists of the total net asset value of the Fund at the end of the applicable period, including reinvestment of dividends and distributions, less the net asset value of the Fund at the commencement of the applicable period divided by the net asset value of the Fund at the commencement of the applicable period. Fractions of a percentage point are rounded to the nearest whole point (to the higher whole point if exactly one-half).

  The EAFE Index is a market capitalization weighted index containing (as of September 30, 1996) 1,100 companies representing approximately 60% of the market capitalization of each of the following 20 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland and the United Kingdom. The EAFE Index is an unmanaged index of common stocks, whereas the Fund, under normal circumstances, may invest up to 35% of its assets in securities other than common stock. Additionally, the largest percentages of the EAFE Index are currently represented by the Japanese and United Kingdom markets, which currently represent approximately 37% and 17.5%, respectively, of the EAFE Index. Consequently, the extent to which the EAFE Index increases or decreases in any one year will be affected significantly by the performance of these markets. The Fund had approximately 46% and 10%, respectively, of its total assets invested in Japan and the United Kingdom as of September 30, 1996. Because the Fund's weighting in these two markets is not as significant as that of the EAFE Index, the performance of the other markets in which the Fund invests, as compared to that of the Japanese and United Kingdom markets, will affect to a significant degree whether the Fund outperforms or underperforms the EAFE Index.

SUB-ADVISER

  Edinburgh Fund Managers plc, Donaldson House, 97 Haymarket Terrace, Edinburgh, Scotland EH12, 5HD, is the Sub-Adviser for the Fund under an agreement with the Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser is responsible for the investment and reinvestment of the Fund's assets and the placement of brokerage transactions in connection therewith. For its services to the Fund, the Sub-Adviser is paid a fee by the Adviser equal to 65% of the Basic Fee plus or minus 90% of the performance fee adjustment described above. Such fee is paid over the same time periods and calculated in the same manner as the investment advisory fee described above under "--Investment Adviser." The Adviser and Sub-Adviser also have entered into an Expense Reimbursement Agreement pursuant to which the Sub-Adviser pays the Adviser a monthly fee equal to 10% of the Basic Fee to reimburse the Adviser for certain expenses it bears in connection with the administration of the Fund.

  The Sub-Adviser is a public limited company that was incorporated in 1969. The British Investment Trust PLC, a Scottish closed-end investment company founded in 1889 for which the Sub-Adviser serves as investment manager and adviser, is a controlling shareholder of the Sub-Adviser. The Sub-Adviser, an investment adviser registered under the Investment Advisers Act of 1940, currently furnishes investment management services, directly or through subsidiaries, to 10 closed-end investment companies, 18 open-end investment companies, 13 pension plans, 4 charitable organizations and 13 other individual/corporate clients. As of September 30, 1996, the Sub-Adviser managed approximately $12 billion of assets.

PORTFOLIO MANAGEMENT

  Richard D. Muckart has been primarily responsible for the day-to-day management of the Fund since December 2, 1996. Mr. Muckart is an investment director and the head of emerging markets investing for the Sub-Adviser. He joined the Sub-Adviser in March 1996 in connection with the Sub-Adviser's acquisition of Dunedin Fund Managers Limited, where Mr. Muckart had been Investment Director since August 1995. Prior to that, he had been with Ivory and Sime since 1983 and had served most recently as Global Investment Director. He has 24 years of financial experience.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

  First Trust National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, serves as Custodian for the Fund's portfolio securities and cash. Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, serves as the Fund's Transfer Agent and Dividend Disbursing Agent.

  Rules adopted under the 1940 Act permit the Fund to maintain securities and cash in the custody of certain eligible banks and securities depositories. The Fund's foreign securities are held by its sub-custodians who are approved by the directors in accordance with such rules. Such determination is made pursuant to such rules following a consideration of a number of factors including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of Fund assets.

  Piper Global has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company, an affiliate of the Distributor and the Adviser. Under these agreements, the Distributor and Piper Trust Company provide transfer agent and dividend disbursing agent services for certain shareholder accounts. For more information, see "Investment Advisory and Other Services--Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Adviser and Sub-Adviser select brokers and futures commission merchants to use for the Fund's portfolio transactions. In making its selection, the Adviser may consider a number of factors, which are more fully discussed in the Statement of Additional Information, including but not limited to, research services, the reasonableness of commissions and quality of services and execution. A broker's sales of Fund shares may also be considered a factor if the Adviser or Sub-Adviser is satisfied that the Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Fund may be effected through the Distributor on a securities exchange in compliance with Section 17(e) of the 1940 Act. For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

                        Shareholder Guide to Investing

                            HOW TO PURCHASE SHARES

GENERAL

  Class Y shares of the Fund may be purchased from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Fund. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Fund does not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASE PRICE

  You may purchase Class Y shares of the Fund at net asset value without any initial or deferred sales charge. The purchase price will be equal to the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer.

  The Adviser makes ongoing payments out of its own assets to Piper Jaffray Investment Executives and other broker-dealers who have sold Class Y shares of the Fund. In addition, the Distributor or the Adviser, at their own expense, provide promotional incentives to investment executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Fund and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.

MINIMUM INVESTMENTS

  A minimum initial investment of $2 million is required to purchase Class Y shares of the Fund. There is no minimum for subsequent investments. For purposes of meeting the minimum initial investment amount, investments in Class Y shares of Intermediate Bond Fund (another mutual fund managed by the Adviser) will be aggregated with investments in Class Y shares of the Fund (provided that the Class Y Intermediate Bond Fund shares have not already been aggregated with investments in Class Y shares of another mutual fund managed by the Adviser in order to meet such fund's minimum initial investment amount).


                             HOW TO REDEEM SHARES

NORMAL REDEMPTION

  You may redeem all or a portion of your Class Y shares on any day that the Fund values its shares. (Please refer to "Valuation of Shares" below for more information.) Your shares will be redeemed at the net asset value next calculated after the receipt of your instructions in good form by your Piper Jaffray Investment Executive or other broker-dealer as explained below.

                        Shareholder Guide to Investing

  Piper Jaffray Inc. Accounts. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral redemption request.

  Other Broker-Dealer Accounts. To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Fund's transfer agent, IFTC. This request should contain: the dollar amount or number of Class Y shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to "Redemption of Shares" in the Statement of Additional Information for more details.


PAYMENT OF REDEMPTION PROCEEDS

  After your shares have been redeemed, the cash proceeds will normally be sent to you or your broker-dealer within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such check has cleared the banking system (normally up to 15 days from the purchase date).

INVOLUNTARY REDEMPTION

  The Fund reserves the right to redeem your Class Y share account at any time if the net asset value of the account falls below $2 million as the result of a redemption or exchange request. For purposes of determining the net asset value of your account, your holdings of Class Y shares of the Fund will be aggregated with your holdings of Class Y shares of Intermediate Bond Fund (unless your Intermediate Bond Fund holdings have already been aggregated with investments in Class Y shares of another mutual fund managed by the Adviser for purposes of determining account size). You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

                             SHAREHOLDER SERVICES

AUTOMATIC MONTHLY INVESTMENT PROGRAM

  You may arrange to make additional automated purchases of Class Y shares of the Fund. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. In addition, if you hold your shares in a Piper Jaffray account you may arrange to make such additional purchases by having $25 or more automatically transferred each month from any of the money market fund series of Piper Funds. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.

                        Shareholder Guide to Investing

EXCHANGE PRIVILEGE

  If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another mutual fund managed by the Adviser, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.

  You may exchange your Class Y shares for Class Y shares of any other mutual fund managed by the Adviser that offers such shares. All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. Exchanges are made on the basis of net asset values of the funds involved.

  Piper Global reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

TELEPHONE TRANSACTION PRIVILEGES

  Piper Jaffray Inc. Accounts. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.

  Other Broker-Dealer Accounts. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form. Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Fund will employ reasonable procedures to confirm that a telephonic request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. If the Fund employs such procedures, it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If the Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone instructions. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Fund by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management--Transfer Agent, Dividend Disbursing Agent and Custodian." The Fund reserves the right to suspend or terminate its telephone services at any time without notice.

DIRECTED DIVIDENDS

  You may direct income dividends and capital gains distributions to be invested in Class Y shares of any other mutual fund managed by the Adviser that offers such shares, provided such shares are eligible for purchase in your state. This investment will be made at net asset value. It will not be subject to a minimum investment amount except that you must hold shares in such fund (including the shares being acquired with the dividend or distribution) with a value at least equal to such fund's Class Y share minimum initial investment amount.

                        Shareholder Guide to Investing

SYSTEMATIC WITHDRAWAL PLAN

  You may establish a Systematic Withdrawal Plan that allows you to receive regular periodic payments by redeeming as many shares from your account as necessary, provided you maintain a minimum account balance of $2 million. Your account balance will be determined in the manner described above under "How to Redeem Shares--Involuntary Redemption." As with other redemptions, a redemption to make a withdrawal is a sale for federal income tax purposes. Payments made under a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of the payments may be a return of capital.

  A request to establish a Systematic Withdrawal Plan must be submitted in writing to your Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. You will be required to have any income dividends and any capital gains distributions reinvested. You may choose to have withdrawals made monthly, quarterly or semi-annually. Please contact your Piper Jaffray Investment Executive, other broker-dealer or IFTC for more information.

  You should be aware that additional investments in an account that has an active Systematic Withdrawal Plan may be inadvisable due to tax liabilities. Please refer to "Redemption of Shares" in the Statement of Additional Information for additional details.

ACCOUNT PROTECTION

  If your Fund shares are held in a Piper Jaffray account, they are protected in the unlikely event of Piper Jaffray's financial failure. Piper Jaffray is a member of the Securities Investor Protection Corporation ("SIPC"), whose primary purpose is to protect the customers of its members against losses of up to $500,000 ($100,000 on claims for cash) in the event of a member's liquidation.

  In addition to the $500,000 SIPC protection, Piper Jaffray clients have additional protection provided by Aetna Casualty and Surety Company. Your investments in the Fund held in a Piper Jaffray PRIME or PAT Plus account are protected up to $49.5 million beyond the coverage provided by SIPC, for total account protection of $50 million. Investments held in all other Piper Jaffray accounts are protected up to $24.5 million beyond the coverage provided by SIPC, for total account protection of $25 million. This protection does not cover any declines in the net asset value of Fund shares.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

  Each time there is a transaction involving your Fund shares, such as a purchase, redemption or dividend reinvestment, you will receive a confirmation statement describing that activity. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and the Fund is required to supply annual and semi-annual reports that list securities held by the Fund and include the current financial statements of the Fund.

  Householding. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help to reduce Fund expenses, it will help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.

                        Shareholder Guide to Investing


                          DIVIDENDS AND DISTRIBUTIONS

  Dividends from net investment income and distributions of net realized capital gains, if any, will be payable to Fund shareholders at least once annually. Class Y shareholders generally will receive higher per share dividends than Class A or Class B shareholders because Class Y shareholders are not subject to Rule 12b-1 fees.

  Buying a Dividend. On the ex-dividend date for a distribution, the Fund's share price is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

  Distribution Options. All net investment income dividends and net realized capital gains distributions for the Fund generally will be payable in additional Class Y shares of the Fund at net asset value ("Reinvestment Option"). If you wish to receive your distributions in cash, you must notify your Piper Jaffray Investment Executive or other broker-dealer. You may elect either to receive income dividends in cash and capital gains distributions in additional Class Y shares of the Fund at net asset value ("Split Option"), or to receive both income dividends and capital gains distributions in cash ("Cash Option"). You may also direct income dividends and capital gains distributions to be invested in Class Y shares of another mutual fund managed by the Adviser that offers such shares. See "Shareholder Services--Directed Dividends" above. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

                              VALUATION OF SHARES

  The Fund computes its net asset value on each day the New York Stock Exchange (the "Exchange") is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m. New York time) after the Fund has declared any applicable dividends. In valuing the Fund's assets, all securities for which market quotations are readily available are valued under normal circumstances at the last sales price prior to the time of determination, or if no sale is reported at that time, the mean between the closing asked price and the closing bid price. If no bid and asked prices are available, then the Adviser will use quotations obtained from broker-dealers or a widely used quotation system. With respect to a security which is listed or traded on more than one exchange, the Fund normally looks to the exchange on which trading is more extensive. In instances where market quotations are not readily available and in certain other circumstances, fair value is determined according to methods selected in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at cost with any premium amortized or discount credited over the period remaining until maturity. Options will be valued at market value or fair value, as determined in good faith by or under the direction of the Board of Directors, if no market exists. Futures contracts will be valued at the settlement price established each day by the board of trade or exchange on which they are traded. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

  Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars by the pricing service retained by the Fund or, to the extent that an exchange rate is not available through such pricing service, at the mean of current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market. The Fund has been advised that the pricing service translates foreign currencies into U.S. dollars on the basis of the official exchange rate or by taking into account the quotes provided by a number of major banks that are regular participants in the foreign exchange market. Trading in securities on foreign securities exchanges and in over-the-counter markets is normally completed well before the close of business on each business day. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days of the Fund and on which the Fund's net asset value is not calculated. Therefore, the net asset value of the Fund might be significantly affected on days when the investor has no access to the Fund. The Fund calculates net asset value per share as of the close of the regular trading session on the Exchange. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

  Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset value per share of the Class A, Class B and Class Y shares of the Fund may differ because of the differing Rule 12b-1 fees and transfer agent fees charged to such classes.

                                  TAX STATUS

  The Fund qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, during its last taxable year and intends to qualify as a regulated investment company during the current taxable year. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

  Distributions by the Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund (or shares of another mutual fund managed by the Adviser). Distributions of net capital gains (designated as "capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held shares of the Fund.

  A shareholder will recognize a capital gain or loss upon the sale or exchange of shares in the Fund if, as is normally the case, the shares are capital assets in the shareholder's hands. This capital gain or loss will be long-term if the shares have been held for more than one year.

  The Fund's investments may be subject to taxes in foreign countries which would reduce the total return on such investments. In addition, if the Fund is deemed to be a resident of the United Kingdom for United Kingdom tax purposes or if the Fund is treated as being engaged in a trading activity through an agent in the United Kingdom, there is a risk that the United Kingdom will attempt to tax all or a portion of the Fund's gains or income. In light of the structure of the Fund and the terms and conditions of the Advisory and Sub-Advisory Agreements, the Adviser believes that any such risk is minimal.

  If the Fund has more than 50% of its assets invested in the stock or securities of foreign corporations at the end of the Fund's taxable year, the Fund may make an election to allow shareholders either to claim U.S. foreign tax credits with respect to foreign taxes paid by the Fund or to deduct such amounts as an itemized deduction on their tax return. In the event such an election is made, shareholders would have to increase their taxable income by the amount of such taxes and the Fund would not be able to deduct such taxes in computing its taxable income.

  The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Taxation" in the Statement of Additional Information. Before investing in the Fund, you should check the consequences of your local and state tax laws.

                            PERFORMANCE COMPARISONS

  Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." Total return will be computed separately for each class of the Fund's shares. All such total return quotations are based upon historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Average annual return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return for Class Y shares, all dividends and distributions are assumed to be reinvested.

  Comparative performance information also may be used from time to time in advertising the Fund's shares. For example, advertisements may compare the Fund's performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations which track the performance of investment companies.

  For additional information regarding comparative performance information and the calculation of average annual total return and cumulative total return, see "Performance Comparisons" in the Statement of Additional Information.

                              GENERAL INFORMATION

  Piper Global was organized under the laws of the State of Minnesota in 1990 as a closed-end investment company and converted into an open-end investment company on August 31, 1992. At that time, Pacific-European Fund was the only outstanding series of Piper Global. The Board of Directors designated a second series of Piper Global, Emerging Markets Fund, in April 1996.


  The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of Piper Global created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.

  All shares of the Fund, when issued, will be fully paid and nonassessable and will be redeemable. They can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

  The different classes of shares of a Fund have the same rights and are identical in all respects except that (a) expenses related to the distribution of each class of shares are borne solely by such class; (b) to the extent they can reasonably be identified as relating to a particular class of shares, transfer agent fees will be allocated to that class; (c) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders will have the right to vote on any distribution fees imposed on Class A shares as long as Class B shares convert into Class A shares); (d) only Class B shares carry a conversion feature; and (e) each class has different exchange privileges.

  Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset values of the series' shares. On some issues, such as the election of directors, all shares of Piper Global vote together as one series. On an issue affecting only a particular series or class, the shares of the affected series or class vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

  The Bylaws of Piper Global provide that shareholder meetings need be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholders meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of Piper Global may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of Piper Global. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of Piper Global. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.

PENDING LEGAL PROCEEDINGS

  Complaints have been brought against the Adviser and the Distributor relating to several other investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve the Fund.

  A number of complaints have been brought in federal and state court against the Institutional Government Income Portfolio ("PJIGX") series of Piper Funds Inc., the Adviser, the Distributor, and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. On February 13, 1996, a Settlement Agreement became effective for the consolidated class action lawsuit, titled In Re: Piper Funds Inc. Institutional Government Income Portfolio Litigation. The Amended Consolidated Class Action Complaint was filed on October 5, 1994, in the United States District Court, District of Minnesota, against PJIGX, the Adviser, the Distributor, William H. Ellis and Edward J. Kohler, and had alleged the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. The Settlement Agreement will provide approximately $67.5 million, together with interest earned, less certain disbursements and attorney fees, to class members in payments scheduled over approximately three years. Such payments will be made by Piper Jaffray Companies Inc. and the Adviser and will not be an obligation of Piper Funds Inc. A number of lawsuits and arbitrations brought by some of the investors who requested exclusion from the settlement class remain pending.

  Complaints also have been filed in state and federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as sub-adviser. The complaints, which ask for rescission of plaintiff shareholders' purchases or compensatory damages, plus interest, costs and expenses, generally allege, among other things, certain violations of federal and/or state securities laws, including the making of materially misleading statements in prospectuses concerning investment policies and risks. In addition to the Settlement Agreement discussed above, a settlement agreement has been reached with respect to a consolidated complaint relating to four closed-end investment companies managed by the Adviser and agreements-in-principle have been reached to settle certain other complaints. The Adviser and the Distributor also are subject to regulatory inquiries related to various funds or assets managed by the Adviser. See "Pending Litigation" in the Statement of Additional Information.


  The Adviser and the Distributor do not believe that the settlements discussed above, any agreement-in-principle to settle, or any outstanding complaint, action in arbitration or regulatory inquiry will have a material adverse effect on their ability to perform under their agreements with Piper Global or a material adverse effect on the Funds.

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS) AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                         Pacific-European Growth Fund
                         Emerging Markets Growth Fund
                       Series of Piper Global Funds Inc.

                              Investment Advisor
                     Piper Capital Management Incorporated

                                  Sub-Adviser
                          Edinburgh Fund Managers plc

                                  Distributor
                              Piper Jaffray Inc.

                                   Custodian
                       First Trust National Association

                                Transfer Agent
                       Investors Fiduciary Trust Company

                                 Legal Counsel
                             Dorsey & Whitney LLP


Table of Contents
                                              page
Introduction...................................  2
Fund Expenses..................................  4
Financial Highlights...........................  6
Investment Objectives and Policies.............  8
Special Investment Methods..................... 11
Risk Factors................................... 18
Management..................................... 21
Distribution of Fund Shares.................... 25
SHAREHOLDER GUIDE TO INVESTING
  How to Purchase Shares....................... 26
  Reducing Your Sales Charge................... 27
  Special Purchase Plans....................... 29
  How to Redeem Shares......................... 30
  Shareholder Services......................... 32
  Dividends and Distributions.................. 34
Valuation of Shares............................ 35
Tax Status..................................... 35
Performance Comparisons........................ 36
General Information............................ 37

Prospectus

[LOGO: PiperFunds]

----------------------------------------

    Pacific-European Growth Fund














    February   , 1997

----------------------------------------

                                     PART B


                          PACIFIC-EUROPEAN GROWTH FUND
                          EMERGING MARKETS GROWTH FUND

                       Series of Piper Global Funds Inc.

                      STATEMENT OF ADDITIONAL INFORMATION


                            February ________ , 1997

                               Table of Contents

                                                      Page
                                                      ----

Introduction........................................    2
Investment Objectives and Policies..................    2
Investment Restrictions.............................    7
Directors and Executive Officers....................   10
Investment Advisory and Other Services..............   14
Portfolio Transactions and Allocation of Brokerage..   22
Capital Stock and Ownership of Shares...............   25
Net Asset Value and Public Offering Price...........   25
Performance Comparisons.............................   26
Purchase of Shares..................................   28
Redemption of Shares................................   29
Taxation............................................   31
General Information.................................   34
Financial Statements................................   34
Pending Litigation..................................   35
Appendix A - Corporate Bond, Preferred Stock and
  Commercial Paper Ratings..........................  A-1
Appendix B - General Characteristics and Risks of
  Options and Futures...............................  B-1

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to two Prospectuses, each dated February ________ , 1997. One Prospectus relates to the Class A and Class B shares of Pacific-European Growth Fund and Emerging Markets Growth Fund and the other to the Class Y shares of Pacific-European Growth Fund. This Statement of Additional Information should be read in conjunction with each applicable Prospectus. Copies of these Prospectuses may be obtained from the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.
3010-1

                                 INTRODUCTION
                                 ------------

     The shares of Piper Global Funds Inc. (the "Company") are currently offered in two series: Pacific-European Growth Fund ("Pacific-European Fund") and Emerging Markets Growth Fund ("Emerging Markets Fund") (sometimes referred to herein as a "Fund" or, collectively, as the "Funds"). On June 21, 1996, Emerging Markets Fund acquired the assets and assumed all identified liabilities of Hercules Latin American Value Fund, a series of Hercules Funds Inc., in a tax-free reorganization by issuing new shares. Emerging Markets Fund had no assets or liabilities prior to the acquisition. Certain financial and performance information for Emerging Markets Fund set forth herein represents historical information of Hercules Latin American Value Fund.

                      INVESTMENT OBJECTIVES AND POLICIES
                      ----------------------------------

     The investment objectives and policies of the Funds are set forth in the Prospectus. Certain additional investment information is set forth below.

ALLOCATION AMONG COUNTRIES.

     For each Fund, investment is made in those countries where Management believes that economic and political factors, including currency movements, are likely to produce above average investment returns. There is no limitation on the percentage of either Fund's assets that may be invested at any one time in securities of companies in one or more of the countries in the Pacific Basin or Europe (with respect to Pacific-European Fund) or in emerging markets (with respect to Emerging Markets Fund), except insofar as each Fund is limited in its ability to invest in other investment companies; provided, however, that in normal market conditions each Fund's investments will be allocated among at least three different countries in the Pacific Basin and/or Europe (with respect to Pacific-European Fund) or having emerging markets (with respect to Emerging Markets Fund). To the extent a Fund invests a significant portion of its assets in any one country, it will be more susceptible to factors adversely affecting issuers in such country than would a comparable fund having a lesser percentage of its assets so invested.

ADDITIONAL RISKS OF INVESTMENTS IN EMERGING MARKETS

     Investing in securities of issuers located in emerging market countries may entail risks relating to the potential political and economic instability of those countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

     The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

     The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

ADDITIONAL RISKS OF INVESTMENTS IN LATIN AMERICA

     Because the Emerging Markets Fund is the successor to the Hercules Latin American Value Fund (see "General Information" in the Prospectus), the portfolio consisted primarily of securities of Latin American issuers as of the date of this Statement of Additional Information. In addition, the Pacific-European Fund currently invests a portion of its assets in certain countries in Latin America. The economies of individual countries in Latin America may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

     Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other such countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly rescheduled. Political turmoil, high inflation, capital repatriation restrictions and nationalization have further exacerbated conditions.

     Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect the Fund's investments in these countries.

     Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth in Latin American countries. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas in Latin America, the most notable being a free zone between Mexico and the U.S. Latin American equity markets can be extremely volatile and in the past have shown little correlation with the U.S. market. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

FOREIGN CURRENCY TRANSACTIONS

     As discussed in the prospectus, the Funds engage in currency exchange transactions in connection with the purchase and sale of their investments. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designated by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. The Funds enter into foreign currency futures contracts solely for hedging or other appropriate risk management purposes as defined in CFTC regulations.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

     Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options traded in the over-the-counter market are illiquid and it may not be possible for a Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign debt security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be provided on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based upon the difference between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

REVERSE REPURCHASE AGREEMENTS

     Each Fund may enter into reverse repurchase agreement transactions with the same parties with whom it may enter into repurchase agreements. However, the Funds do not currently enter into or intend to enter into such transactions
during the coming year.   Under a reverse repurchase agreement, a Fund sells
securities and agrees to repurchase them at a mutually agreed date and price. Because certain of the incidents of ownership of the security are retained by a Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing high-grade liquid debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions. Reverse repurchase agreements will be used as a means of borrowing for investment purposes. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. The Company's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser and Sub-Adviser will monitor the creditworthiness of the dealers and banks with which the Funds enter into reverse repurchase agreement transactions.

     The Securities and Exchange Commission views reverse repurchase agreement transactions as collateralized borrowings by a Fund. Therefore, pursuant to the Investment Company Act of 1940 (the "1940 Act"), each Fund must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed.

ILLIQUID SECURITIES

     As discussed in the prospectus, each Fund may invest no more than 15% of its net assets in illiquid securities. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser or Sub-Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors (as discussed below). Similar determinations may be made with respect to securities issued in reliance on the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act.

     Under the procedures adopted by the Board of Directors, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

PORTFOLIO TURNOVER

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. Portfolio turnover rates are set forth in "Financial Highlights" in the Prospectus.

                            INVESTMENT RESTRICTIONS
                            -----------------------

     In addition to the investment objectives and policies set forth in the Prospectus, each Fund is subject to certain fundamental and nonfundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the approval of the holders of a majority of a Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Funds to be nonfundamental and, accordingly, may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy.

     As fundamental investment restrictions:

     (1) With respect to 75% of its total assets, Pacific-European Fund may not invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States government or any agency or instrumentality thereof. For purposes of these restrictions, the government of any country (other than the U.S.), including its governmental subdivisions, is each considered a single issuer.

     (2) No Fund may invest 25% or more of the value of its total assets in the securities of issuers in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities.

     (3) No Fund may borrow money (provided that the Funds may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the value of a Fund's total assets. A Fund will not purchase portfolio securities while outstanding borrowing exceeds 5% of the value of the Fund's total assets. The Funds will not borrow money for leverage purposes (provided that the Funds may enter into reverse repurchase agreements for such purposes).

     (4) No Fund may pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure issuances or borrowings permitted by restriction 3 above (collateral arrangements with respect to reverse repurchase agreements or to margin for future contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction).

     (5) No Fund may make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt obligations in which the Fund may invest consistently with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements.

     (6) No Fund may underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares a Fund may be deemed to be an underwriter.

     (7) No Fund may invest for the purpose of exercising control over management of any company.

     (8) No Fund may purchase real estate or interests therein other than securities backed by mortgages and similar instruments.

     (9) No Fund may purchase or sell commodities or commodity contracts except for hedging purposes.

     (10) No Fund may make any short sales of securities.

     (11) No Fund may issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 above and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

     (12) Pacific-European Fund may not invest more than 15% of the value of its net assets in illiquid securities.

     In addition, the following are non-fundamental investment restrictions of the Funds which may be changed without shareholder approval:

     (a) Emerging Markets Fund will not invest more than 15% of the value of its net assets in illiquid securities.

     (b) The Funds will not purchase or sell interests in oil, gas or mineral leases or interests in oil, gas or other mineral exploration or development programs.

     (c) Each Fund will not invest more than 5% of the value of its total assets in the securities of any issuers which, with their predecessors, have a record of less than three years' continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years. The value of all securities issued or guaranteed by such guarantor and owned by a Fund shall not exceed 10% of the value of the total assets of such Fund.)

     (d) The Funds will not purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that the Funds may make margin deposits in connection with futures contracts.

     (e) The Funds will not purchase or retain the securities of any issuer if, to a Fund's knowledge, those officers or directors of the Company or its affiliates or of its investment adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

     (f)  The Funds will not invest in real estate limited partnerships.

     (g) The Funds will treat repurchase agreements with remaining maturities in excess of seven days as illiquid securities.

     (h) Each Fund will not invest more than 5% of its net assets in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of a Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

     (i) The Funds will not purchase put or call options on securities if immediately thereafter the premiums paid on such options would exceed 5% of the value of the total assets of the Fund. (This policy does not apply to put and call options on futures contracts.)

                       DIRECTORS AND EXECUTIVE OFFICERS
                       --------------------------------

     The directors and officers of the Company and their principal occupations during the past five years are set forth below. Unless otherwise indicated, all positions have been held for more than five years. Each of the Company's directors and officers, other than Mr. Watt and Mr. Balfour, also serves as a director or officer of various closed-end and open-end investment companies managed by the Adviser.

                                                           PRINCIPAL OCCUPATIONS
                              POSITION WITH              DURING THE PAST FIVE YEARS
NAME AND ADDRESS (AGE)        THE COMPANY                  AND OTHER AFFILIATIONS
----------------------        ------------               --------------------------


William H. Ellis* (54)         Chairman of             President of Piper Jaffray Companies Inc.;
Piper Jaffray Tower            the Board of            Director and Chairman of the Board of Piper
222 South Ninth Street         Directors               Capital Management Incorporated (the
Minneapolis, MN 55402                                  "Adviser") and President of the Adviser since
                                                       1994;  Director of Piper Jaffray Inc.



David T. Bennett (56)          Director                Of counsel to the law firm of Gray, Plant, Mooty,
3400 City Center                                       Mooty & Bennett, P.A., located in Minneapolis.
33 South Sixth Street                                  Mr. Bennett is chairman of a group of privately
Minneapolis, MN  55402                                 held companies and serves on the board of
                                                       directors of a number of nonprofit organizations.

Jaye F. Dyer (69)              Director                President of Dyer Management Company, a private
4670 Norwest Center                                    management company, since 1991; prior thereto,
90 South Seventh Street                                Mr. Dyer was President and Chief Executive
Minneapolis, MN  55402                                 Officer of Dyco Petroleum Corporation, a Minneapolis
                                                       based oil and natural gas development company he
                                                       founded, from 1971 to March 1, 1989, and Chairman
                                                       of the Board until December 31, 1990.  Mr. Dyer
                                                       serves on the board of directors of Northwestern
                                                       National Life Insurance Company, The ReliaStar
                                                       Financial Corp. (the holding company of Northwestern
                                                       National Life Insurance Company) and various privately
                                                       held and nonprofit corporations.

Karol D. Emmerich (47)         Director                President of The Paraclete Group, a consultant
7302 Claredon Drive                                    to nonprofit organizations, since 1993; prior thereto,
Edina, MN 55439                                        Ms. Emmerich was Vice President, Chief Accounting Officer and
                                                       Treasurer of Dayton Hudson Corporation from 1980 to 1993.
                                                       Ms. Emmerich is an Executive Fellow at the University of
                                                       St. Thomas Graduate School of


                                                         PRINCIPAL OCCUPATIONS
                               POSITION WITH           DURING THE PAST FIVE YEARS
NAME AND ADDRESS (AGE)         THE COMPANY               AND OTHER AFFILIATIONS
----------------------         -------------           ----------------------------
                                                       Business and serves on the board of directors of
                                                       a number of privately held and nonprofit
                                                       corporations.

Luella G. Goldberg (59)        Director                Ms. Goldberg serves on the board of directors of
7019 Tupa Drive                                        Northwestern National Life Insurance Company
Edina, MN 55435                                        (since 1976), The ReliaStar Financial Corp.
                                                       (since 1989), TCF Bank Savings fsb (since 1985),
                                                       TCF Financial Corporation (since 1988) and Hormel
                                                       Foods Corp. (since 1993). Ms. Goldberg also serves
                                                       as a Trustee of Wellesley College and as a director
                                                       of a number of other organizations, including the
                                                       University of Minnesota Foundation and the Minnesota
                                                       Orchestral Association. Ms.Goldberg was Chairman of
                                                       the Board of Trustees of Wellesley College from
                                                       1985 to 1993 and acting President from July 1, 1993
                                                       to October 1, 1993.

David A. Hughey (65)           Director                Trustee of Bentley  College; formerly Executive Vice
134 Power Road                                         President and Chief Administrative Officer of Dean Witter
Meredith, NH 03253                                     InterCapital Inc., Dean Witter Services Company Inc. and
                                                       Dean Witter Distributors Inc., Director, Executive Vice
                                                       President and Chief Administrative Officer of Dean Witter
                                                       Trust Company, Vice President of Dean Witter Family of
                                                       Funds and TCW/DW Family of Funds, and Director of
                                                       ICI Mutual Insurance Company.

George Latimer (61)            Director                Chief Executive Officer of National Equity
754 Linwood                                            Fund, Chicago, Illinois since November 1995;
St.Paul, MN 55105                                      prior thereto, Mr. Latimer was Director, Special
                                                       Actions Officer, Office of the Secretary,
                                                       Department of Housing and Urban Development
                                                       since 1993, and prior thereof, he had been Dean
                                                       of Hamline Law School, Saint Paul, Minnesota,
                                                       from 1990 to 1993.  Mr Latimer serves on the
                                                       board of directors of Digital Biometrics, Inc. and
                                                       Payless Cashways, Ins.

Iain A. Watt* (51)             Director                Executive Chairman of the Sub-Adviser since
Edinburgh Fund Managers plc                            1995; prior thereto, Managing Director of the
Donaldson House                                        Sub-Adviser since 1991.  Mr. Watt is also a
97 Haymarket Terrace                                   director of Edinburgh Dragon Trust plc,
Edinburgh, EH125HD                                     Edinburgh New Tiger Trust, plc. Edinburgh Unit
                                                       Trust Managers Limited, Edinburgh Oil
                                                       Management Limited and Private Fund
                                                       Managers Limited.



                                                         PRINCIPAL OCCUPATIONS
                               POSITION WITH           DURING THE PAST FIVE YEARS
NAME AND ADDRESS (AGE)         THE COMPANY               AND OTHER AFFILIATIONS
----------------------         -------------           ------------------------------

Michael W. Balfour* (36)       Director                Chief Investment Director since January 1995
Edinburgh Fund Managers plc                            and Joint Managing Director since July 1995 of
Donaldson House                                        the Sub-Adviser; prior thereto, Director of
97 Haymarket Terrace                                   Overseas Investments of the Sub-Adviser from
Edinburgh, EJ125HD                                     1992-1995 and assistant director and head of the
                                                       Pacific Department of the Sub-Adviser from 1988 to
                                                       1992. Mr. Balfour is also a director of Edinburgh
                                                       Inca Trust plc, Edinburgh Java Trust plc, DFM
                                                       Holdings Limited and Dunedin Fund Managers
                                                       Limited.

Paul A. Dow (45)               President               Chief Investment Officer and Senior Vice President
Piper Jaffray Tower                                    of the Adviser.
222 South Ninth Street
Minneapolis, MN  55402

Robert H. Nelson (33)          Vice President and      Senior Vice President of the Adviser since 1993;
Piper Jaffray Tower            Treasurer               prior thereto he had been a Vice President of the
222 South Ninth Street                                 Adviser from 1991 to 1993.
Minneapolis, MN  55402

Susan S. Miley (39)            Secretary               Senior Vice President and General Counsel of the
Piper Jaffray Tower                                    Adviser since 1995 and Secretary of the Adviser
222 South Ninth Street                                 since 1996; prior to which Ms. Miley was counsel
Minneapolis, MN  55402                                 for American Express Financial Advisors, Minneapolis,
                                                       from 1994 to 1995 and an attorney at Simpson
                                                       Thatcher & Bartlett, New York, New York from 1984
                                                       to 1992.


------------------------------

* Directors who are "interested persons," as defined in the 1940 Act, of Piper Capital and the Funds.

     Two of the Fund's directors, Mr. Balfour and Mr. Watt, reside outside of the United States and substantially all of the assets of such persons are located outside of the United States. Neither Mr. Balfour nor Mr. Watt has appointed an agent for service of process in the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in the United States courts or foreign courts, judgments obtained in the United States courts predicated upon the civil liability provisions of the federal securities laws of the United States. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against such persons predicated solely upon United States securities laws.

     Ms. Emmerich, Ms. Goldberg and Mr. Hughey are members of the Audit Committee of the Board of Directors. Ms. Emmerich acts as the chairperson of such committee. The Audit Committee oversees the Company's financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.

     The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, Hughey and Latimer, Ms. Emmerich and Ms. Goldberg, and a Derivatives Subcommittee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer.

     The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Subcommittee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management and independent accountants; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.

     The directors of the Company who are officers or employees of the Adviser or Sub-Adviser or any of their affiliates receive no remuneration from the Company. Each of the other directors currently receives a quarterly retainer of $3,625 that is allocated among the Funds and all other open-end funds managed by the Adviser on the basis of the total assets of each such fund. In addition, each director receives a fee from the Company for each regular quarterly and in-person special meeting of the Board of Directors attended. Such fee is based on the net asset value of the Company and ranges from $250 (net assets of less than $200 million) to $1,500 (net assets of $5 billion or more). Members of the Audit Committee who are not affiliated with the Adviser or Sub-Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 for the chairperson of the Committee), and the chairperson of the Committee of the Independent Directors receives $1,000 for each meeting of such committee attended, with such fees being allocated evenly between the Company and all other closed-end and open-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors and the Derivatives Subcommittee (other than the chairperson of the Committee of the Independent Directors) currently receive no additional compensation. In addition, each Director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

     The following table sets forth the aggregate compensation received by each director from the Funds for the indicated periods, as well as the total compensation received by each director from the Company and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1995. Directors who are officers or employees of the Adviser or Sub-Adviser or any of their affiliates did not receive any such compensation and are not included in the table. No other individuals received compensation from the Company during the indicated periods. Mr. Bennett and Mr. Hughey became directors of the Company on August 9, 1996 and September 3, 1996, respectively.


                                Compensation from                  Compensation from
                              Pacific-European Fund              Emerging Markets Fund           Total
                         ------------------------------    --------------------------------   Compensation
                          Seven-Months       Year Ended      Three-Months        Year Ended    from Fund
     Director            Ended 09/30/96       02/29/96      Ended 09/30/96        06/30/96*    Complex**
------------------       --------------      -----------    --------------       ----------   ------------
Jaye F. Dyer                  $906             $2,023            $125               $738         $67,700
Karol D. Emmerich              906              2,023             125                738          67,700
Luella G. Goldberg             938              2,046             125                761          70,700
George Latimer                 875              2,000             125                714          64,700
David T. Bennett                 0                  0               0                714          61,700
David A. Hughey                  0                  0               0                  0               0

--------------------
*  Includes compensation received from Hercules Latin American Value Fund.
** Currently consists of 20 open-end and closed-end investment companies managed by the Adviser, including the Company. During the
   1995 calendar year, the Fund Complex consisted of up to 27 such investment companies, managed by the Adviser or an affiliate of the Adviser, several of which were merged or consolidated during the year. Each director included in the table serves on the board of each such open-end and closed-end investment company.

                    INVESTMENT ADVISORY AND OTHER SERVICES
                    --------------------------------------

GENERAL

     The investment adviser for the Funds is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor"), acts as the Funds' distributor. The Sub-Adviser for the Funds is Edinburgh Fund Managers plc (the "Sub-Adviser"). Each of the Adviser and Sub-Adviser acts as such pursuant to written agreements which are periodically approved by the directors or the shareholders of the Funds. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804. The address of the Sub-Adviser is Donaldson House, 97 Haymarket Terrace, Edinburgh, Scotland, EH12 5HD.

CONTROL OF THE ADVISER, THE SUB-ADVISER AND THE DISTRIBUTOR

     The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The Sub-Adviser is a public limited company incorporated in 1969. The British Investment Trust plc, a Scottish closed-end investment company, for which the Sub-Adviser serves as investment manager and adviser, is a controlling shareholder of the Sub-Adviser.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     The Adviser acts as the investment adviser of the Funds under an Investment Advisory and Management Agreement which has been approved by the Board of Directors (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Company) and the shareholders of the Funds.

     The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. The agreement may be terminated with respect to a particular Fund at any time by a vote of the holders of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the Adviser. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of either Fund approves the agreement, the agreement shall continue in effect with respect to such approving Fund whether or not the shareholders of the other Fund approve the agreement.

     Pursuant to the Investment Advisory and Management Agreement, Pacific-European Fund pays the Adviser monthly advisory fees as set forth in the prospectus. Adjustments to the Basic Fee are made by comparison of Pacific-European Fund's investment performance for the applicable period with the investment record of the EAFE Index. The Basic Fee for each month may be increased or decreased by up to .25% (on an annualized basis) of the Fund's average daily net assets depending upon the extent by which the Fund's performance varies from the EAFE Index over the applicable performance period. For each percentage point by which the investment performance of the Fund exceeds that of the EAFE Index for the applicable performance period, the Basic Fee is increased by .05% (on an annualized basis) of the Fund's average daily net assets, and for each percentage point amount by which the Fund underperforms the EAFE Index, the Basic Fee is decreased by .05% (on an annualized basis) of the Fund's average daily net assets. The maximum monthly increase for performance is 1/12 of .25% of the Fund's average daily net assets and will be payable if the investment performance of the Fund exceeds that of the EAFE Index by five or more percentage points for the performance period, and the maximum decrease for performance is 1/12 of .25% of the Fund's average daily net assets, which will occur if the Fund underperforms the EAFE Index by five or more percentage points for the performance period. For purposes of calculation of the performance adjustment, average daily net assets are equal to the Fund's average daily net assets during the month for which the calculation is being made. The advisory fees paid by Pacific-European Fund for the fiscal years ended February 28, 1994 and 1995 and February 29, 1996 and the seven-month fiscal period ended September 30, 1996 were $1,068,330, $1,731,719, $1,216,305 and $898,235, respectively.

     Pursuant to the Investment Advisory and Management Agreement, Emerging Markets Fund pays the Adviser a monthly advisory fee equal on an annual basis to 1.00% of average daily net assets. This fee is higher than fees paid by most other investment companies. Emerging Market Fund commenced operations on June 21, 1996, on which date it acquired the assets of Hercules Latin American Value Fund, which was also managed by the Adviser. The investment advisory fee paid by Hercules Latin American Value Fund under its investment advisory agreement with the Advisor was calculated at the same rate and in the same manner as the fee for Emerging Markets Fund. Advisory fees paid under such agreement for the fiscal period from November 9, 1993 (commencement of operations to June 30, 1994 (fiscal year end) and for the fiscal years ended June 30, 1995 and 1996 and the three-month fiscal period ended September 30, 1996 were $133,200, $280,401, $188,400, and $34,087, respectively.

     The Adviser and Sub-Adviser intend, although not required under the Investment Advisory and Management Agreement and Sub-Investment Advisory Agreement (discussed below), to reimburse Emerging Markets Fund for the amount, if any, by which the total operating and management expenses of such Fund (including the Adviser's compensation and amounts paid pursuant to the Company's Rule 12b-1 plan, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for the fiscal year exceed 2.00% of average daily net assets. This arrangement may be modified or discontinued at any time after the Fund's fiscal 1997 year end, at the Adviser's discretion.

     Under the Investment Advisory and Management Agreement, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the Board of Directors of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Funds.

     The same security may be suitable for both Funds and/or other funds or private accounts managed by the Adviser, the Sub-Adviser or their affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by a Fund and other funds or accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by that Fund or the size of the position obtainable or able to be sold by that Fund.

SUB-ADVISORY AGREEMENT

     The Adviser has entered into Sub-Investment Advisory Agreements with respect to each Fund. Under such agreements, the Sub-Adviser is responsible for the investment and reinvestment of the respective Fund's assets and the placement of brokerage transactions in connection therewith. For its services to Pacific-European Fund, the Sub-Adviser is paid a fee by the Adviser, payable over the same time periods and calculated in the same manner as the Adviser's fee, equal to 65% of the Adviser's Basic Fee plus or minus 90% of the performance fee adjustment. For its services to Emerging Markets Fund, the Sub-Adviser is paid a monthly fee by the Adviser equal to .50% of the Fund's average daily net assets. For each Fund, the fee received by the Sub-Adviser will be reduced by a portion of the excess, if any, of certain of such Fund's annual expenses over the expense limitations set by California law, as described above, and any other applicable state expense limitations. The Sub-Adviser's fee shall be reduced by an amount which bears the same ratio to the fee reductions absorbed by the Adviser under the Investment Advisory and Management Agreement as the sub-advisory fees which the Sub-Adviser would otherwise be entitled to receive bear to the advisory fees which the Adviser would be entitled to receive had such Fund not exceeded state expense limitations.

     The Adviser and Sub-Adviser also have entered into an Expense Reimbursement Agreement pursuant to which the Sub-Adviser pays the Adviser a monthly fee equal to 10% of the Basic Fee to reimburse the Adviser for certain expenses it bears in connection with the administration of Pacific-European Fund.

     The fees paid by the Adviser to the Sub-Adviser for Pacific-European Fund (such amounts are payable out of the advisory fees received by the Adviser for the same periods and are not in addition to such amounts) for the fiscal years ended February 28, 1994 and 1995 and February 29, 1996 and the seven-month fiscal period ended September 30, 1996 were $691,438, $1,149,751, $706,276 and
$570,444, respectively. In addition, for the fiscal year ended February 29, 1996 and the seven-month fiscal period ended September 30, 1996, the Sub-Adviser paid $155,359 and $95,187, respectively, to the Adviser under the Expense Reimbursement Agreement.

     Bankers Trust ("Bankers Trust") Company, a New York banking corporation and a wholly owned subsidiary of Bankers Trust New York Corporation, acted as the Sub-Adviser to Hercules Latin American Value Fund prior to its acquisition by Emerging Markets Fund. Bankers Trust was paid monthly compensation, over the same time periods and calculated in the same manner as the investment advisory fee, of .50% of net assets of such Fund. Fees paid by the Adviser to Bankers Trust for the fiscal period from November 9, 1993 (commencement of operations) to June 30, 1994 and the fiscal years ended June 30, 1995 and 1996 were $66,600, $140,200 and $92,822.

     From the commencement of operations of Emerging Markets Fund on June 22, 1996 through June 30, 1996, the Adviser paid the Sub-Adviser fees of $1,378. For the three-month fiscal period ended September 30, 1996, fees paid by the Adviser to the Sub-Adviser for Emerging Markets Fund were $17,044.

     Each Sub-Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, each Sub-Investment Advisory Agreement is terminable at any time, without penalty, by the Board of Directors on 60 days' written notice to the Adviser and the Sub-Adviser or by a vote of the holders of a majority of the outstanding shares of the respective Fund. Unless sooner terminated, each Sub-Investment Advisory Agreement shall continue in effect until two years from the date of its execution and thereafter from year to year provided it is specifically approved at least annually by either the Board of Directors or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the respective Fund, provided that, in either event, such continuance is also approved by a vote of a majority of the Directors who are not parties to such Sub-Investment Advisory Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

EXPENSES

     The expenses of each Fund are deducted from their income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, distribution expenses pursuant to the Fund's Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser under the Investment Advisory and Management Agreement. Any general expenses of the Company that are not readily identifiable as belonging to either Fund will be allocated between each Fund based upon the relative net assets of each Fund at the time such expenses were incurred.

DISTRIBUTION PLAN

     Rule 12b-1(b) under the 1940 Act provides that any payments made by the Funds in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing.

     Rule 12b-1(b)(1) requires that such plan be approved by a majority of a Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the Directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

          (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;

          (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

          (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of a Fund.

     Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

     Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that each Fund's Rule 12b-1 plan ("Distribution Plan") will benefit such Fund and its shareholders.

     Pursuant to the provisions of their respective Distribution Plans, each Fund pays a quarterly fee to the Distributor for servicing of the Fund's shareholder accounts and providing distribution-related services to the Funds. With respect to the Class A shares of Pacific-European Fund, the Distributor is reimbursed quarterly for its actual expenses in an amount not to exceed, on an annual basis, .50% of the average daily net attributable to Class A shares. In the event expenses for the Class A shares of Pacific-European Fund for any one year exceed the maximum reimbursable under the Plan, such expenses may not be carried forward to the following year. With respect to the Class B shares of Pacific-European Fund, the Distributor is paid a fee which is equal, on an annual basis, to 1.00% of the average daily net assets attributable to Class B shares. With respect to Emerging Markets Fund, the Fund pays a monthly fee to the Distributor equal, on an annual basis, to .50% of the Fund's average daily net assets attributable to Class A shares and 1.00% of the Fund's average daily net assets attributable to Class B shares.

     As described in the relevant Prospectus, a portion of each Fund's total fee is paid as a distribution fee and will be used by the Distributor to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of such Fund ("Distribution Expenses"), and a portion of the fee is paid as a shareholder servicing fee and will be used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to such Fund ("Shareholder Servicing Costs"). Distribution Expenses under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to Investment Executives of the Distributor and to other broker-dealers; interest expenses; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares. Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative services not otherwise required to be provided by the Funds' Adviser or transfer agent.

     Amounts paid by Pacific-European Fund under its Distribution Plan for the fiscal years ended February 28, 1994 and 1995 and February 29, 1996 and for the seven-month fiscal period ended September 30, 1996, were $323,166, $476,639, $514,242 and $311,253, respectively. There were no Class B shares outstanding during such periods. During these periods, the Distributor voluntarily agreed to limit amounts paid under the Plan to annual rates of .30%, .28%, .32% and .31% of average daily net assets for fiscal years 1994, 1995 and 1996 and the seven-month fiscal period ended September 30, 1996, respectively. Of the Rule 12b-1 fees paid for the fiscal year ended February 29, 1996, the Distributor used $489,784 for compensation to underwriters (fees to investment executives) and $24,458 for advertising. Of the Rule 12b-1 fees paid for the seven-month fiscal period ended September 30, 1996, the Distributor used $301,213 for compensation to underwriters (fees to investment executives) and $10,040 for advertising.

     The amount paid by Emerging Markets Fund under its Distribution Plan for the three-month fiscal period ended September 30, 1996, was $10,567. There were no Class B shares outstanding during such period. During this period, the Distributor voluntarily agreed to limit amounts paid under the Plan to an annual rate of .31% of average daily net assets. Of the Rule 12b-1 fees paid for the three-month fiscal period ended September 30, 1996, the Distributor used $10,226 for compensation to underwriters (fees to investment executives) and $341 for advertising, printing and mailing of prospectuses to other than current shareholders.

     Prior to its acquisition by Emerging Markets Fund on June 21, 1996, Hercules Latin American Value Fund had a Rule 12b-1 Plan under which the Fund paid a monthly fee to the Distributor at the annual rate of up to .70% of the Fund's average daily net assets in order to reimburse the Distributor for actual expenses incurred in the distribution and promotion of the Fund's shares. Rule 12b-1 fees incurred by Hercules Latin American Value Fund for the fiscal period from November 9, 1993 (commencement of operations) to June 30, 1994 and the fiscal years ended June 30, 1995 and 1996 were $93,240, $196,280 and $131,002, respectively. However, the reimbursement was voluntarily limited to .50% per annum of average daily net assets during each of these fiscal periods. The amounts actually paid by the Fund were $66,600 for fiscal 1994, $140,200 for fiscal 1995 and $93,573 for fiscal 1996. The Distributor used all of the Rule 12b-1 fees paid for the fiscal year ended June 30, 1996, for compensation to underwriters (fees to investment executives).

UNDERWRITING AND DISTRIBUTION AGREEMENT

     Pursuant to an Underwriting and Distribution Agreement, the Distributor has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving fees pursuant to the Distribution Plan discussed above, the Distributor receives the initial sales charge on sales of Class A shares of the Funds and any contingent deferred sales charge imposed on redemptions of Class B shares of the Funds and redemption of certain Class A shares of the Funds that were not subject to an initial sales charge, as set forth in the respective Prospectus. The total underwriting commissions paid in connection with sales of Pacific-European Fund shares during the fiscal years ended February 28, 1994 and 1995 and February 29, 1996 and the seven-month fiscal period ended September 30, 1996 were $556,904, $459,632, $400,830 and $164,075, respectively, and the Distributor retained underwriting commissions of $323,004, $459,632, $400,766 and $163,384, respectively. Prior to its acquisition by Emerging Markets Fund on June 21, 1996, Hercules Latin American Value Fund did not charge an initial sales charge, and therefore, no underwriting commissions were paid in prior fiscal periods. The total underwriting commissions paid in connection with sales of Emerging Markets Fund during the three-month fiscal period ended September 30, 1996 were $23,154, all of which was retained by the Distributor.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Company, maintains certain omnibus shareholder accounts for each Fund. Each such omnibus account represents the accounts of a number of individual shareholders of a Fund. The Company has entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company ("Piper Trust"), pursuant to which they provide certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts held at the Distributor or Piper Trust, as applicable. Pursuant to such Agreements, the Distributor and Piper Trust have agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the respective underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor and Piper Trust are paid annual fees of $6.00 per active shareholder account (defined as an account that has a balance of shares) and $1.60 per closed account (defined as an account that does not have a balance of shares, but has had activity within the past 12 months). Such fees are payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fees cover all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Under such Agreements, Pacific-European Fund paid $120,739 and $57,518 to the Distributor and $15,139 and $11,252 to Piper Trust for the fiscal year ended February 29, 1996 and the seven-month fiscal period ended September 30, 1996 and Emerging Markets Fund paid $6,431 to the Distributor and $0 to Piper Trust during the three-month fiscal period ended September 30, 1996. Hercules Latin American Value Fund was not a party to similar agreements with the Distributor and Piper Trust.

              PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE
              --------------------------------------------------

     Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, commissions are negotiated whereas on many foreign stock exchanges, commissions are fixed, often at levels higher than those available in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission but the price usually includes a commission paid by the issuer to the underwriters. Commissions are paid with respect to the purchase of certain other securities in which the Funds may invest, and with respect to options on securities, futures contracts and options on futures contracts purchased by the Funds. Subject to the general supervision of the Directors of the Company, the Adviser and the Sub-Adviser are responsible for the investment decisions and the placing of the orders for portfolio transactions for the Funds.

     The Funds have no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. The Funds do not purchase securities from, or sell securities to, the Adviser, the Sub-Adviser or their respective affiliates acting as principal. In placing orders, it is the policy of the Funds to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker-dealer, the Adviser or the Sub-Adviser may, in their discretion, purchase and sell securities through broker-dealers who provide research, statistical and other information to the Adviser or the Sub-Adviser, as the case may be. The Funds will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Adviser or Sub-Adviser than would be the case if no weight were given by the Adviser or Sub-Adviser, as the case may be, to the dealer's furnishing of such services.

     The supplemental information received from a broker-dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and by the Sub-Adviser under the respective Sub-Advisory Agreement, and the expenses of the Adviser and/or the Sub-Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking the best price and execution, the Funds may consider sales of shares of the Funds as a factor in the selection of broker-dealers to enter into portfolio transactions with the Funds.

     The investment information provided to the Adviser or the Sub-Adviser, as the case may be, is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's or the Sub-Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Funds effect securities transactions are used by the Adviser or the Sub-Adviser in carrying out its investment management responsibilities with respect to all its client accounts, but not all such services may be used by the Adviser or the Sub-Adviser in connection with the Funds.

     Certain other clients of the Adviser and/or the Sub-Adviser may have investment objectives and policies similar to those of the Funds. The Adviser and/or the Sub-Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. ("Security" is defined for these purposes to include options, futures contracts and options on futures contracts.) If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse affect on price or quantity. In addition, it is possible that the number of options or futures transactions that a Fund may enter into may be affected by options or futures transactions entered into by other investment advisory clients of the Adviser. It is the policy of the Adviser and the Sub-Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser or the Sub-Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser or Sub-Adviser (including the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

     Transactions in securities, options on securities, futures contracts and options on futures contracts may be effected through Piper Jaffray Inc. if the commissions, fees or other remuneration received by Piper Jaffray Inc. are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options thereon being purchased or sold on an exchange or contract market during a comparable period of time. In effecting portfolio transactions through Piper Jaffray Inc., the Funds intend to comply with Section 17(e)(1) of the 1940 Act.

     Pacific-European Fund paid brokerage commissions for the fiscal years ended February 28, 1994 and 1995 and February 29, 1996 and the seven-month fiscal period ended September 30, 1996 of $735,400, $683,910, $940,635 and $557,103,
respectively. No commissions were paid to affiliates of the Fund, the Adviser or the Sub-Adviser, or to affiliates of such affiliates during such periods. Emerging Markets Fund paid brokerage commissions for the fiscal period from November 9, 1993 (commencement of operations) to June 30, 1994 and the fiscal years ended June 30, 1995 and 1996 and the three-month fiscal period ended September 30, 1996 of $160,209, $217,281, $185,521 and $1,424, respectively. Of such amounts, $4,208, $10,523, $0 and $0, respectively, were paid to affiliated brokers which was equal to 3%, 4.84%, 0% and 0%, respectively, of total brokerage commissions. The total dollar amount of transactions involving commissions paid to an affiliate were $1,661,720 (3%), $3,105,766 (6.28%), $0 and $0, respectively.

     From time to time the Funds may acquire the securities of their regular brokers or dealers or affiliates of such brokers or dealers. During the fiscal year ended June 30, 1996 and the three-month fiscal period ended September 30, 1996 no such securities were acquired by Emerging Markets Fund and during the fiscal year ended February 29, 1996 and the seven-month fiscal period ended September 30, 1996, no such securities were acquired by Pacific-European Fund, respectively.

OPTION TRADING LIMITS

     The writing by the Funds of options on securities will be subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Funds may write may be affected by options written by other investment companies managed by and other investment advisory clients of the Adviser and the Sub-Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                     CAPITAL STOCK AND OWNERSHIP OF SHARES
                     -------------------------------------

     Each Fund's shares constitute a separate series of the Company's common stock. The assets received by the Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series shall be allocated among the series based upon the relative net assets of the series at the time such expenses were accrued.

     As of January ___________ , 1997, no shareholder owned of record or was known by the Funds to own beneficially 5% or more of the outstanding shares of either Fund except as follows: ________________________________________________.
The directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Fund as of such date. All of the foregoing ownership information relates to the Class A shares of the Funds. There were no Class B or Class Y shares outstanding as of such date.

                   NET ASSET VALUE AND PUBLIC OFFERING PRICE
                   -----------------------------------------

     The method for determining the public offering price of Fund shares is summarized in the prospectus in the text following the headings "How to Purchase Shares -- Public Offering Price" and "Valuation of Shares." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

     The portfolio securities in which the Funds invest fluctuate in value, and hence the net asset value per share of the Funds also fluctuates. On September 30, 1996, the net asset values per Class A share of each Fund were calculated as follows:

                             Pacific-European Fund
                             ---------------------

       Net Assets ($172,453,670)          =  Net Asset Value Per Share ($12.94)
       -------------------------------
       Shares Outstanding (13,329,471)

                             Emerging Markets Fund
                             ---------------------

       Net Assets ($13,771,898)           =  Net Asset Value Per Share ($8.85)
       ------------------------------
       Shares Outstanding (1,555,403)

     There were no Class B or Class Y shares outstanding as of September 30, 1996.

                            PERFORMANCE COMPARISONS
                            -----------------------

     Advertisements and other sales literature for the Funds may refer to "average annual total return" and "cumulative total return."

     Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)/n/ = ERV
           Where: P    =       a hypothetical initial payment of $1,000;
                  T    =       average annual total return;
                  n    =       number of years; and
                  ERV  =       ending redeemable value at the end of the period
                               of a hypothetical $1,000 payment made at the
                               beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The following table sets forth the average annual total returns for the Class A shares of each Fund for various periods ended September 30, 1996. There were no Class B or Class Y shares of the Funds outstanding during such periods.


                               Average Annual Total Returns
                               ----------------------------
                             1 Year   5 Years   Since Inception
                             -------  --------  ----------------

Pacific-European Fund          0.75%     9.05%       5.73%  *
Emerging Markets Fund ***     16.52%      N/A       (5.44)% **

--------------------
*   Inception date:  4/27/90
**  Inception date:  11/9/93
*** Results are based on historical performance of Hercules Latin American Value
    Fund, but deduct the 4% maximum sales charge applicable to Emerging Markets Fund.

     The Adviser has waived or paid certain expenses of the Funds, thereby increasing total return and yield. These expenses may or may not waived or paid in the future in the Adviser's discretion. Absent any voluntary expense payments or waivers, the average annual total returns for the Class A shares of the Funds for one year, five years and since inception for the period ended September 30, 1996, for the Funds would have been:

                                Average Annual Total Returns
                                ----------------------------
                             (absent voluntary expense waivers)
                             1 Year   5 Years   Since Inception
                             -------  --------  ----------------
Pacific-European Fund          0.59%     8.83%         5.56% *
Emerging Markets Fund ***     14.67%      N/A         (6.90)%**

--------------------
*   Inception date:  4/27/90
**  Inception date:  11/9/93
*** Results are based on historical performance of Hercules Latin American Value
    Fund, but deduct the 4% maximum sales charge applicable to Emerging Markets Fund.

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              CTR = (/ERV-P/) 100
                                     -------
                                    /   P  /

          Where:   CTR     Cumulative total return;
                   ERV     ending redeemable value at the end of the period of a
                           hypothetical $1,000 payment made at the beginning of
                           such period; and
                   P       initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the

Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The following table sets forth the cumulative total returns for the Class A shares of the Funds for the periods from inception to September 30, 1996. There were no Class B or Class Y shares of the Funds outstanding during such periods.

                                                       Cumulative Total Returns
                                  Cumulative             (absent voluntary
                                 Total Returns            expense waivers)
                                 -------------         ------------------------
     Pacific-European Fund          43.07%                       41.63 %
     (inception date:  4/27/90)
     Emerging Markets Fund *       (14.94)%                     (18.69)%
     (inception date:  11/9/93)

--------------------
* Results are based on historical performance of Hercules Latin American Value Fund, but deduct the 4% maximum sales charge applicable to Emerging Markets Fund.

     In addition to advertising total return, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. Performance information for the Funds also may be compared to various unmanaged indices. Unmanaged indices do not reflect deductions for administrative and management costs and expenses. The Funds may also include in advertisements and communications to Fund shareholders evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Institutional Investor, Investor's Daily, Money, Kiplinger's Personal Finance Magazine, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

                              PURCHASE OF SHARES
                              ------------------

     An investor may qualify for a reduced sales charge on Class A shares by signing a nonbinding Letter of Intent stating the investor's intention to invest within a 13-month period, beginning not earlier than 90 days prior to the date of execution of the Letter, a specified amount which, if made at one time, would qualify for a reduced sales charge. Reinvested dividends will be treated as purchases of additional Class A shares. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, IFTC will hold shares representing 5% of the amount that the investor intends to invest during the 13-month period in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. Dividends on the escrowed shares will be paid to the shareholder. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased within the 13-month period, the investor will be required to pay, either in cash or by liquidating escrowed shares, an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time.

                             REDEMPTION OF SHARES
                             --------------------

GENERAL

     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

     Shareholders who purchased Fund shares through a broker-dealer other than the Distributor may redeem such shares either by oral request to such broker-dealer or by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

REINSTATEMENT PRIVILEGE

     A shareholder who has redeemed Class A shares of a Fund may reinvest all or part of the redemption proceeds in Class A shares of any fund managed by the Adviser within 30 days without payment of an additional sales charge. If the shareholder paid a contingent deferred sales charge ("CDSC") in connection with such redemption of Class A shares, the Distributor will refund a proportional amount of such CDSC. Similarly, a shareholder who has redeemed Class B shares of a Fund may reinvest all or a part of the redemption proceeds in the Class B shares of any fund managed by the Adviser within 30 days of such redemption and the Distributor will refund a proportional amount of the CDSC paid on such redemption. Such refund will be based upon the ratio of the net asset value of shares purchased in the reinvestment to the net asset value of shares redeemed. Reinvestments will be allowed at net asset value (without the payment of an initial charge in the case of Class A shares), irrespective of the amounts of the reinvestment, but shall be subject to the same pro rata CDSC that was applicable to the earlier investment; however, the period during which the CDSC shall apply on the newly issued shares shall be the period applicable to the redeemed shares extended by the number of days between the redemption and the reinvestment dates (inclusive).

SYSTEMATIC WITHDRAWAL PLAN

     To establish a Systematic Withdrawal Plan for a Fund and receive regular periodic payments, an account must have a value of $5,000 or more ($2 million or more in the case of Class Y shares). A request to establish a Systematic Withdrawal Plan must be submitted in writing to an investor's Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that may be withdrawn each period is $100. (This is merely the minimum amount allowed and should not be interpreted as a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares of the same Class at net asset value. To provide funds for payment, the appropriate Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. Redemption of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     A confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in the account will be sent. The plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. The amount and schedule of withdrawal payments may be changed or suspended by giving written notice to your Piper

Jaffray Investment Executive or other broker-dealer at least seven business days prior to the end of the month preceding a scheduled payment.

                                   TAXATION
                                   --------
GENERAL

     Each Fund qualified during its last taxable year and intends to qualify in the future as a regulated investment company for federal income tax purposes.
In order to so qualify, a Fund must meet certain requirements imposed by the Code as to the sources of the Fund's income and the diversification of the Fund's assets. A Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities (including, but not limited to, gains from options, futures or forward contracts); (b) generally derive in each taxable year less than 30% of its gross income from gains from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by (A) cash, United States government securities or securities of other regulated investment companies, and
(B) other securities that, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets or more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any issuer (other than United States government securities or the securities of other regulated investment companies) or two or more issuers controlled by the Fund and determined to be engaged in the same trade or business.

     If a Fund qualifies as a regulated investment company and satisfies a minimum distribution requirement, the Fund will not be subject to federal income tax on income and gains to the extent that it distributes such income and gains to its shareholders. The minimum distribution requirement is satisfied if a Fund distributes at least 90% of its net investment income (including tax-exempt interest and net short-term capital gains) for the taxable year. Although each Fund intends to satisfy the above minimum distribution requirement, it may elect to retain its remaining net investment income. A Fund would be subject to corporate tax (at rates up to 35%) on any undistributed income. In addition, a Fund may in the future decide to retain all or a portion of its net capital gain, as described under "Federal Tax Treatment of Shareholders -- Distributions to Shareholders," below.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent that it does not distribute by the end of each calendar year (or is not subjected to regular corporate tax in such year on) an amount equal to the sum of (a) 98% of the Fund's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of each year; and (c) the undistributed income and gains from the preceding years (if any).

FEDERAL TAX TREATMENT OF SHAREHOLDERS

     Distributions to Shareholders. Distributions to shareholders attributable to a Fund's net investment income (including interest income and net short-term capital gains) are taxable as ordinary income whether paid in cash or reinvested in additional shares of the Fund. It is not anticipated that any of the Funds' distributions will qualify for the dividends received deduction for corporate shareholders.

     Distributions of any net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, if any) that are designated as capital gain dividends are taxable as long-term capital gains, whether paid in cash or additional shares of a Fund, regardless of how long the shares have been held.

     Each Fund may elect to retain all or a portion of its net capital gain and be taxed at the corporate tax rate for such capital gains, which is currently 35%. In such event, the Fund would most likely make an election that would require each shareholder of record on the last day of the Fund's taxable year to include in income for tax purposes his proportionate share of the Fund's undistributed net capital gain. If such an election is made, each shareholder would be entitled to credit his proportionate share of the tax paid by a Fund against his federal income tax liabilities and to claim refunds to the extent that the credit exceeds such liabilities. In addition, the shareholder would be entitled to increase the basis of his shares for federal tax purposes by an amount equal to 65% of his proportionate share of the undistributed net capital gain.

     Dividends and distributions by each Fund are generally taxable to the shareholders at the time the dividend or distribution is made (even if reinvested in additional shares of the Fund). However, any dividend declared by a Fund in October, November or December of any calendar year which is payable to shareholders of record on a specified date in such a month will be treated as received by the shareholders on December 31 of such year if the dividend is paid during January of the following year. The realization by a Fund of original issue or market discount will increase the investment income of such Fund and the amount required to be distributed.

     Foreign Tax Credit Election.   Each Fund may be subject to taxes on its
income imposed by foreign countries. If at the end of a Fund's fiscal year more than 50% of its total assets consist of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such foreign taxes as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes.

     Sale of Shares. In general, if a share of common stock is sold or exchanged, the seller will recognize gain or loss equal to the difference between the amount realized in the sale or exchange and the seller's adjusted basis in the share of common stock. Any gain or loss realized upon a sale or exchange of shares of common stock will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Further, if such shares are held for six months or less, loss realized by a shareholder will be treated as long-term capital loss to the extent of the total of any capital gain dividend received by the shareholder. In addition, any loss realized on a sale or exchange of shares of common stock will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Backup Withholding. Each Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

     Other Taxes. Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation.

     Foreign Shareholders. The foregoing discussion relates solely to United States federal income tax law as applicable to "U.S. persons,"i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Shareholders who are not U.S. persons should consult their tax advisers regarding the U.S. and non-U.S. tax consequences of ownership of shares of the Funds, including the fact that such a shareholder may be subject to U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income from U.S. sources, including ordinary dividends paid by the Funds.

CONSEQUENCES OF CERTAIN FUND INVESTMENTS

     The Funds engage in various hedging transactions. Under various provisions of the Code, the result of such transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. The extent to which a Fund may be able to use such hedging techniques may be limited by the requirement that generally less than 30% of a Fund's gross income consist of gains from the sale or disposition of certain assets held for less than three months.

     Under Section 988 of the Code, all or a portion of gains and losses from certain transactions is treated as ordinary income or loss. These rules generally apply to transactions in certain securities denominated in foreign currencies, forward contracts in foreign currencies, futures contracts in foreign currencies that are not "regulated futures contracts," certain unlisted options and foreign currency swaps. The rules under Section 988 may also affect the timing of income recognized by the Fund.

     Each Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company ("PFIC"). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income. The Funds have no current intention to invest in PFICs.

                              GENERAL INFORMATION
                              -------------------

     Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the 1933 Act or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

                             FINANCIAL STATEMENTS
                             --------------------

     The audited financial statements of Pacific-European Fund and Emerging Markets Fund dated September 30, 1996, as set forth in the Funds' Annual Report, are incorporated by reference into this Statement of Additional Information.
The audited financial statements are provided in reliance on the report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Funds, given on the authority of such firm as experts in accounting and auditing.

                               PENDING LITIGATION
                               ------------------

     Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. On February 13, 1996, a Settlement Agreement became effective for the consolidated class action lawsuit, titled In Re: Piper Funds Inc. Institutional Government
Income Portfolio Litigation.   The Amended Consolidated Class Action Complaint
was filed on October 5, 1994, in the United States District Court, District of Minnesota, against Institutional Government Income Portfolio (a series of Piper Funds Inc.), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler, and had alleged the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. The Settlement Agreement will provide approximately $67.5 million, together with interest earned, less certain disbursements and attorney fees, to class members in payments scheduled over approximately three years. Such payments will be made by Piper Jaffray Companies Inc. and the Adviser and will not be an obligation of Piper Funds Inc.

     Two additional complaints relating to the Institutional Government Income Portfolio remain pending. These complaints were brought by investors who requested exclusion from the settlement class and are based on claims similar to those asserted in the consolidated Class Action complaint. The first pending complaint was brought on April 11, 1995, and filed in the Minnesota State District Court, Hennepin County. This action was removed to United States District Court, District of Minnesota. The plaintiff, Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust, sued individually and not on behalf of any putative class. Defendants are the Distributor, Piper Funds Inc., Morton Silverman and Worth Bruntjen. A second pending complaint relating to the Institutional Government Income Portfolio was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County by Beverly Muth against the Distributor and Teresa L. Darnielle. In addition to the above complaints, a number of actions have been commenced in arbitration by some of individual investors who requested exclusion from the settlement class in the In
Re: Piper Funds Inc. action.

     A complaint was filed by Herman D. Gordon on October 20, 1994, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc., Benjamin Rinkey, Jeffrey Griffin, Charles N. Hayssen and Edward J. Kohler. A second complaint was filed by Frank Donio, I.R.A. and other plaintiffs on April 14, 1995, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Inc.--1997, American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.- -1999, the Adviser, the Distributor, Piper Jaffray Companies Inc. and certain associated individuals. Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995 and by Order dated June 8, 1995, the Court consolidated the two putative class actions. The consolidated amended complaint, which purports to be a class action, alleges certain violations of federal and state securities laws, breach of fiduciary duty and negligent misrepresentation. On August 23, 1996, the Court granted final approval to the parties' agreement to settle all outstanding claims of the purported class action. The Effective Date of the Settlement Agreement was September 23, 1996. The Settlement Agreement provides for $14 million in principal payments consisting of $500,000 which was paid upon the Court's preliminary approval, $1.5 million which was paid on the Effective Date of the Settlement Agreement, and payments of $3 million on each anniversary of the Effective Date for the next four years, with accrued interest payments of up to $1.8 million.

     Two additional complaints relating to the American Adjustable Rate Term Trusts, which are based on claims similar to those asserted in the Gordon/Donio Consolidated Complaint, remain pending. The first of these additional complaints was filed against the Distributor on August 11, 1995 in Washington State District Court, King County, by plaintiff Ernest Volinn. The second complaint was filed against the Distributor on November 1, 1995 in the United States District Court, District of Idaho, by plaintiff Ewing Company Profit Sharing Plan. In addition to the above complaints, a number of actions have been commenced in arbitration by individual investors in the American Adjustable Rate Term Trusts.

     A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. -- II ("BSP"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc. ("OIF"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. On September 7, 1995, Christian Fellowship Foundation Peace United Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc. ("AAF"), American Government Income Fund Inc. ("AGF"), American Government Term Trust, Inc., American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III ("CSP"), American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., the Distributor, the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. Plaintiffs filed a second amended complaint on February 5, 1996 and a third amended complaint on June 4, 1996. The third amended third complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company. The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington

Consumer Protection Act. The named plaintiffs and defendants have reached an agreement-in-principle on a proposed settlement. If approved by the Court, a settlement agreement consistent with the terms of the agreement-in-principle would provide $15.5 million to class members in payments by Piper Jaffray Companies Inc. and the Adviser over the next four years. The settlement also includes an agreement that each of OIF, AAF, and AGF would offer to repurchase up to 25% of their outstanding shares from current shareholders at net asset value. If the discounts between net asset value and market price of these funds do not decrease to 5% or less within approximately two years after the effective date of the settlement, the fund boards may submit shareholder proposals to convert these funds to an open-end format. Finally, the agreement stipulates that each of ASP, BSP, CSP and SLA would offer to repurchase up to 10% of their outstanding shares from current shareholders at net asset value.

     Four additional complaints are pending which involve the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action and are based on claims similar to that action. The first additional complaint was filed against the Distributor and Richard Tallent in Montana State District Court, Silver Bow County on November 1, 1995 by plaintiff John Darlington. The second complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Kenneth Schneider. The third complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Margaret Nagel. The fourth complaint was filed against the Distributor on August 7, 1996 by plaintiff Kenneth Gennerman as Trustee of the Nicole Bowlin Trust in Wisconsin Circuit Court, Waukesha County. In addition to the above complaints, a number of arbitrations have been commenced by individual investors in the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action.

     Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13,

1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds, The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William
M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation. The named plaintiff and defendants have reached an agreement-in-principle on a proposed settlement. If approved by the Court and a sufficiently large percentage of the putative class members, a settlement agreement consistent with the terms of the agreement-in-principle would provide to class members up to a total of $1.5 million collectively from The Managers Funds, L.P. and the Adviser on the effective date of the settlement. A third complaint relating to both the Managers Intermediate Mortgage Fund and the Managers Short Government Fund was filed on October 26, 1995 in Connecticut State Superior Court, Stamford/Norwalk District. The complaint was filed by First Commercial Trust Company, N.A. against the Managers Funds, Managers Short Government Fund, Managers Intermediate Mortgage Fund, Managers Short and Intermediate Bond Fund, The Managers Funds, L.P., EAIMC Holdings Corporation, Evaluation Associates Holding Corporation, EAI Partners, L.P., Evaluation Associates, Inc., Robert P. Watson, William W. Graulty, Madeline H. McWhinney, Steven J. Paggioli, Thomas R. Schneeweis, William J. Crerend, the Adviser, Piper Jaffray Companies Inc., Worth Bruntjen, Standish, Ayer & Wood, Inc., TCW Funds Managements, Inc., and TCW Management Company. The complaint alleges claims under Connecticut common law and violation of the Connecticut Securities Act and the Connecticut Unfair and Deceptive Trade Practices Act.

     The Adviser and Distributor do not believe that the settlements described above, or any of the above lawsuits and arbitrations, will have a material adverse effect upon their ability to pe rform under their agreements with the Company, and they intend to defend the remaining lawsuits vigorously.

                                   APPENDIX A
                      CORPORATE BOND, PREFERRED STOCK AND
                            COMMERCIAL PAPER RATINGS

Commercial Paper Ratings
------------------------

     Standard & Poor's Ratings Services. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

     Moody's Investors Service, Inc. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime-1 Superior capacity for repayment of short-term promissory obligations

     Prime-2 Strong capacity for repayment of short-term promissory obligations

     Prime-3 Acceptable capacity for repayment of short-term promissory obligations

Corporate Bond Ratings
----------------------

     Standard & Poor's Ratings Services.   Standard & Poor's ratings for
corporate bonds have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Moody's Investors Service, Inc. Moody's ratings for corporate bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Preferred Stock Rating
----------------------

     Standard & Poor's Ratings Services. Standard & Poor's ratings for preferred stock have the following definitions:

     An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

     An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

     Moody's Investors Service, Inc. Moody's ratings for preferred stock include the following:

     An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

          An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                                   APPENDIX B
                       GENERAL CHARACTERISTICS AND RISKS
                             OF OPTIONS AND FUTURES

OPTIONS ON SECURITIES

     The Funds may write covered put and call options and purchase put and call options on the securities in which it may invest that are traded on U.S. and foreign securities exchanges and in over-the-counter markets.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     The Funds may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Funds may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

FUTURES CONTRACTS

     The Funds may, for hedging purposes, enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on securities or financial indices including any index of the types of securities in which the Fund may invest. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     At the same time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day a Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by Management may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although Management will only enter into futures contracts if it believes that use of such contracts will benefit a Fund, if Management's investment judgment about the general direction of securities prices is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of a decrease in securities prices which would adversely affect the price of securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

     The Funds may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against an anticipated increase in securities prices.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of a decline in securities prices.

     The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Funds' ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to many types of securities in which the Funds invest are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Taxation--Consequences of Certain Fund Investments."

ADDITIONAL RISKS OF OPTIONS ON SECURITIES AND OPTIONS ON FUTURES CONTRACTS

     Options on securities may be traded over-the-counter. In an over-the-counter trading environment, much of the protection afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of its initial investment, due to the margin requirements associated with such positions.

     In addition, options on securities, futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors;
(b) lesser availability than in the United States of data on which to make trading decisions; (c) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (e) lesser trading volume.

FUTURE DEVELOPMENTS

     The Funds may, following written notice thereof to its shareholders, take advantage of opportunities in the area of options and futures contracts and options on futures contracts which are not currently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for a Fund. Such opportunities, if they arise, may involve risks which exceed those involved in the options and futures activities described above.

                                    PART C

                            PIPER GLOBAL FUNDS INC.

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
-------------------------------------------

(a) Audited financial statements are incorporated by reference to the Registrant's Annual Report for the seven-months ended September 30, 1996 for Pacific-European Fund and the three-months ended September 30, 1996 for Emerging Markets Growth Fund.

(b)  Exhibits:

     1.1  Articles of Incorporation (2)
     1.2  Articles of Amendment to Articles of Incorporation (4)
     1.3  Certificate of Designation of Series B (5)
     1.4 Certificate of Designation of Class B of Series A and B and Class Y of Series A (8)
     2.1  Amended and Restated Bylaws (4)
     2.2  Amendment to the Bylaws (7/6/95) (5)
     2.3  Amendment to the Amended and Restated Bylaws (4/8/96) (5)
     3.   Not applicable
     4.   Not applicable
     5.1  Investment Advisory and Management Agreement (4)
     5.2  Supplement to Investment Advisory and Management Agreement (5)
     5.3  Sub-Investment Advisory Agreement (Series A) (4)
     5.4  Sub-Advisory Agreement (Series B) (5)
     6.1  Underwriting and Distribution Agreement (8)
     6.2  Distribution Agreement (8)
     7.   Not applicable
     8.1  Custody and Investment Accounting Agreement (6)
     9.1  Shareholder Account Servicing Agreement with Piper Trust Company (8)
     9.2  Shareholder Account Servicing Agreement with Piper Jaffray Inc. (8)
     10.1 Opinion and Consent of Dorsey & Whitney LLP with respect to
          Series B (5)
     10.2 Opinion and Consent of Dorsey & Whitney LLP with respect to Class B and Class Y of Series A and Class B of Series B (8)
     11.  Consent of KPMG Peat Marwick LLP (7)
     12.  Not applicable
     13.  Not applicable
     14.  Not applicable
     15.1 Plan of Distribution (Series A) (8)
     15.2 Plan of Distribution (Series B) (8)
     16.  Computation of Performance Quotations (1)
     17.  Power of Attorney (8)

------------------------------
(1)  Previously filed.

(2) Incorporated by reference to the Registrant's Registration Statement on Form N-2, filed February 16, 1990, File No. 33-33534.
(3) Incorporated by reference to Amendment No. 2 to the Registrant's Registration Statement on Form N-2, filed April 19, 1990,
     File No. 33-33534.
(4) Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A filed June 28, 1993.
(5) Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed July 1, 1996.
(6) Incorporated by reference to Registrant's Registration Statement on Form N-14 filed April 6, 1996.
(7) Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed October 28, 1996.
(8)  To be filed by amendment.

Item 25.  Persons Controlled by or Under Common Control with Registrant
-----------------------------------------------------------------------

     No person is directly or indirectly controlled by or under common control with the Registrant.

Item 26.  Number of Holders of Securities
-----------------------------------------

     As of February ______________ , 1997, the following Class A Common Shares were outstanding. There were no Class B shares or Class Y shares outstanding.

                                                    Number of
                                   Title of Class Record Holders
                                   -------------- --------------

Pacific-European Growth Fund       Common Shares  --------------
Emerging Markets Growth Fund       Common Shares  --------------

Item 27.  Indemnification
-------------------------

     The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner and under such circumstances, to the full extent permitted by
Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding of the person against judgments, penalties, fines, settlements, and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

     Insofar as the indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant will comply with the indemnification requirements of Investment Company Act Releases 7221 (June 9, 1972) and 11330 (September 2,
1980).

Item 28.  Business and Other Connections of Investment Adviser
--------------------------------------------------------------

     Information on the business of the Adviser is described in the section of the Prospectus, incorporated by reference in this Registration Statement, entitled "Management -- Investment Adviser."

     The officers and directors of the Adviser and their titles are as follow:

         Name                                    Title
         ----                                    -----

     William H. Ellis               President, Director and Chairman of
                                      the Board
     Charles N. Hayssen             Director
     Bruce C. Huber                 Director
     David E. Rosedahl              Director
     Momchilo Vucenich              Director
     Paul A. Dow                    Senior Vice President and
                                     Chief Investment Officer
     Susan S. Miley                 Senior Vice President, General Counsel
                                     and Secretary
     Worth Bruntjen                 Senior Vice President
     Michael C. Derck               Senior Vice President
     Richard W. Filippone           Senior Vice President
     John J. Gibas                  Senior Vice President

     Marijo A. Goldstein            Senior Vice President
     Mark R. Grotte                 Senior Vice President
     Jerry F. Gudmundson            Senior Vice President
     Robert C. Hannah               Senior Vice President
     Lynne Harrington               Senior Vice President
     Kim Jenson                     Senior Vice President
     Lisa A. Kenyon                 Senior Vice President
     Mark S. Lee                    Senior Vice President
     Thomas S. McGlinch             Senior Vice President
     Curt D. McLeod                 Senior Vice President
     Steven V. Markusen             Senior Vice President
     Paula Meyer                    Senior Vice President
     Robert H. Nelson               Senior Vice President
     Gary Norstrem                  Senior Vice President
     Nancy S. Olsen                 Senior Vice President
     Ronald R. Reuss                Senior Vice President
     Bruce D. Salvog                Senior Vice President
     John K. Schonberg              Senior Vice President
     Sandra K. Shrewsbury           Senior Vice President
     David M. Steele                Senior Vice President
     Robert H. Weidenhammer         Senior Vice President
     John G. Wenker                 Senior Vice President
     Douglas J. White               Senior Vice President
     Cynthia K. Castle              Vice President
     Richard Daly                   Vice President
     Molly Destro                   Vice President
     Julie Deutz                    Vice President
     Joyce A. K. Halbe              Vice President
     Joan L. Harrod                 Vice President
     Mary M. Hoyme                  Vice President
     Amy K. Johnson                 Vice President
     Russell J. Kappenman           Vice President
     Kimberly F. Kaul               Vice President
     John D. Kightlinger            Vice President
     Wan-Chong Kung                 Vice President
     Steven Meyer                   Vice President
     Thomas Moore                   Vice President
     Chris Neuharth                 Vice President
     Paul D. Pearson                Vice President
     Eric L. Siedband               Vice President
     Catherine M. Stienstra         Vice President
     Shaista Tajamal                Vice President
     Jill A. Thompson               Vice President
     Jane K. Welter                 Vice President
     Marcy K. Winson                Vice President
     Fong P. Woo                    Vice President

     Principal occupations of Messrs. Ellis, Dow, Nelson and Ms. Miley are set forth in the Statement of Additional Information under the heading "Directors and Officers." Mr. Hayssen is a Director of the Adviser and has been Chief Information Officer of Piper Jaffray Companies Inc. since January 1996 and a Managing Director of Piper Jaffray Inc. ("Piper Jaffray") since 1986, prior to which he was a Managing Director of Piper Jaffray Companies Inc. from 1987 to 1995, Chief Financial Officer of Piper Jaffray from 1988 to 1995, Chief Financial Officer of the Adviser from 1989 to 1995 and Chief Operating Officer
of the Adviser from 1994 to 1995.   Mr. Huber has been a Director of the Adviser
since 1985 and a Managing Director of Piper Jaffray since 1986. Mr. Rosedahl is a Director of the Adviser and Managing Director and Secretary for Piper Jaffray and Managing Director, Secretary and General Counsel for Piper Jaffray Companies Inc. Mr. Vucenich has been a Director of the Adviser since 1994 and a Managing Director of Piper Jaffray Inc. since 1993.

     Mr. Bruntjen has been a Senior Vice President of the Adviser since 1988. Mr. Derck has been a Vice President of the Adviser since November 1992, prior to which he had been a manager of Advisory Accounts Services with the Adviser since April 1992 and, before that, an Assistant Vice President at First Trust since 1976. Mr. Filippone has been a Senior Vice President of the Adviser since 1991. Mr. Gibas has been a Senior Vice President of the Adviser since 1992, prior to which he had been a Vice President of the Adviser from 1987 to 1992. Ms. Goldstein has been a Senior Vice President of the Adviser since 1993, prior to which she was a Vice President of the Adviser from 1991 to 1993. Mr. Grotte has been a Senior Vice President of the Adviser since 1992, prior to which he had been a Vice President of the Adviser from 1988 to 1992. Mr. Gudmundson has been a Senior Vice President of the Adviser since 1995, prior to which he was an Executive Vice President at Resource Capital Advisers from 1991 to 1995. Mr. Hannah has been a Senior Vice President of the Adviser since 1995, prior to which he was manager of Craig and Associates in Seattle, Washington from 1993 to 1994, and prior thereto, he was manager of Exvere in Seattle from January 1993 to August 1993 and a registered representative at Geneva in Irvine, California from 1991 to 1992. Ms. Harrington has been a Senior Vice President of the Adviser since 1995, prior to which she was a Managing Director at Piper Jaffray Inc. in the Public Finance Department. Ms. Kenyon has been a Senior Vice President of the Adviser since 1992, prior to which she had been a financial adviser for a private family in Los Angeles. Ms. Jenson has been a Senior Vice President of the Adviser since 1996, prior to which she was a Managing Director at Piper Trust since 1991. Mr. Lee has been a Senior Vice President of the Adviser since 1995, prior to which he had been a Vice President of the Adviser since 1990. Mr. McGlinch has been a Senior Vice President of the Adviser since 1995, prior to which he had been a Vice President of the Adviser since 1992 and, prior thereto, he had been a specialty products trader at FBS Investment Services from 1990 to 1992. Mr. McLeod has been a Senior Vice President of the Adviser since 1995, prior to which he had been an analyst at the Adviser since 1988. Mr. Markusen has been a Senior Vice President of the Adviser since 1993, prior to which had been a senior vice president of Investment Advisers, Inc., in Minneapolis, Minnesota from 1989 to 1993. Ms. Meyer has been a Senior Vice President of the Adviser since 1994, prior to which she had been a Vice President of Secura Insurance, Appleton, Wisconsin from 1988 to 1994. Mr. Norstrem has been a Senior Vice President of the Adviser since 1993, prior to which he was Treasurer of the City of Saint Paul, Minnesota for twenty-eight years. Ms. Olsen has been a Senior Vice President of the Adviser since 1991. Mr. Reuss has been a Senior Vice President of the Adviser since 1989. Mr. Salvog has been a Senior Vice President of the Adviser since 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1984 to 1992. Mr. Schonberg has been a Senior Vice President of the Adviser since 1995, prior to which he was a Vice President of the Adviser from 1992 to 1995 and a portfolio manager for the Adviser since 1989. Ms. Shrewsbury has been a Senior Vice President of the Adviser since 1993, prior to which she had been a Managing Director of Piper Jaffray since 1992, and a Vice President of Piper Jaffray since 1990. Mr. Steele has been a Senior Vice President of the Adviser since 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1987 to 1992. Mr. Weidenhammer has been a Senior Vice President of the Adviser since 1991. Mr. Wenker has been a Senior Vice President of the Adviser since 1993, prior to which he had been a Managing Director of Piper Jaffray from 1992 to 1993, and prior thereto, the Director of Revitalization Resources of the Minneapolis Community Development Agency from 1990 to 1992. Mr. White has been a Senior Vice President of the Adviser since 1991.

     Ms. Castle has been a Vice President of the Adviser since 1994, prior to which she was a client service associate of the Adviser since 1990. Mr. Daly has been a Vice President of the Adviser since 1992, prior to which he was an Assistant Vice President of the Piper Jaffray since 1990 and a broker with Piper Jaffray from 1987 to 1992. Ms. Destro has been a Vice President of the Adviser since 1994, prior to which she was an Accounting Manager from 1993 to 1994 and mutual fund accountant from 1991 to 1993 with the Adviser. Ms. Deutz has been a Vice President of the Adviser since September 1995, prior to which she was an Assistant Vice President at Daiwa Bank, Ltd. from 1992 to September 1995 and a manager of financial reporting at The Churchill Companies from 1991 to 1992.
Ms. Halbe has been a Vice President of the Adviser since 1996, prior to which she was a Vice President at First Asset Management since 1990. Ms. Harrod has been a Vice President of the Adviser since 1992 and has been a trader for the Adviser since 1989. Ms. Hoyme has been a Vice President of the Adviser since 1996, prior to which she had been a Vice President at First Asset Management since 1989. Ms. Johnson has been a Vice President of the Adviser since 1994, prior to which she was an Accounting Manager from 1993 to 1994 and mutual fund accountant from 1991 to 1993 with the Adviser. Mr. Kappenman has been a Vice President of the Adviser since 1991. Ms. Kaul has been a Vice President and Director of Corporate Communications of the Adviser since 1991. Mr. Kightlinger has been a Vice President of the Adviser since 1991. Ms. Kung has been a Vice President of the Adviser since 1993, prior to which she had been a Senior Consultant at Cytrol Inc. from 1989 to 1992. Mr. Meyer has been a Vice President of the Adviser since 1994 and manager of Systems Integration for the Adviser since 1991. Mr. Moore has been a Vice President of the Adviser since 1992, prior to which he was a Portfolio Manager at Alpine Capital Management from 1990 to 1992 and a broker at Hanifen Capital Management from 1990 to 1992. Mr. Neuharth has been a Vice President of the Adviser since 1996, prior to which he had been a senior mortgage trader at FBS Mortgage since 1995, and prior thereto, a fixed income portfolio manager at Fortis Financial since 1987. Mr. Pearson has been a Vice President of the Adviser since 1995, prior to which he was Mutual Funds Accounting Manager of the Adviser from

1994 to 1995 and prior thereto, Director of Fund Operations at Norwest Bank, Minneapolis from 1992 to 1994. Mr. Siedband has been a Vice President of the Adviser since 1992. Ms. Stienstra has been a Vice President of the Adviser since November 1995 and a municipal bond trader of the Adviser since June 1995, prior to which she was an assistant analyst of the Adviser from 1991 to 1994. Ms. Tajamal has been a Vice President of the Adviser since 1995 and a portfolio manager of the Adviser since 1993, prior to which she was a money market analyst of the Adviser from 1990 to 1993. Ms. Thompson has been a Vice President of the Adviser since 1994, prior to which she had been a Vice President at First Asset Management since 1991. Ms. Welter has been a Vice President of the Adviser since 1994, prior to which she was a client service associate of the Adviser since 1993 and a mutual fund accountant with the Adviser from 1990 to 1993. Ms. Winson has been a Vice President of the Adviser since November 1993, prior to which she was an Assistant Vice President of the Adviser since March 1993 and an educator from 1990 to 1992. Mr. Woo has been a Vice President of the Adviser since 1994, prior to which he was a municipal credit analyst of the Adviser since 1992 and a credit specialist at a commercial trading firm from 1991 to 1992.

     The officers and directors of the Sub-Adviser and their titles are as follow:

          Name                             Title
          ----                             -----

     Iain A. Watt                   Chairman
     Peter A.K. Arthur              Joint Managing Director
     Michael W. Balfour             Joint Managing Director
     Lloyd A. Beat                  Executive Director
     Graham M. Brock                Executive Director
     Graham C. Campbell             Executive Director
     Alistair M.T. Currie           Executive Director
     David W. Currie                Executive Director
     Alex J. Gowans                 Executive Director
     William S. Johnstone           Executive Director
     David McCraw                   Executive Director
     Robert G.H. McGeorge           Executive Director
     Ian E. Massie                  Executive Director
     Ken McKenna                    Executive Director
     Catherine C.J. Miller          Executive Director
     Richard D. Muckart             Executive Director
     Colin F. Peters                Executive Director

     Principal occupations of Mr. Watt and Mr. Balfour are set forth in the Statement of Additional Information under the heading "Directors and Executive Officers." Messrs. Beat, Brock, A. Currie, D. Currie and McKenna and Ms. Miller have no other principal occupations other than as executive directors of the
Sub-Adviser.   Mr. Arthur currently serves as a director of Edinburgh Fund
Managers plc, Edinburgh Oil Management Limited, Drayton Asia Finance Limited, DFM Holdings Limited and Dunedin Fund Managers Limited. Mr. Johnstone currently serves as a director of Edinburgh Fund Managers plc and Broadgate Marketing Limited. Mr. Campbell currently serves as a director of Edinburgh Fund Managers plc and Scottish Judo Federation. Mr. Gowans currently serves as a director of Edinburgh Fund Managers plc, Edinburgh Income Trust plc and Edinburgh Small Companies Trust plc. Mr. Johnstone currently serves as a director of Edinburgh Fund Managers plc and Broadgate Marketing Limited. Mr. Massie currently serves as a director of Edinburgh Fund Managers plc and Dunedin Fund Managers Limited. Mr. McCraw currently serves as a director of Edinburgh Fund Managers plc, Dunedin Fund Managers Limited and DFM Holdings Limited. Mr. McGeorge currently serves as a director of Edinburgh Fund Mangers plc, Dunedin Fund Managers Limited, Dunedin Pension Fund Managers Limited, Dunedin Financial Services Limited, Dunedin Portfolio Managers Limited and Trustcto Finance plc. Mr. Muckart currently serves as a director of Edinburgh Fund Managers plc, Dunedin Fund Managers Limited, DFM Holdings Limited and LTS International Limited. Mr. Peters currently serves as a director of Edinburgh Fund Managers plc, Dunedin Fund Managers Limited and Taytem Nominees Limited.

Item 29.  Principal Underwriters
--------------------------------

     (a) Piper Jaffray Inc. acts as principal underwriter for the Registrant and also for three other open-end investment companies, Piper Funds Inc., the shares of which are currently offered in twelve series, Piper Funds Inc. -- II the shares of which are currently offered in one series and Piper Institutional Funds Inc., the shares of which are currently offered in one series. Piper Jaffray has acted as principal underwriter in connection with the initial public offering of shares of 23 closed-end investment companies.

     (b) The name, positions and offices with Piper Jaffray Inc., and positions and offices with the Registrant of each director and officer of Piper Jaffray Inc. are as follow:

                           Positions and Offices           Positions and Offices
      Name                    with Underwriter               with Registrant
      ----                 ---------------------           ---------------------
Addison L. Piper           Chairman of the Board of               None
                           Directors and Chief Executive
                           Officer

Ralph W. Burnet            Member of the Board                    None
                           of Directors

William H. Ellis           Member of the Board                    None
                           of Directors

John L. McElroy, Jr.       Member of the Board                    None
                           of Directors

Kathy Halbreich            Member of the Board                    None
                           of Directors

Robert S. Slifka           Member of the Board                    None
                           of Directors

                           Positions and Offices      Positions and Offices
    Name                      with Underwriter            with Registrant
    ----                   ---------------------      ---------------------
David Stanley                Member of the Board              None
                             of Directors

James J. Bellus              Managing Director                None

AnnDrea M. Benson            Managing Director and            None
                             General Counsel

Lloyd K. Benson              Managing Director                None

Gary J. Blauer               Managing Director                None

Karen M. Bohn                Managing Director                None

Sean K. Boyea                Managing Director                None

Ronald O. Braun              Managing Director                None

Jay A. Brunkhorst            Managing Director                None

Kenneth S. Cameranesi        Managing Director                None

Stephen M. Carnes            Managing Director                None

Joseph V. Caruso             Managing Director                None

Antonio J. Cecin             Managing Director                None

Joyce E. Chaney              Managing Director                None

Kenneth P. Clark             Managing Director                None

Linda A. Clark               Managing Director                None

Stephen B. Clark             Managing Director                None

David P. Crosby              Managing Director                None

Mark A. Curran               Managing Director                None

George S. Dahlman            Managing Director                None

Jack C. Dillingham           Managing Director                None

                            Positions and Offices      Positions and Offices
      Name                     with Underwriter            with Registrant
      ----                  ---------------------      ---------------------
Mark T. Donahoe               Managing Director                 None

Darci L. Doneff               Managing Director                 None

Andrew S. Duff                Managing Director                 None

Andrew W. Dunleavy            Managing Director                 None

Richard A. Edstrom            Managing Director                 None

Fred R. Eoff, Jr.             Managing Director                 None

Richard D. Estenson           Managing Director                 None

Francis E. Fairman IV         Managing Director                 None

John R. Farrish               Managing Director                 None

G. Richard Ferguson           Managing Director                 None

Paul Ferry                    Managing Director                 None

Mark E. Fisler                Managing Director                 None

Michael W. Follett            Managing Director                 None

Daniel P. Gallaher            Managing Director                 None

Peter M. Gill                 Managing Director                 None

Kevin D. Grahek               Managing Director                 None

Paul D. Grangaard             Managing Director                 None

James S. Harrington           Managing Director                 None

Charles N. Hayssen            Managing Director                 None

William P. Henderson          Managing Director                 None

Allan F. Hickok               Managing Director                 None

Richard L. Hines              Managing Director                 None

                           Positions and Offices      Positions and Offices
       Name                   with Underwriter            with Registrant
       ----                ---------------------      ---------------------
David B. Holden              Managing Director                 None

Charles E. Howell            Managing Director                 None

Bruce C. Huber               Managing Director                 None

Elizabeth A. Huey            Managing Director                 None

John R. Jacobs               Managing Director                 None

Earl L. Johnson              Managing Director                 None

Richard L. Johnson           Managing Director                 None

Nicholas P. Karos            Managing Director                 None

Paul P. Karos                Managing Director                 None

Richard G. Kiss              Managing Director                 None

Gordon E. Knudsvig           Managing Director                 None

Jerome P. Kohl               Managing Director                 None

Eric W. Larson               Managing Director                 None

Dan L. Lastavich             Managing Director                 None

Robert J. Magnuson           Managing Director                 None

Robert E. Mapes              Managing Director                 None

Peter T. Mavroulis           Managing Director                 None

Michael P. McMahon           Managing Director                 None

G. Terry McNellis            Managing Director                 None

Thomas A. Medlin             Managing Director                 None

Darryl L. Meyers             Managing Director                 None

Joseph E. Meyers             Managing Director                 None

                            Positions and Offices      Positions and Offices
       Name                    with Underwriter            with Registrant
       ----                 ---------------------      ---------------------
John V. Miller                Managing Director                 None

Dennis V. Mitchell            Managing Director                 None

Edward P. Nicoski             Managing Director                 None

Barry J. Nordstrand           Managing Director                 None

Benjamin S. Oehler            Managing Director                 None

Brooks G. O'Neil              Managing Director                 None

John P. O'Neill               Managing Director                 None

John Otterlei                 Managing Director                 None

Robin C. Pfister              Managing Director                 None

Laurence S. Podobinski        Managing Director                 None

Steven J. Proeschel           Managing Director                 None

Rex W. Ramsay                 Managing Director                 None

Brian J. Ranallo              Managing Director                 None

Roger W. Redmond              Managing Director                 None

Robert P. Rinek               Managing Director                 None

Wesley L. Ringo               Managing Director                 None

Jim M. Roane                  Managing Director                 None

Deborah K. Roesler            Managing Director                 None

Russ E. Rogers                Managing Director                 None

David E. Rosedahl             Managing Director                 None
                              and Secretary

Terry D. Sandven              Managing Director                 None

Thomas P. Schnettler          Managing Director                 None

                            Positions and Offices      Positions and Offices
      Name                    with Underwriter            with Registrant
      ----                  ---------------------      ---------------------
Steven R. Schroll             Managing Director                None

Joyce Nelson Schuette         Managing Director                None

Lawrence M. Schwartz, Jr.     Managing Director                None

Morton D. Silverman           Managing Director                None

Linda E. Singer               Managing Director                None

David P. Sirianni             Managing Director                None

Arch C. Smith                 Managing Director                None

Robert L. Sonnek              Managing Director                None

Thomas E. Stanberry           Managing Director                None

DeLos V. Steenson             Managing Director                None

D. Greg Sundberg              Managing Director                None

Robert D. Swerdling           Managing Director                None

William H. Teeter             Managing Director                None

Ann C. Tillotson              Managing Director                None

Marie Uhrich                  Managing Director                None

Momchilo Vucenich             Managing Director                None

Charles M. Webster, Jr.       Managing Director                None

Darrell L. Westby             Managing Director                None

David R. Westcott             Managing Director                None

Douglas R. Whitaker           Managing Director                None

James H. Wilford              Managing Director                None

Stephen W. Woodard            Managing Director                None

                           Positions and Offices      Positions and Offices
       Name                   with Underwriter            with Registrant
       ----                ---------------------      ---------------------
Mark Wren                    Managing Director               None

Saul Yaari                   Managing Director               None

Beverly J. Zimmer            Managing Director               None

The principal business address of each of the individuals listed above is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.


Item 30.  Location of Accounts and Records
------------------------------------------

     The physical possession of the accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 3la-1 to 3la-3 promulgated thereunder is maintained by the Registrant at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804, except that the physical possession of certain accounts, books and other documents related to the custody of the Pacific-European Fund's securities may be maintained by it custodian, First Trust National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, and certain documents related the custody of Emerging Markets Fund's securities may be maintained by its custodian, Investors Fiduciary Trust Company, 127 West Tenth Street, Kansas City, Missouri 64105. Investors Fiduciary Trust Company may also maintain documents for each Fund in its capacity as Transfer and Dividend Disbursing Agent.

Item 31.  Management Services
-----------------------------

     Not applicable.

Item 32.  Undertakings
----------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c) Each recipient of a prospectus of any series of the Registrant may request the latest Annual Report and such Annual Report will be furnished by the Registrant without charge.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 9th day of December 1996.

                                    PIPER GLOBAL FUNDS INC.
                                    (Registrant)


                                    By    /s/ Paul A. Dow
                                       ----------------------------------
                                       Paul A. Dow, President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

   /s/ Paul A. Dow                 President (principal     December 9, 1996
-----------------------------      executive officer)
Paul A. Dow

   /s/ Robert H. Nelson            Treasurer (principal     December 9, 1996
------------------------------     financial and
Robert H. Nelson                   accounting officer)

Michael W. Balfour*                Director

David T. Bennett*                  Director

Jaye F. Dyer*                      Director

William H. Ellis*                  Director

Karol D. Emmerich*                 Director

Luella G. Goldberg*                Director

David A. Hughey*                   Director

George Latimer*                    Director

Iain A. Watt*                      Director

*By   /s/ William H. Ellis                                  December 9, 1996
    --------------------------------
    William H. Ellis, Attorney-in-Fact